THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                             [TRAVELERS ART]

                 MANAGED ASSETS TRUST
                 HIGH YIELD BOND TRUST
                 CAPITAL APPRECIATION FUND
                 MONEY MARKET PORTFOLIO
                 THE TRAVELERS SERIES TRUST:

                 U.S. GOVERNMENT SECURITIES PORTFOLIO
                 SOCIAL AWARENESS STOCK PORTFOLIO
                 UTILITIES PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Fund(s)") and the Travelers Series Trust -- U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolio(s)")(1) for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined investment strategies for each of the Funds or Portfolios.

           Performance for the Six Months Ended June 30, 2002(2)
---------------------------------------------------------------------------
Managed Assets Trust.......................................           (6.62)%
High Yield Bond Trust......................................            0.00
Capital Appreciation Fund..................................          (15.36)
Money Market Portfolio.....................................            0.72
U.S. Government Securities Portfolio.......................            4.50
Social Awareness Stock Portfolio...........................          (15.53)
Utilities Portfolio........................................          (18.31)

                                                  MARKET              SCHEDULE OF
                                                COMMENTARY            INVESTMENTS
                                                ----------            -----------
Managed Assets Trust................                 2                     8
High Yield Bond Trust...............                 3                    21
Capital Appreciation Fund...........                 4                    29
Money Market Portfolio..............                 5                    31
U.S. Government Securities
  Portfolio.........................                44                    49
Social Awareness Stock Portfolio....                45                    51
Utilities Portfolio.................                45                    54

MARKET AND ECONOMIC OVERVIEW

The first six months of 2002 were full of volatility and uncertainty for many investors. Although some fundamental economic data seemed to indicate that the country might be poised for a recovery early in the period [including strong first quarter Gross Domestic Product ("GDP")(3) growth of 5.0%], equity investors remained skittish. A series of accounting scandals and tense political situations created more uneasiness among equity investors and contributed to a significant flight to quality, as investors sought out investment alternatives that they perceived as more conservative, such as investment grade fixed income securities.

Higher-yielding fixed income securities were also negatively affected by investor concerns about the timing and extent of an economic recovery. The telecommunications industry was hit particularly hard, as fundamentals for many of these companies continued to deteriorate during the period.

---------------
(1) The Funds or Portfolios are underlying investment options of various variable annuity products. A variable annuity and life product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
(2) The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Fund or Portfolio. Past performance is not indicative of future results.
(3) GDP is a market value of goods and services produced by labor and property in a given country.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Short-term interest rates remained at historically low levels during the period. Although the Federal Open Market Committee ("FOMC")(4) moved to a neutral bias from a weakness bias in March, it left the federal funds rate ("fed funds rate")(5) unchanged at 1.75% throughout the first half of 2002. Inflation remained subdued during the period, leading many to believe that the FOMC will probably not raise the fed funds rate until some time later this summer or fall.

MANAGED ASSETS TRUST

INVESTMENT STRATEGY

Managed Assets Trust ("Fund") seeks high total return by investing in a blend of common stocks, convertible and fixed income securities.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned negative 6.62%. In comparison, the Lehman Brothers Government/Corporate Bond Index ("Lehman Gov't./Corp. Index")(6) and the S&P 500 Index ("S&P 500")(7) returned 3.26% and negative 13.15%, respectively. Past performance is not indicative of future results.

The Fund's performance during the first quarter of 2002 benefited from our emphasis on earnings estimate revisions. Stocks whose earnings estimates had been revised downward did, indeed, disappoint in their quarterly earnings report. Our bias toward strong earnings fundamentals also helped relative performance. As geopolitical risks and financial accounting concerns created a more bearish investing environment during the latter part of the period, the lower price-to-earnings ("P/E")(8) ratio of the Fund relative to its benchmark helped us mitigate negative market factors.

Our analysis of the Fund's performance for the first quarter indicates that our stock selection yielded favorable results in the healthcare and utilities sectors, mixed results in the consumer discretionary sector and adverse results in the technology, producer durables and financial services sectors. In the healthcare sector, we benefited from our underweight position in Bristol-Myers Squibb Co., which reported disappointing trial results for its cardiovascular drug Vanlev. Our overweight positions in Tenet Healthcare Corp. and Bausch & Lomb Inc. helped performance, as earnings estimates for those stocks continued to rise. In the utilities sector, we benefited from avoiding stocks such as Calpine Corp., Nextel Communications, Inc. and Qwest Communications Inc., which declined substantially early in the first quarter. Qwest Communications Inc. steadily lost market share in the intensely competitive long distance business. Nextel Communications, Inc. struggled with its heavy debt burden in an increasingly difficult wireless industry.

In the consumer discretionary sector, our position in industrial and consumer cyclical stocks performed well as hopes of an economic recovery grew. Stocks such as Alberto-Culver Co., International Flavors & Fragrances Inc., Maytag Corp. and Office Depot Inc. helped boost Fund performance. Late in the first quarter, retail stocks rose sharply on renewed hopes of a market rally after a lull in February. Unfortunately, the lift in stock prices was more pronounced for companies with poor recent earnings performance. In this situation, our underweight positions in stocks with negative earnings surprises such as CVS Corp. and The Gap, Inc. hurt our performance.

In the technology sector, our small positions in Sanmina-SCI Corp. and Sun Microsystems, Inc. underperformed on profit-taking after a strong fourth quarter. In the producer durables sector, we held a small overweight position in Tyco International Ltd. whose accounting practices have come under scrutiny. Tyco International Ltd.'s share price fell by nearly 50% in January as the company defended its balance sheet strength and liquidity position.

During the second quarter of 2002, our stock selection was favorable in the healthcare, consumer discretionary, financial services and utilities sectors. In the healthcare sector, we gained from our underweight position in several drug stocks such as

---------------
(4) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(6) The Lehman Gov't./Corp. Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's). Please note that an investor cannot invest directly in an index.
(7) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(8) The P/E ratio is the price of a stock divided by its earnings per share.
 2
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Bristol-Myers Squibb Co., Eli Lilly & Co. and Schering-Plough Corp. Our earnings emphasis encouraged overweight positions in healthcare stocks such as Humana Inc., Trigon Healthcare, Inc., UnitedHealth Group Inc., and Wellpoint Health Networks Inc., which all produced strong gains. In the consumer discretionary sector, retailers such as Lowes Cos. Inc., Limited Brands, Newell Rubbermaid Inc. and Williams-Sonoma Inc. continued their strong performance on higher earnings estimates driven by robust consumer spending. Our overweight position in Pactiv Corp., a global supplier of specialty packaging and consumer products, helped performance as investors rewarded the company's low P/E ratio, defensive product mix and earnings growth rate.

In the financial services sector, we were overweight in a handful of insurance companies such as CIGNA Corp., MetLife, Inc. and Washington Mutual Inc. and a select group of financial services providers such as Countrywide Credit Industries Inc., H&R Block Inc., National City Corp. and The PMI Group Inc., which produced the lone relief in an otherwise gloomy sector with periods of positive returns. We successfully avoided St. Paul Cos., which reported a major earnings disappointment.

In the utilities sector, companies with energy trading operations such as Dynegy Inc., El Paso Corp. and Reliant Energy, Inc. continued to struggle in the wake of the credibility crisis triggered by the Enron Corp. collapse. We benefited from avoiding these companies along with companies with revenue shortfalls such as Qwest Communications Inc. and WorldCom Inc.

Despite concerns about accounting fraud and terrorist threats during the period, a mild economic recovery appeared to be underway. We believe the resolution of these accounting problems and the return of investor confidence in corporate America could stimulate the economy and benefit stocks in the long run.

HIGH YIELD BOND TRUST(9)

INVESTMENT STRATEGY

The High Yield Bond Trust ("Fund") seeks high current income by investing at least 80% of its assets primarily in bonds that are rated below investment-grade.(10)

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned 0.00%. In comparison, the Credit Suisse First Boston Global High Yield Index ("CSFB Global High Yield Index")(11) returned 0.16%. Also, an equally weighted blend of five high yield bond indices (the J.P. Morgan U.S. Dollar Global High Yield Bond Index(12), Salomon Smith Barney High Yield Market Index(13), Merrill Lynch High Yield II Master Index(14), Credit Suisse First Boston High Yield Total Index ("CSFB High Yield Index")(15) and Bear Stearns High Yield Index(16)) returned negative 3.09% for the six-month period. Past performance is not indicative of future results.

The return of the Fund was hampered by significant negative returns in the telecommunications sector (dominated by Qwest Communications Inc. and WorldCom Inc.) and the wireless and cable sectors. The cable sector came under significant pressure due to fraud charges against Adelphia Communications Corp. officials, which impacted the entire sector. The wireless sector came under significant pressure due to the capital needs of the sector, the slowing of growth and high leverage. The WorldCom Inc. collapse also contributed to significant declines in the telecommunications sector.

---------------
 (9) High yield bonds involve greater credit and liquidity risks than investment grade bonds.
(10) Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
(11) The CSFB Global High Yield Index consists of non-investment-grade corporate bonds issued by both U.S. and non-U.S. companies. Please note than an investor cannot invest directly in an index.
(12) The J.P. Morgan U.S. Dollar Global High Yield Bond Index is a dollar-denominated index consisting of non-investment-grade corporate bonds, which are issued by both U.S. and non-U.S. companies. Please note than an investor cannot invest directly in an index.
(13) The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
(14) The Merrill Lynch High Yield Master II Index is an index of U.S. currency high yield bonds issued by U.S. and non-U.S. issuers with maturities of one year or more and a credit rating lower than BBB-/Baa3. Please note than an investor cannot invest directly in an index.
(15) The CSFB High Yield Index is an unmanaged index of high yield debt securities. Please note than an investor cannot invest directly in an index.
(16) The Bear Stearns High Yield Index comprises 1,533 securities across a wide spectrum of industries with at least one year to maturity. Please note than an investor cannot invest directly in an index.
                                                                               3
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Assets in high yield mutual funds declined during the period, as concerns about accounting scandals and corporate fraud affected the market. While the period was a difficult one from a return standpoint, we continue to believe in our high yield approach to fixed income investing and believe that the current difficulties may also present buying opportunities that will benefit investors over the long term. We remain cautiously optimistic about finding long-term value in this environment and continue to seek out and purchase investment targets that we believe have attractive yields.

CAPITAL APPRECIATION FUND

INVESTMENT STRATEGY

Capital Appreciation Fund ("Fund") seeks growth of capital by investing in common stocks of companies in any industry and of any size. Income is not an objective. The Fund invests primarily in common stocks of small to large companies that are expected to experience wide fluctuations in price.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned negative 15.36%. In comparison, the S&P 500 returned negative 13.15% for the same period. Past performance is not indicative of future results.

The financial markets continued to be challenging during the period. We believe that the effects of the ongoing war on terrorism, increasing tensions in the Middle East, the upward movement of energy prices, the Food and Drug Administration's reluctance to approve new medications, troubles in the telecommunications industry, accounting scandals and questions about corporate integrity all converged to produce one of the toughest stock-picking environments in nearly 70 years.

On a more positive note, several economic stimulants remain active in the capital markets. Inflation is steady, bond yields are still relatively attractive and excess inventories in a few industries are beginning to be worked down, although end demand is still very much in question.

Throughout the period, we sold or significantly trimmed our positions in our larger underperforming holdings, such as AOL Time Warner Inc., Nokia Corp., Pfizer, Inc. and QUALCOMM Inc. For example, AOL Time Warner Inc. dropped from the Fund's top holding to the sixth position during the reporting period. The company's stock price has suffered, we believe, from the misperception among some investors that the biggest portion of its business is its struggling online service. While we continue to see growth potential in the strength of its other underlying businesses, we will monitor the company's ongoing developments closely. A stock that contributed positively to performance during the period was The Coca-Cola Co., which was the Fund's largest holding at the end of the period.

We continued to diversify the Fund during the period and established many new positions, including higher education lender SLM Corp., healthcare network provider UnitedHealth Group Inc. and McKesson Corp., a large distributor of pharmaceuticals and medical supplies. We also increased our position in General Dynamics Corp., which could benefit from increased U.S. defense spending as a result of escalating Middle East tensions. We also increased our holdings in the financial services sector.

Historically, we believe the most effective way to increase an investor's return has been to invest in a relatively small number of stocks, with the conviction to hold them through thick and thin. But today's markets are different. In our opinion, competitive advantage is more fleeting and capital flows are much more efficient than they have been in the past. Additionally, the proliferation of nearly $1 trillion of hedge fund money has significantly changed the landscape of the financial markets. Despite these changes, we genuinely believe that our style of fundamental research will remain effective as we navigate through this new environment.

Going forward, we expect to become more active in trading some of our positions. While we maintain a few holdings in the struggling technology area, we expect to keep a close eye on these positions and significantly limit our exposure until we see signs that capital spending has improved markedly. As always, when we cannot find investments that meet our criteria, we will remain patient, maintaining a cash position.

We realize that the past several years have been tough ones for our investors and we are working diligently to improve the Fund's performance going forward.

 4
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

INVESTMENT STRATEGY

Money Market Portfolio ("Fund") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in 13 months or less.

FUND OVERVIEW

For the six months ended June 30, 2002, the Fund returned 0.72%. Assets in the Fund were primarily invested in high-quality commercial paper during the period. We believe this approach provided the Fund with safety and liquidity. At the end of the period, the Fund had total assets of $373.6 million, with an average yield of 1.79% and an average life of 23 days. Past performance is not indicative of future results.

Please note that your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Throughout the first half of 2002, U.S. economic data remained mixed. GDP increased an estimated 5.0% during the first quarter of 2002, according to the U.S. Department of Commerce's Bureau of Economic Analysis, up from 1.7% growth in the fourth quarter of 2001. Although real GDP surged, a modest slowdown is anticipated for the second half of 2002. Economists expect GDP to grow at an annual rate of roughly 2.50% to 3.50% for the remainder of 2002.

The manufacturing sector also improved during the period. For example, the Institute for Supply Management Index ("ISM Index")(17) increased to 56.2% in June, from 53.9% in April. Although the survey indicates that both factory orders and industrial production could show strong growth during the coming months, the labor market continued to show signs of weakness at the end of the reporting period. In June, for example, the economy added only 36,000 jobs, well below the expected 75,000. Consequently, the unemployment rate rose to 5.9% in June, close to the high of 6.00% reported in April.

The FOMC kept the fed funds rate unchanged at 1.75% during the period and maintained its neutral bias during the second quarter. Equity market weakness, slower final demand and benign inflation suggest that the FOMC will probably not raise the fed funds rate until late this summer or fall.

Thank you for your investment in The Travelers Variable Products
Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 8 through 31 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is as of June 30, 2002 and is subject to change.

---------------
(17) The ISM's composite PMI Index (formerly the National Association of Purchasing Managers Index) is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+              (6.62)%
    Year Ended 6/30/02                     (9.14)
    Five Years Ended 6/30/02                5.59
    Ten Years Ended 6/30/02                 9.14



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               139.83%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX      S&P 500 INDEX
                                        --------------------   --------------------   --------------------      -------------
6/92                                         $10,000                 $10,000                 $10,000                $10,000
12/92                                         10,573                  10,497                  10,121                 10,834
12/93                                         11,560                  11,655                  10,399                 11,923
12/94                                         11,300                  11,245                  10,677                 12,080
12/95                                         14,365                  13,410                  10,948                 14,728
12/96                                         16,344                  13,798                  11,311                 18,108
12/97                                         19,828                  15,145                  11,503                 24,149
12/98                                         24,079                  16,579                  11,688                 31,089
12/99                                         27,503                  15,853                  12,037                 37,628
12/00                                         27,059                  17,731                  12,445                 34,203
12/01                                         25,684                  19,240                  12,638                 30,140
6/02                                          23,983                  19,867                  12,867                 26,177

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+               0.00%
    Year Ended 6/30/02                      2.54
    Five Years Ended 6/30/02                5.82
    Ten Years Ended 6/30/02                 8.59



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               127.91%






    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds."

[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX       YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
6/92                                         $10,000                  $10,000                $10,000                $10,000
12/92                                         10,532                   10,457                 10,121                 10,873
12/93                                         12,007                   11,477                 10,399                 12,571
12/94                                         11,856                   11,142                 10,677                 12,547
12/95                                         13,690                   13,200                 10,948                 14,891
12/96                                         15,887                   13,679                 11,311                 16,488
12/97                                         18,518                   14,999                 11,503                 18,570
12/98                                         19,732                   16,302                 11,688                 18,624
12/99                                         20,605                   16,169                 12,037                 19,452
12/00                                         20,804                   18,050                 12,445                 18,780
12/01                                         22,791                   19,575                 12,638                 19,870
6/02                                          22,791                   20,317                 12,867                 19,901

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+             (15.36)%
    Year Ended 6/30/02                    (25.89)
    Five Years Ended 6/30/02                5.53
    Ten Years Ended 6/30/02                13.29



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/92 through 6/30/02               248.16%

    + Total return is not annualized, as it may not be representative of the total return for the year.




This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION
                                                FUND              S&P 500 INDEX        RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------      -------------        ------------------    --------------------
6/92                                          $10,000                 $10,000                $10,000                 $10,000
12/92                                          11,877                  10,834                 11,825                  10,121
12/93                                          13,722                  11,923                 14,057                  10,399
12/94                                          13,018                  12,080                  5,833                  10,677
12/95                                          17,752                  14,728                  7,493                  10,948
12/96                                          22,759                  18,108                  8,729                  11,311
12/97                                          28,709                  24,149                 10,682                  11,503
12/98                                          46,402                  31,089                 10,410                  11,688
12/99                                          71,234                  37,628                 12,622                  12,037
12/00                                          55,650                  34,203                 12,241                  12,445
12/01                                          41,133                  30,140                 12,555                  12,638
6/02                                           34,816                  26,177                 11,965                  12,867

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 57.7%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
         5,400           Omnicom Group Inc. .........................................    $    247,320
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.6%
        21,143           The Boeing Co. .............................................         951,435
         5,100           General Dynamics Corp. .....................................         542,385
        19,300           Honeywell International Inc. ...............................         679,939
        13,900           Lockheed Martin Corp. ......................................         966,050
         3,100           Northrop Grumman Corp. .....................................         387,500
        11,000           Raytheon Co. ...............................................         448,250
         8,322           United Technologies Corp. ..................................         565,064
-----------------------------------------------------------------------------------------------------
                                                                                            4,540,623
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         340,976
-----------------------------------------------------------------------------------------------------
APPLIANCES AND TOOLS -- 0.2%
        11,765           Maytag Corp. ...............................................         501,777
         3,400           The Stanley Works ..........................................         139,434
-----------------------------------------------------------------------------------------------------
                                                                                              641,211
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.5%
        18,494           Ford Motor Co. .............................................         295,904
        19,086           General Motors Corp. .......................................       1,020,147
-----------------------------------------------------------------------------------------------------
                                                                                            1,316,051
-----------------------------------------------------------------------------------------------------
BANKS -- 4.0%
        34,216           Bank of America Corp. ......................................       2,407,438
        12,835           The Bank of New York Co., Inc. .............................         433,181
        30,121           Bank One Corp. .............................................       1,159,056
         5,493           Fifth Third Bancorp. .......................................         366,108
        22,616           FleetBoston Financial Corp. ................................         731,628
         6,001           Golden West Financial Corp. ................................         412,749
        29,165           National City Corp. ........................................         969,736
         4,400           Regions Financial Corp. ....................................         154,660
         5,283           SunTrust Banks, Inc. .......................................         357,765
        22,200           U.S. Bancorp. ..............................................         518,370
        18,130           Wachovia Corp. .............................................         692,203
        26,000           Washington Mutual, Inc. ....................................         964,860
        37,724           Wells Fargo & Co. ..........................................       1,888,463
-----------------------------------------------------------------------------------------------------
                                                                                           11,056,217
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 2.2%
         6,783           Adolph Coors Co., Class B Shares............................         422,581
        26,600           Anheuser-Busch Cos., Inc. ..................................       1,330,000
        44,105           The Coca-Cola Co. ..........................................       2,469,880
        19,800           The Pepsi Bottling Group, Inc. .............................         609,840
        24,680           PepsiCo, Inc. ..............................................       1,189,576
-----------------------------------------------------------------------------------------------------
                                                                                            6,021,877
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
        19,440           Amgen Inc. (a)..............................................    $    814,147
         2,800           Biogen, Inc. (a)............................................         116,004
        16,700           Immunex Corp. (a)...........................................         373,078
         3,300           MedImmune, Inc. (a).........................................          87,120
-----------------------------------------------------------------------------------------------------
                                                                                            1,390,349
-----------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.5%
        19,300           Comcast Corp., Special Class A Shares (a)...................         460,112
        54,295           The Walt Disney Co. ........................................       1,026,175
-----------------------------------------------------------------------------------------------------
                                                                                            1,486,287
-----------------------------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 0.2%
         9,200           Centex Corp. ...............................................         531,668
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
        12,565           Masco Corp. ................................................         340,637
-----------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.1%
         2,087           Harrah's Entertainment, Inc. (a)............................          92,558
         5,893           MGM MIRAGE (a)..............................................         198,889
-----------------------------------------------------------------------------------------------------
                                                                                              291,447
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         403,760
        14,479           The Dow Chemical Co. .......................................         497,788
        16,422           E.I. du Pont de Nemours & Co. ..............................         729,137
         3,800           Eastman Chemical Co. .......................................         178,220
         5,000           Engelhard Corp. ............................................         141,600
         1,546           International Flavors & Fragrances Inc. ....................          50,230
         2,600           Praxair, Inc. ..............................................         148,122
         3,500           Rohm & Haas Co. ............................................         141,715
-----------------------------------------------------------------------------------------------------
                                                                                            2,290,572
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.9%
         6,900           Automatic Data Processing, Inc. ............................         300,495
         4,600           Avery Dennison Corp. .......................................         288,650
        11,700           Concord EFS, Inc. (a).......................................         352,638
         8,884           Equifax Inc. ...............................................         239,868
        21,872           First Data Corp. ...........................................         813,638
        11,610           Fiserv, Inc. (a)............................................         426,203
-----------------------------------------------------------------------------------------------------
                                                                                            2,421,492
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.2%
       146,572           Cisco Systems, Inc. (a).....................................       2,044,679
        22,000           JDS Uniphase Corp. (a)......................................          58,740
        40,645           Lucent Technologies Inc. (a)................................          67,471
        62,154           Motorola, Inc. .............................................         896,261
        13,857           Scientific-Atlanta, Inc. ...................................         227,948
-----------------------------------------------------------------------------------------------------
                                                                                            3,295,099
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
        75,538           AOL Time Warner Inc. (a)....................................    $  1,111,164
         8,200           Computer Sciences Corp. (a).................................         391,960
        10,100           Electronic Data Systems Corp. ..............................         375,215
        28,105           Unisys Corp. (a)............................................         252,945
-----------------------------------------------------------------------------------------------------
                                                                                            2,131,284
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.9%
        15,867           Apple Computer, Inc. (a)....................................         281,163
        50,500           Dell Computer Corp. (a).....................................       1,320,070
        46,909           EMC Corp. (a)...............................................         354,163
        34,521           Hewlett Packard Co. ........................................         527,482
        25,873           International Business Machines Corp. ......................       1,862,856
         8,141           Lexmark International, Inc. (a).............................         442,870
         5,819           Network Appliance, Inc. (a).................................          72,388
        73,200           Sun Microsystems, Inc. (a)..................................         366,732
-----------------------------------------------------------------------------------------------------
                                                                                            5,227,724
-----------------------------------------------------------------------------------------------------
CONSTRUCTION AND AGRICULTURAL MACHINERY -- 0.1%
         6,388           Deere & Co. ................................................         305,985
-----------------------------------------------------------------------------------------------------
CONSTRUCTION SUPPLIES AND FIXTURES -- 0.3%
        13,623           Fortune Brands, Inc. .......................................         762,888
-----------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.2%
        14,396           H&R Block, Inc. ............................................         664,375
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.3%
         3,858           Ball Corp. .................................................         160,030
        22,771           Pactiv Corp. (a) ...........................................         541,950
-----------------------------------------------------------------------------------------------------
                                                                                              701,980
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.7%
        33,052           American Express Co. .......................................       1,200,449
        18,900           Charles Schwab Corp. .......................................         211,680
        15,000           Countrywide Credit Industries, Inc. ........................         723,750
        23,894           Fannie Mae..................................................       1,762,183
        21,205           Freddie Mac.................................................       1,297,746
         6,521           The Goldman Sachs Group, Inc. ..............................         478,315
        18,543           Household International, Inc. ..............................         921,587
         3,924           Investors Financial Services Corp. .........................         131,611
        29,922           J.P. Morgan Chase & Co. ....................................       1,014,954
         9,547           Lehman Brothers Holdings Inc. ..............................         596,878
        29,600           MBNA Corp. .................................................         978,872
        14,249           Merrill Lynch & Co., Inc. ..................................         577,084
        15,032           Moody's Corp. ..............................................         747,842

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.7% (CONTINUED)
        19,314           Morgan Stanley..............................................    $    832,047
         5,788           SLM Corp. ..................................................         560,857
         9,896           State Street Corp. .........................................         442,351
        22,018           Union Planters Corp. .......................................         712,723
-----------------------------------------------------------------------------------------------------
                                                                                           13,190,929
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
        11,369           ALLTEL Corp. ...............................................         534,343
        37,450           AT&T Corp. .................................................         400,715
        35,993           BellSouth Corp. ............................................       1,133,780
        58,746           SBC Communications Inc. ....................................       1,791,753
        33,576           Verizon Communications Inc. ................................       1,348,076
-----------------------------------------------------------------------------------------------------
                                                                                            5,208,667
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.7%
        12,382           Dominion Resources Inc. ....................................         819,688
        16,300           Duke Energy Co. ............................................         506,930
        11,900           Entergy Corp. ..............................................         505,036
        14,255           Exelon Corp. ...............................................         745,536
        50,075           Mirant Corp. (a)............................................         365,548
        15,545           PG&E Corp. (a)..............................................         278,100
        28,031           The Southern Co. ...........................................         768,049
         4,030           TECO Energy, Inc. ..........................................          99,743
        15,800           TXU Corp. ..................................................         814,490
-----------------------------------------------------------------------------------------------------
                                                                                            4,903,120
-----------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
         8,000           Agilent Technologies, Inc. (a)..............................         189,200
         7,839           Eaton Corp. ................................................         570,287
-----------------------------------------------------------------------------------------------------
                                                                                              759,487
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.5%
        23,198           SUPERVALU Inc. .............................................         569,047
        19,991           Walgreen Co. ...............................................         772,252
-----------------------------------------------------------------------------------------------------
                                                                                            1,341,299
-----------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 0.6%
         7,164           Hershey Foods Corp. ........................................         447,750
           588           The J.M. Smucker Co. .......................................          20,084
        12,598           Kellogg Co. ................................................         451,764
        23,308           Tyson Foods, Inc., Class A Shares...........................         361,507
         7,599           Unilever N.V., NY Shares....................................         492,415
-----------------------------------------------------------------------------------------------------
                                                                                            1,773,520
-----------------------------------------------------------------------------------------------------
FURNITURE AND FIXTURES -- 0.2%
        21,571           Leggett & Platt, Inc. ......................................         504,761
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE FACILITIES -- 0.5%
        16,600           HCA Inc. ...................................................    $    788,500
        10,373           Tenet Healthcare Corp. (a)..................................         742,188
-----------------------------------------------------------------------------------------------------
                                                                                            1,530,688
-----------------------------------------------------------------------------------------------------
HOTELS AND MOTELS -- 0.1%
         7,941           Hilton Hotels Corp. ........................................         110,380
         3,913           Starwood Hotels & Resorts Worldwide, Inc. ..................         128,699
-----------------------------------------------------------------------------------------------------
                                                                                              239,079
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.5%
         6,875           3M Co. .....................................................         845,625
       175,735           General Electric Co. .......................................       5,105,102
         5,507           Johnson Controls, Inc. .....................................         449,426
        37,669           Tyco International Ltd. ....................................         508,908
-----------------------------------------------------------------------------------------------------
                                                                                            6,909,061
-----------------------------------------------------------------------------------------------------
INSURANCE - ACCIDENT AND HEALTH -- 1.0%
         8,919           CIGNA Corp. ................................................         868,889
        14,219           Torchmark Corp. ............................................         543,166
        11,000           UnitedHealth Group Inc. ....................................       1,007,050
         6,411           WellPoint Health Networks Inc. (a)..........................         498,840
-----------------------------------------------------------------------------------------------------
                                                                                            2,917,945
-----------------------------------------------------------------------------------------------------
INSURANCE - LIFE -- 0.2%
         6,071           Lincoln National Corp. .....................................         254,982
        14,176           MetLife, Inc. ..............................................         408,269
-----------------------------------------------------------------------------------------------------
                                                                                              663,251
-----------------------------------------------------------------------------------------------------
INSURANCE - PROPERTY AND CASUALTY -- 1.7%
        20,622           The Allstate Corp. .........................................         762,602
        37,363           American International Group, Inc. .........................       2,549,277
         4,484           MBIA, Inc. .................................................         253,481
         5,878           MGIC Investment Corp. ......................................         398,528
        12,585           The PMI Group, Inc. ........................................         480,747
         4,890           The Progressive Corp. ......................................         282,887
-----------------------------------------------------------------------------------------------------
                                                                                            4,727,522
-----------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 1.3%
        10,162           Bausch & Lomb Inc. .........................................         343,984
         9,800           Baxter International Inc. ..................................         435,610
        16,150           Biomet, Inc. ...............................................         437,988
        11,900           Cardinal Health, Inc. ......................................         730,779
        17,028           Caremark Rx, Inc. (a).......................................         280,962
         4,898           Guidant Corp. (a)...........................................         148,067
        21,393           Medtronic, Inc. ............................................         916,690
         8,020           Varian Medical Systems, Inc. ...............................         325,211
-----------------------------------------------------------------------------------------------------
                                                                                            3,619,291
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.4%
         3,400           Alcan Aluminum Ltd. ........................................    $    127,568
        15,940           Alcoa Inc. .................................................         528,411
        12,300           Barrick Gold Corp. .........................................         233,577
         7,816           Newmont Mining Corp. .......................................         205,795
-----------------------------------------------------------------------------------------------------
                                                                                            1,095,351
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL GOODS -- 0.4%
         5,335           Illinois Tool Works Inc. ...................................         364,381
        15,035           Ingersoll-Rand Co., Class A Shares..........................         686,498
-----------------------------------------------------------------------------------------------------
                                                                                            1,050,879
-----------------------------------------------------------------------------------------------------
MOTION PICTURES -- 0.5%
        31,079           Viacom Inc., Class B Shares (a).............................       1,378,975
-----------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.4%
        12,099           Kinder Morgan, Inc. ........................................         460,004
        19,059           Questar Corp. ..............................................         470,757
         5,770           Sempra Energy...............................................         127,690
-----------------------------------------------------------------------------------------------------
                                                                                            1,058,451
-----------------------------------------------------------------------------------------------------
OIL AND GAS OPERATIONS -- 3.8%
         5,200           Anadarko Petroleum Corp. ...................................         256,360
         3,080           Apache Corp. ...............................................         177,038
         2,300           Ashland Inc. ...............................................          93,150
         7,500           Burlington Resources Inc. ..................................         285,000
        18,414           ChevronTexaco Corp. ........................................       1,629,639
         9,962           Conoco Inc. ................................................         276,944
       119,802           Exxon Mobil Corp. ..........................................       4,902,298
         1,900           Kerr-McGee Corp. ...........................................         101,745
         4,500           Marathon Oil Corp. .........................................         122,040
         6,700           Occidental Petroleum Corp. .................................         200,933
         6,400           Phillips Petroleum Co. .....................................         376,832
        37,436           Royal Dutch Petroleum Co. ..................................       2,069,088
         7,200           Unocal Corp. ...............................................         265,968
-----------------------------------------------------------------------------------------------------
                                                                                           10,757,035
-----------------------------------------------------------------------------------------------------
OIL WELL SERVICES AND EQUIPMENT -- 0.4%
        12,700           Baker Hughes Inc. ..........................................         422,783
         3,864           BJ Services Co. (a).........................................         130,912
         8,938           Schlumberger Ltd. ..........................................         415,617
         7,657           Transocean Inc. ............................................         238,516
-----------------------------------------------------------------------------------------------------
                                                                                            1,207,828
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
         6,300           Georgia Pacific Corp. ......................................         154,854
        13,502           International Paper Co. ....................................         588,417

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6% (CONTINUED)
         6,656           Kimberly-Clark Corp. .......................................    $    412,672
         5,800           Temple-Inland Inc. .........................................         335,588
         3,635           Weyerhaeuser Co. ...........................................         232,095
-----------------------------------------------------------------------------------------------------
                                                                                            1,723,626
-----------------------------------------------------------------------------------------------------
PERSONAL AND HOUSEHOLD PRODUCTS -- 1.3%
        10,100           Alberto-Culver Co., Class B Shares..........................         482,780
         6,900           Gillette Co. ...............................................         233,703
        14,037           Newell Rubbermaid Inc. .....................................         492,137
        26,375           The Procter & Gamble Co. ...................................       2,355,288
-----------------------------------------------------------------------------------------------------
                                                                                            3,563,908
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.3%
        28,118           Abbott Laboratories.........................................       1,058,643
        26,424           Bristol-Myers Squibb Co. ...................................         679,097
        15,504           Eli Lilly & Co. ............................................         874,426
        11,053           Forest Laboratories, Inc. (a)...............................         782,552
        57,830           Johnson & Johnson...........................................       3,022,196
        11,400           King Pharmaceuticals, Inc. (a)..............................         253,650
        40,009           Merck & Co. Inc. ...........................................       2,026,056
       110,410           Pfizer Inc. ................................................       3,864,350
        20,592           Pharmacia Corp. ............................................         771,170
        16,068           Schering-Plough Corp. ......................................         395,273
        19,713           Wyeth.......................................................       1,009,306
-----------------------------------------------------------------------------------------------------
                                                                                           14,736,719
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.1%
         3,432           Gannett Co., Inc. ..........................................         260,489
-----------------------------------------------------------------------------------------------------
RAILROADS -- 0.1%
         6,200           Union Pacific Corp. ........................................         392,336
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
         8,403           Equity Office Properties Trust..............................         252,930
         6,066           Equity Residential Properties Trust.........................         174,397
-----------------------------------------------------------------------------------------------------
                                                                                              427,327
-----------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.1%
        18,400           Mattel, Inc. ...............................................         387,872
-----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
         2,566           McDonald's Corp. ...........................................          73,003
        15,142           Yum! Brands, Inc. (a).......................................         442,904
-----------------------------------------------------------------------------------------------------
                                                                                              515,907
-----------------------------------------------------------------------------------------------------
RETAIL - APPAREL -- 0.2%
        26,441           Limited Brands..............................................         563,193
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL - DEPARTMENT AND DISCOUNT -- 2.4%
        10,561           Kohl's Corp. (a)............................................    $    740,115
        15,300           Sears, Roebuck & Co. .......................................         830,790
         7,552           Target Corp. ...............................................         287,731
        87,614           Wal-Mart Stores, Inc. ......................................       4,819,646
-----------------------------------------------------------------------------------------------------
                                                                                            6,678,282
-----------------------------------------------------------------------------------------------------
RETAIL - HOME IMPROVEMENT -- 1.0%
        39,761           The Home Depot, Inc. .......................................       1,460,422
        27,955           Lowes Cos., Inc. ...........................................       1,269,157
-----------------------------------------------------------------------------------------------------
                                                                                            2,729,579
-----------------------------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 0.8%
         6,858           AutoZone, Inc. (a)..........................................         530,123
        14,120           Bed Bath & Beyond Inc. (a)..................................         532,889
        37,903           Staples, Inc. (a)...........................................         746,689
        11,066           Williams-Sonoma, Inc. (a)...................................         339,284
-----------------------------------------------------------------------------------------------------
                                                                                            2,148,985
-----------------------------------------------------------------------------------------------------
SCHOOLS -- 0.2%
        15,282           Apollo Group, Inc., Class A Shares (a)......................         602,416
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.0%
        31,052           Applied Materials, Inc. (a).................................         590,609
         3,900           Broadcom Corp., Class A Shares (a)..........................          68,406
        39,548           Conexant Systems, Inc. (a)..................................          64,068
       118,384           Intel Corp. ................................................       2,162,876
         3,456           KLA-Tencor Corp. (a)........................................         152,029
        21,000           Micron Technology, Inc. (a).................................         424,620
        15,244           National Semiconductor Corp. (a)............................         444,667
         3,781           Novellus Systems, Inc. (a)..................................         128,554
        13,881           Skyworks Solutions, Inc. (a)................................          77,041
         2,998           Teradyne, Inc. (a)..........................................          70,453
        44,021           Texas Instruments Inc. .....................................       1,043,298
        10,542           Xilinx, Inc. (a)............................................         236,457
-----------------------------------------------------------------------------------------------------
                                                                                            5,463,078
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.4%
        14,853           Adobe Systems Inc. .........................................         423,311
        95,726           Microsoft Corp. (a).........................................       5,236,212
         2,842           NVIDIA Corp. (a)............................................          48,826
        80,900           Oracle Corp. (a)............................................         766,123
        15,767           Siebel Systems, Inc. (a)....................................         224,207
-----------------------------------------------------------------------------------------------------
                                                                                            6,698,679
-----------------------------------------------------------------------------------------------------
STEEL -- 0.0%
         2,270           Nucor Corp. ................................................         147,641
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL MANUFACTURING -- 0.1%
         9,137           V.F. Corp. .................................................         358,262
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        37,191           Philip Morris Cos., Inc. ...................................    $  1,624,503
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.3%
        15,237           FedEx Corp. ................................................         813,656
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
        58,014           AT&T Wireless Services Inc. (a).............................         339,382
        21,880           Sprint Corp. -- PCS Group (a)...............................          97,804
-----------------------------------------------------------------------------------------------------
                                                                                              437,186
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $177,460,376)...................     161,116,845
=====================================================================================================
CONVERTIBLE PREFERRED STOCK -- 3.4%
=====================================================================================================
AUTOMOBILES -- 0.8%
        20,000           Ford Motor Co., Capital Trust II, 6.500%, Cumulative........       1,125,000
        40,000           General Motors Corp., Series B, 5.250%......................       1,050,800
-----------------------------------------------------------------------------------------------------
                                                                                            2,175,800
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
        10,000           CalEnergy Capital Trust II, 6.250%, Cumulative..............         413,500
                         Calpine Capital Trust III:
        24,000             5.000%....................................................         714,000
         2,000             5.000% (b)................................................          59,500
        17,000           Mirant Trust I, 6.250%, Cumulative..........................         503,880
-----------------------------------------------------------------------------------------------------
                                                                                            1,690,880
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.9%
        21,000           Newell Financial Trust I, 5.250%, Cumulative................         976,500
        25,000           Washington Mutual Capital Trust I, 5.375%, Cumulative
                           (b)(c)....................................................       1,315,625
         3,000           Washington Mutual Inc., 5.375%, Cumulative (c)..............         158,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,450,375
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         201,480
-----------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.2%
        15,200           El Paso Energy Capital Trust I, 4.750%......................         559,360
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.3%
        17,000           Tribune Co., 2.000% due 5/15/29.............................       1,109,250
-----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
        11,000           Equity Office Properties Trust, Series B, 5.250%,
                           Cumulative................................................         501,600
        21,764           Equity Residential Properties Trust, Series G, 7.250%,
                           Cumulative................................................         545,188
         6,000           General Growth Properties, Inc., 7.250%, Cumulative.........         191,400
         9,000           Reckson Associates Realty Corp., Series A, 7.625%,
                           Cumulative................................................         215,550
-----------------------------------------------------------------------------------------------------
                                                                                            1,453,738
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $10,493,344).....       9,640,883
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)                                             SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 21.3%
                             U.S. Treasury Notes:
  4,447,600                    3.625% due 1/15/08........................................  $  4,657,473
 16,513,760                    3.500% due 1/15/11........................................    17,094,334
$25,000,000                    5.000% due 8/15/11........................................    25,355,050
 55,200,000                  U.S. Treasury Strips, zero coupon due 11/15/27..............    12,408,850
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $58,485,541).....    59,515,707
=======================================================================================================
U.S. GOVERNMENT AGENCIES -- 2.6%
        231                  Federal Home Loan Mortgage Corp. (FHLMC), 8.000% due
                               9/1/04....................................................           232
                             Federal National Mortgage Association (FNMA):
     18,189                    8.500% due 3/1/05.........................................        19,201
  1,935,228                    6.000% due 1/1/13.........................................     1,999,610
    634,238                    6.500% due 12/1/27........................................       650,439
    789,613                    6.000% due 3/1/28.........................................       794,717
    153,972                    6.000% due 4/1/28.........................................       155,172
    110,909                    5.500% due 5/1/28.........................................       108,590
    393,002                    6.000% due 5/1/28.........................................       395,543
    669,822                    5.500% due 6/1/28.........................................       655,818
    310,573                    6.000% due 6/1/28.........................................       312,581
    351,448                    6.000% due 7/1/28.........................................       353,721
    850,361                    5.500% due 8/1/28.........................................       832,583
    901,817                    6.000% due 8/1/28.........................................       907,647
                             Government National Mortgage Association (GNMA):
     78,702                    9.000% due 11/15/19.......................................        86,987
      7,711                    9.500% due 1/15/20........................................         8,651
      8,865                    9.500% due 3/15/20........................................         9,944
     86,657                    7.500% due 5/15/23........................................        92,222
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $7,174,933).........     7,383,658
=======================================================================================================

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 5.7%
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 1.5%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,987,968
-------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
  5,000,000       BBB+       France Telecom SA, Notes, 8.500% due 3/1/31.................     4,434,230
  2,000,000       CC         WorldCom Inc., 8.250% due 5/15/31...........................       310,000
-------------------------------------------------------------------------------------------------------
                                                                                              4,744,230
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.7%
  3,000,000       B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................     2,025,000
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.8%
  5,000,000       BBB-       Nationwide Health Properties, Inc., Medium-Term Notes,
                               Series C,
                               6.900% due 10/1/37........................................  $  5,081,485
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $17,400,618).......................................    15,838,683
=======================================================================================================
CONVERTIBLE CORPORATE BONDS -- 3.5%
=======================================================================================================
ADVERTISING -- 0.1%
    400,000       BBB+       The Interpublic Group Cos., zero coupon due 12/14/21 (b)....       324,000
-------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
  1,000,000       BB+        Lear Corp., zero coupon due 2/20/22 (b).....................       447,500
-------------------------------------------------------------------------------------------------------
BROADCASTING AND CABLE TELEVISION -- 0.1%
    350,000       BBB-       Cox Communications, Inc., Notes, 0.425% due 4/19/20.........       142,625
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
    300,000       Ba3*       Interim Services Inc., 4.500% due 6/1/05....................       264,000
-------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
  2,500,000       BBB        Corning, Inc., Bonds, zero coupon due 11/8/16...............     1,262,500
    800,000       BB-        Nortel Networks Corp., 4.250% due 9/1/08 (b)................       367,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,629,500
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
    360,000(EUR)  A-         Axa SA, 4.125% due 1/1/14...................................       535,144
  1,662,000       AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........       822,690
-------------------------------------------------------------------------------------------------------
                                                                                              1,357,834
-------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.0%
    200,000       B+         Calpine Corp., 4.000% due 12/26/06 (b)......................       149,750
-------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 0.3%
  1,951,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       556,035
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       197,450
-------------------------------------------------------------------------------------------------------
                                                                                                753,485
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.6%
                             Diamond Offshore Drilling, Inc.:
    190,000       A            1.500% due 4/15/31........................................       173,138
    300,000       A            1.500% due 4/15/31 (b)....................................       273,375
    665,000       A            Zero coupon due 6/6/20....................................       350,787
    600,000       A            Zero coupon due 6/6/20 (b)................................       316,500
                             Global Marine Corp.:
  1,000,000       A-           Zero coupon due 6/23/20...................................       517,500
    300,000       A-           Zero coupon due 6/23/20 (b)...............................       155,250
-------------------------------------------------------------------------------------------------------
                                                                                              1,786,550
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
 AMOUNT(d)        RATING(e)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.3%
                             Liberty Media Corp.:
    650,000       BBB-         4.000% due 11/15/29.......................................  $    324,188
    650,000       BBB-         3.500% due 1/15/31........................................       482,625
    100,000       BBB-         3.500% due 1/15/31 (b)....................................        74,250
-------------------------------------------------------------------------------------------------------
                                                                                                881,063
-------------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.1%
    818,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       337,425
-------------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.0%
    100,000       BB-        Hanover Compress Co., 4.750% due 3/15/08....................        80,750
-------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
    300,000       NR         Roche Holdings AG, zero coupon 1/19/15 (b)..................       211,125
-------------------------------------------------------------------------------------------------------
RECREATIONAL ACTIVITIES -- 0.1%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........       381,938
-------------------------------------------------------------------------------------------------------
RETAIL -- 0.4%
    200,000       BB+        Best Buy Inc., 2.250% due 1/15/22 (b).......................       177,500
                             J.C. Penney Inc.:
    300,000       BB+          5.000% due 10/15/08.......................................       300,375
    650,000       BB+          5.000% due 10/15/08 (b)...................................       650,812
-------------------------------------------------------------------------------------------------------
                                                                                              1,128,687
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,191,303).....     9,876,232
=======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,513,033
    542,835                  Wilmington Trust Corp., 9.250% due 1/2/07...................       543,378
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,542,512)...............................................     6,056,411
=======================================================================================================
                             SUB-TOTAL INVESTMENTS (Cost -- $287,748,627)................   269,428,419
=======================================================================================================
SHORT-TERM INVESTMENTS -- 3.6%
U.S. TREASURY BILLS -- 0.1%
    300,000                  U.S. Treasury Bills, due 9/12/02 (Cost -- $298,978).........       298,978
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+                                              SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT -- 3.5%
  9,759,000                  State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                               at maturity -- $9,760,529; (Fully collateralized by U.S.
                               Treasury Bonds, 6.250% due 8/15/23; Market
                               value -- $9,957,656) (Cost -- $9,759,000).................     9,759,000
=======================================================================================================
                             TOTAL SHORT-TERM INVESTMENTS
                             (Cost -- $10,057,978).......................................    10,057,978
=======================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $297,806,605**)....................................  $279,486,397
=======================================================================================================

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security issued with attached warrants.
(d) Face amount denominated in U.S. dollars unless otherwise indicated.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 32 for definitions of ratings.

     Currency abbreviation used in this schedule:
     EUR -- Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 76.8%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.4%
$   600,000   B          BE Aerospace, Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................  $   561,000
    300,000   CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............      232,500
                         TransDigm Inc., Guaranteed Sr. Sub. Notes:
    525,000   B-           10.375% due 12/1/08.......................................      540,750
     50,000   B-           10.375% due 12/1/08 (b)...................................       51,500
--------------------------------------------------------------------------------------------------
                                                                                         1,385,750
--------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.7%
                         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes:
    250,000   B            11.500% due 4/15/06.......................................      238,125
    100,000   B            10.750% due 12/31/11 (b)..................................      101,000
    225,000   BB         Dana Credit Corp., Medium-Term Notes, 7.250% due 12/16/02
                           (b).......................................................      223,031
    200,000   B-         Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                           9.375% due 3/1/08.........................................      166,000
                         Hayes Lemmerz International, Inc.:
    200,000   NR           Guaranteed Sr. Notes, 11.875% due 6/15/06 (b)(c)..........      158,500
    175,000   NR           Guaranteed Sr. Sub. Notes, 9.125% due 7/15/07 (c).........       18,375
    175,000   B+         Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (b)...........      176,313
    200,000   B          MascoTech, Inc., Convertible Sub. Debentures, 4.500% due
                           12/15/03..................................................      191,000
    225,000   B          Metaldyne Corp., Guaranteed Sr. Sub. Notes, 11.000% due
                           6/15/12 (b)...............................................      220,500
    100,000   CCC+       Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes, 11.625%
                           due 10/15/09..............................................       84,000
--------------------------------------------------------------------------------------------------
                                                                                         1,576,844
--------------------------------------------------------------------------------------------------
BROADCASTING -- 4.3%
    625,000   BBB-       Chancellor Media Corp., Guaranteed Sr. Notes, 8.000% due
                           11/1/08...................................................      620,313
    225,000   CCC+       Cumulus Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           7/1/08....................................................      239,625
    275,000   B-         Emmis Communications Corp., Guaranteed Sr. Sub. Notes,
                           Series B,
                           8.125% due 3/15/09........................................      269,500
    150,000   B-         Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                           14.703% due 3/1/08........................................      138,750
    450,000   B-         Lin Television Corp., Guaranteed Sr. Sub. Notes, 8.375% due
                           3/1/08....................................................      448,875
                         Sinclair Broadcast Group Inc., Guaranteed Sr. Sub. Notes:
    225,000   B            9.000% due 7/15/07........................................      226,125
    150,000   B            8.000% due 3/15/12........................................      148,500
                         Young Broadcasting Inc., Guaranteed Sr. Sub. Notes:
    200,000   B-           10.000% due 3/1/11........................................      178,000
    225,000   B-           Series B, 8.750% due 6/15/07..............................      201,375
--------------------------------------------------------------------------------------------------
                                                                                         2,471,063
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.0%
150,000....   BB         Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.875% due
                         4/1/08......................................................      153,000
                         KB Home, Sr. Sub. Notes:
     75,000   BB-          8.625% due 12/15/08.......................................       76,125
    475,000   BB-          9.500% due 2/15/11........................................      490,437
    475,000   BB         Schuler Homes, Inc., Guaranteed Sr. Notes, 9.375% due
                           7/15/09 (b)...............................................      486,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.0% (CONTINUED)
                         WCI Communities, Inc., Guaranteed Sr. Sub. Notes:
$   275,000   B            10.625% due 2/15/11.......................................  $   288,750
    200,000   B            9.125% due 5/1/12.........................................      199,500
--------------------------------------------------------------------------------------------------
                                                                                         1,694,687
--------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.4%
    225,000   B-         Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due
                           6/1/07....................................................      216,000
--------------------------------------------------------------------------------------------------
CABLE -- 4.0%
                         Adelphia Communications Corp., Sr. Notes:
    300,000   D            10.250% due 6/15/11 (c)...................................      124,500
                           Series B:
    250,000   Caa2*           8.125% due 7/15/03 (c).................................      100,000
    725,000   D          8.375% due 2/1/08 (c).......................................      293,625
                         Charter Communications Holdings, LLC, Sr. Discount Notes:
    650,000   B+           Step bond to yield 10.611% due 4/1/11.....................      313,625
    575,000   B+           Step bond to yield 13.645% due 5/15/11....................      204,125
                         Classic Cable Inc.:
    275,000   NR           Guaranteed Sr. Sub. Notes, Series B, 9.375% due 8/1/09
                           (c).......................................................       62,219
    125,000   NR           Guaranteed Sub. Notes, Series B, 10.500% due 3/1/10 (c)...       28,281
    325,000   BB+        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due
                           4/11/11...................................................      261,876
    550,000   B+         EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      511,500
    100,000   D          Frontiervision Holdings LP, Sr. Discount Notes, 11.875% due
                           9/15/07 (c)...............................................       67,500
    375,000   B+         Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due
                           1/15/13...................................................      326,250
--------------------------------------------------------------------------------------------------
                                                                                         2,293,501
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.0%
                         Equistar Chemical, LP:
    125,000   BB+          Guaranteed Sr. Notes, 10.125% due 9/1/08 (b)..............      120,000
    200,000   BB+          Notes, 8.500% due 2/15/04.................................      194,980
    325,000   BBB-       Georgia Gulf Corp., Notes, 7.625% due 11/15/05..............      338,982
    175,000   B          Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09
                           (b).......................................................      176,313
    275,000   BB-        ISP Chemco, Inc., Guaranteed Sr. Sub Notes, 10.250% due
                           7/1/11 (b)................................................      281,875
                         Lyondell Chemical Co.:
    325,000   BB           Sr. Notes, Series B, 9.875% due 5/1/07....................      312,000
    625,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      556,250
                         Millennium America Inc., Guaranteed Sr. Notes:
    225,000   BBB-         7.000% due 11/15/06.......................................      214,313
    100,000   BBB-         9.250% due 6/15/08........................................      102,500
--------------------------------------------------------------------------------------------------
                                                                                         2,297,213
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 3.6%
    275,000   B          Elizabeth Arden, Inc., Sr. Notes, Series B, 11.750% due
                           2/1/11....................................................      283,250
    200,000   B-         Home Products International, Inc., Guaranteed Sr. Sub.
                           Notes,
                           9.625% due 5/15/08........................................      189,250
    250,000   B-         ICON Health & Fitness Inc., Guaranteed Sr. Sub. Notes,
                           11.025% due 4/1/12 (b)....................................      247,500
    175,000   B-         Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12 (b).........      168,000
    275,000   B-         PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09
                           (b).......................................................      273,625
    325,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      334,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 3.6% (CONTINUED)
$   300,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......  $   296,250
    275,000   BB-        Steinway Musical Instruments, Inc., Guaranteed Sr. Notes,
                           8.750% due 4/15/11........................................      280,500
--------------------------------------------------------------------------------------------------
                                                                                         2,073,125
--------------------------------------------------------------------------------------------------
ENERGY -- 6.1%
    250,000   CCC-       Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 6/15/07........................................      221,250
    150,000   B          Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09
                           (b).......................................................      153,000
    150,000   CCC+       Continental Resources, Inc., Guaranteed Sr. Sub. Notes,
                           10.250% due 8/1/08........................................      135,000
     50,000   B          Denbury Management, Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08................................................       49,375
    200,000   B          Denbury Resourses Inc., Guaranteed Sr. Sub. Notes, 9.000%
                           due 3/1/08 (b)............................................      197,500
    225,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      226,125
    150,000   BB-        Key Energy Services, Inc., Guaranteed Sr. Notes, Series C,
                           8.375% due 3/1/08.........................................      154,500
    300,000   B+         Nuevo Energy Co., Sr. Sub Notes, Series B, 9.375% due
                           10/1/10...................................................      301,500
    250,000   BBB-       Petroleum Geo-Services ASA, Sr. Notes, 7.125% due 3/30/28...      167,956
    125,000   B          Plains E&P Co., Sr. Sub Notes, 8.750% due 7/1/12............      122,970
    225,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................      226,125
    300,000   BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....      322,500
    160,000   B-         Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due
                           1/15/07...................................................      163,200
    875,000   B          Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due
                           5/15/11...................................................      796,250
    275,000   BB-        XTO Energy, Inc., Sr. Sub. Notes, Series B, 8.750% due
                           11/1/09...................................................      290,125
--------------------------------------------------------------------------------------------------
                                                                                         3,527,376
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.2%
    500,000   CCC+       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      498,125
    100,000   B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............      104,500
                         Royal Caribbean Cruises., Sr. Notes,
    150,000   BB+          7.125% due 9/18/02........................................      149,634
    350,000   BB+          8.250% due 4/1/05.........................................      332,738
    175,000   B          Vail Resorts, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           5/15/09 (b)...............................................      175,875
--------------------------------------------------------------------------------------------------
                                                                                         1,260,872
--------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.6%
                         Allied Waste North America, Inc., Guaranteed Sr. Notes,
                           Series B:
    525,000   BB-          7.625% due 1/1/06.........................................      509,250
    400,000   BB-          8.875% due 4/1/08.........................................      394,000
--------------------------------------------------------------------------------------------------
                                                                                           903,250
--------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.2%
    150,000   CCC        Aurora Foods Inc., Sr. Sub. Notes, Series B, 8.750% due
                           7/1/08....................................................      101,250
--------------------------------------------------------------------------------------------------
GAMING -- 7.2%
    200,000   B-         Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B,
                           10.000% due 8/1/07........................................      209,000
    550,000   B          Isle of Capri Casinos, Inc., Guaranteed Sr. Sub. Notes,
                           8.750% due 4/15/09........................................      555,500
    125,000   B          Majestic Star Casino, LLC, Guaranteed Sr. Sub. Notes, Series
                           B, 10.875% due 7/1/06.....................................      130,625
    325,000   BB-        Mandalay Resort Group, Sr. Sub. Notes, 6.750% due 7/15/03...      327,437
    500,000   BB+        MGM MIRAGE, Guaranteed Sr. Sub. Notes, 8.375% due 2/1/11....      505,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
GAMING -- 7.2% (CONTINUED)
                         Park Place Entertainment Corp., Sr. Sub Notes:
$   425,000   BB+          7.875% due 12/15/05.......................................  $   427,125
    100,000   NR           7.875% due 3/15/10 (b)....................................       99,750
    525,000   CCC+       Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                           Series B, 9.250% due 2/15/07..............................      472,500
    375,000   B          Resorts International Hotel and Casino, Inc., First Mortgage
                           Notes,
                           11.500% due 3/15/09 (b)...................................      343,125
    375,000   BB-        Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.........      384,844
    225,000   B+         Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes,
                           8.875% due 8/15/11........................................      230,906
    475,000   B-         Venetian Casino Resort LLC, Second Mortgage Notes, 11.000%
                           due 6/15/10 (b)...........................................      480,344
--------------------------------------------------------------------------------------------------
                                                                                         4,166,156
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.1%
    150,000   B-         Alaris Medical, Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                           12/1/06...................................................      148,500
    265,000   BBB-       HCA Inc., Notes, 7.000% due 7/1/07..........................      278,420
    175,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      194,250
--------------------------------------------------------------------------------------------------
                                                                                           621,170
--------------------------------------------------------------------------------------------------
LODGING -- 2.9%
    675,000   BB-        Host Marriott Corp., Guaranteed Sr. Notes, Series A, 7.875%
                           due 8/1/05................................................      661,500
    475,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................      469,680
                         MeriStar Hospitality Corp., Guaranteed Sr. Notes:
    250,000   B+           9.000% due 1/15/08........................................      240,000
    125,000   B+           9.125% due 1/15/11........................................      120,000
    150,000   B+           9.125% due 1/15/11 (b)....................................      144,000
     50,000   BB         Prime Hospitality Corp., First Mortgage Notes, 9.250% due
                           1/15/06...................................................       51,375
--------------------------------------------------------------------------------------------------
                                                                                         1,686,555
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.5%
    502,000   C          Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      228,410
    725,000   D          BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      558,250
                         Foamex L.P., Guaranteed Sr. Sub. Notes:
    200,000   B-           13.500% due 8/15/05.......................................      203,000
    475,000   B-           9.875% due 6/15/07........................................      425,125
--------------------------------------------------------------------------------------------------
                                                                                         1,414,785
--------------------------------------------------------------------------------------------------
METALS/MINING -- 0.8%
    425,000   BB         U.S. Steel LLC, Guaranteed Sr. Notes, 10.750% due 8/1/08....      444,125
--------------------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 1.4%
                         Tyco International Group S.A., Notes:
    300,000   BBB-         6.875% due 9/5/02.........................................      291,130
    700,000   BBB-         6.375% due 10/15/11.......................................      536,893
--------------------------------------------------------------------------------------------------
                                                                                           828,023
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 1.4%
                         Crown Cork & Seal Co. Inc.:
    200,000   CCC          Debentures, 7.375% due 12/15/26...........................      118,000
    200,000   CCC          Guaranteed Notes, 7.000% due 12/15/06.....................      149,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 1.4% (CONTINUED)
$   425,000   BB         Owens-Brockway Glass Containers, Inc., Secured Sr. Notes,
                           8.875% due 2/15/09........................................  $   427,125
    150,000   CCC+       U.S. Can Corp., Guaranteed Sr. Sub. Notes, Series B, 12.375%
                           due 10/1/10...............................................      126,750
--------------------------------------------------------------------------------------------------
                                                                                           820,875
--------------------------------------------------------------------------------------------------
PAPER/FORESTRY PRODUCTS -- 3.5%
    175,000   BBB        Bowater Canada Finance Corp., Guaranteed Notes, 7.950% due
                           11/15/11 (b)..............................................      180,860
    425,000   CCC-       Doman Industries Ltd., Guaranteed Sr. Notes, 12.000% due
                           7/1/04....................................................      393,125
    250,000   BBB-       Georgia-Pacific Corp., Notes, 8.125% due 5/15/11............      239,643
    225,000   B+         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                           5/15/08...................................................      216,000
    300,000   CCC+       Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                           10.875% due 4/1/08........................................      313,500
    250,000   B          Stone Container Corp., Sr. Notes, 8.375% due 7/1/12.........      253,125
    425,000   BB+        Tembec Inc., Guaranteed Sr. Notes, 7.750% due 3/15/12.......      423,938
--------------------------------------------------------------------------------------------------
                                                                                         2,020,191
--------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING -- 0.9%
    325,000   CCC-       Penton Media Inc., Guaranteed Sr. Sub. Notes, 10.375% due
                           6/15/11...................................................      199,875
    325,000   B-         T/SF Communications Corp., Guaranteed Sr. Sub. Notes, Series
                           B, 10.375% due 11/1/07....................................      320,125
--------------------------------------------------------------------------------------------------
                                                                                           520,000
--------------------------------------------------------------------------------------------------
RETAIL -- 6.9%
    525,000   B          Advance Holding Corp., Debentures, Series B, step bond to
                           yield 19.159% due 4/15/09.................................      525,656
                         Advance Stores Co. Inc., Guaranteed Sr. Sub. Notes:
    200,000   B            10.250% due 4/15/08.......................................      211,000
    325,000   B            Series B, 10.250% due 4/15/08.............................      342,875
    250,000   NR         Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10 (b)......      251,250
    100,000   CCC+       CKE Restaurants, Inc., Sub. Notes, 4.250% due 3/15/04 (d)...       89,750
                         CSK Auto, Inc.:
    275,000   B            Sr. Notes, 12.000% due 6/15/06 (b)........................      295,281
    100,000   B-           Sr. Sub. Notes, Series A, 11.000% due 11/1/06.............      102,375
    250,000   CCC+       Eye Care Centers of America, Inc., Guaranteed Sr. Sub.
                           Notes, 9.125% due 5/1/08..................................      213,750
    100,000   BB-        Fleming Cos., Inc., Guaranteed Sr. Notes, 10.125% due
                           4/1/08....................................................      102,000
    324,896   NR         FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04 (c)...............................................       40,612
    225,000   BB+        The Gap, Inc., Notes, 5.625% due 5/1/03.....................      221,895
                         J.C. Penney Co., Inc., Debentures:
    550,000   BBB-         6.900% due 8/15/26........................................      554,316
    125,000   BBB-         8.125% due 4/1/27.........................................      106,556
    100,000   BBB-         7.400% due 4/1/37.........................................       98,072
    200,000   CCC        J. Crew Operating Corp., Sr. Sub Notes, 10.375% due
                           10/15/07..................................................      174,000
    700,000   B-         The Pantry, Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           10/15/07..................................................      637,000
--------------------------------------------------------------------------------------------------
                                                                                         3,966,388
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.7%
    850,000   B+         Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      697,000
    700,000   B+         Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29...      364,000
    550,000   BBB        Motorola Inc., Notes, 7.625% due 11/15/10...................      517,545

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.7% (CONTINUED)
$   450,000   BB-        Nortel Networks Ltd., Notes, 6.125% due 2/15/06.............  $   258,750
    300,000   CCC+       ON Semiconductor Corp., Guaranteed Sr. Notes, 12.000% due
                           5/15/08 (b)...............................................      262,500
--------------------------------------------------------------------------------------------------
                                                                                         2,099,795
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
    625,000   C          American Cellular Corp., Guaranteed Sr. Sub. Notes, 9.500%
                           due 10/15/09..............................................      115,625
    175,000   B-         Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................       84,875
    525,000   B-         Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      312,375
    400,000   CCC        Horizon PCS, Inc., Guaranteed Sr. Discount Notes, step bond
                           to yield 20.695% due 10/1/10..............................       74,000
    525,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      267,750
    400,000   BB         Qwest Capital Funding, Inc. Guaranteed Notes, 7.750% due
                           8/15/06...................................................      246,000
    625,000   B          Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................      559,375
    550,000   BB+        Rogers Wireless Inc., Secured Sr. Notes, 9.625% due
                           5/1/11....................................................      376,750
    550,000   B-         Rural Cellular Corp., Sr. Sub. Notes, 9.750% due 1/15/10....      266,750
    425,000   BBB        TeleCorp PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step
                           bond to yield 10.103% due 4/15/09.........................      325,125
    150,000   B-         Triton PCS, Inc., Guaranteed Sr. Sub. Notes, 8.750% due
                           11/15/11 (b)..............................................       93,000
    200,000   B-         TSI Telecommunications Services, Inc., Sr. Sub. Notes,
                           12.750% due 2/1/09 (b)....................................      195,000
    500,000   D          WorldCom, Inc. -- WorldCom Group, Notes, 7.500% due 5/15/11
                           (c).......................................................       77,500
--------------------------------------------------------------------------------------------------
                                                                                         2,994,125
--------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 2.3%
    475,000   B+         Avondale Mills Inc., Guaranteed Sr. Sub. Notes, 10.250% due
                           5/1/06....................................................      449,468
    100,000   BB-        Levi Strauss & Co., Notes, 6.800% due 11/1/03...............       93,000
    525,000   BBB-       Tommy Hilfiger U.S.A., Inc., Guaranteed Sr. Notes, 6.500%
                           due 6/1/03................................................      528,659
    250,000   B-         Tropical Sportswear International Corp., Guaranteed Sr. Sub.
                           Notes, Series A, 11.000% due 6/15/08......................      265,000
--------------------------------------------------------------------------------------------------
                                                                                         1,336,127
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
    425,000   B-         Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............      227,375
    250,000   CC         Greyhound Lines, Inc., Guaranteed Sr. Notes, Series B,
                           11.500% due 4/15/07.......................................      236,250
    225,000   BB-        Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., Sr.
                           Notes, 12.500% due 6/15/12 (b)............................      213,187
    375,000   B-         Pacer International, Inc., Guaranteed Sr. Sub. Notes, Series
                           B, 11.750% due 6/1/07.....................................      380,625
--------------------------------------------------------------------------------------------------
                                                                                         1,057,437
--------------------------------------------------------------------------------------------------
UTILITIES -- 0.7%
    575,000   B+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11................      388,125
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $47,067,260).......   44,164,808
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- $0.2%
--------------------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 0.2%
        200              Granite Broadcasting Corp., 12.750% Cumulative
                           Exchangeable..............................................  $   126,500
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.0%
     10,577              Viasystems Group, Inc., 8.000% Series B.....................          105
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,157              Global Crossing Holding Ltd., 10.500% Sr. Exchangeable......           32
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $558,075)....................      126,637
==================================================================================================
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 0.0%
        125              Jostens Inc., Expires 5/1/10 (d)............................        1,906
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10 (d).......................           14
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................        1,920
==================================================================================================
                         SUB-TOTAL INVESTMENTS (Cost -- $47,632,893).................   44,293,365
==================================================================================================
   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.0%
$13,238,000              State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                           at maturity -- $13,240,074; (Fully collateralized by U.S.
                           Treasury Bonds, 6.250% due 8/15/23; Market
                           value -- $13,504,219 ) (Cost -- $13,238,000)..............   13,238,000
==================================================================================================
                         TOTAL INVESTMENTS -- 100% (Cost -- $60,870,893**)...........  $57,531,365
==================================================================================================

(a) All ratings are by Standard & Poor's Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

(b) Security is exempt from registration under 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is in default.

(d) Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 32 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa            12.6%
    BB                Ba             25.2
    B                  B             47.3
   CCC                Caa             9.5
    CC                Ca              0.5
    C                  C              0.8
    D                  D              2.6
    NR                NR              1.5
-------------------------------------------------
                                    100.0%
=================================================

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 69.3%
-------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.8%
     475,000   General Dynamics Corp. .....................................  $   50,516,250
-------------------------------------------------------------------------------------------
APPAREL -- 0.4%
      86,695   NIKE, Inc., Class B Shares..................................       4,651,187
-------------------------------------------------------------------------------------------
BANKS -- 3.9%
     365,335   Bank of America Corp. ......................................      25,704,971
     305,585   Wells Fargo & Co. ..........................................      15,297,585
-------------------------------------------------------------------------------------------
                                                                                 41,002,556
-------------------------------------------------------------------------------------------
BEVERAGES -- 6.7%
   1,268,950   The Coca-Cola Co. ..........................................      71,061,200
-------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
     160,215   Genentech, Inc.*............................................       5,367,203
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.8%
   1,097,705   Nokia Oyj ADR...............................................      15,894,768
     100,860   QUALCOMM Inc.*..............................................       2,772,641
-------------------------------------------------------------------------------------------
                                                                                 18,667,409
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.7%
   2,171,760   The Charles Schwab Corp. ...................................      24,323,712
      81,000   Fannie Mae..................................................       5,973,750
     591,000   The Goldman Sachs Group, Inc. ..............................      43,349,850
     300,000   SLM Corp. ..................................................      29,070,000
-------------------------------------------------------------------------------------------
                                                                                102,717,312
-------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.4%
      36,485   3M Co. .....................................................       4,487,655
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.2%
     550,000   Cardinal Health, Inc. ......................................      33,775,500
     131,380   McKesson Corp. .............................................       4,296,126
     112,990   Medtronic, Inc. ............................................       4,841,622
     125,510   UnitedHealth Group Inc. ....................................      11,490,440
-------------------------------------------------------------------------------------------
                                                                                 54,403,688
-------------------------------------------------------------------------------------------
INSURANCE -- 7.8%
     831,006   American International Group, Inc. .........................      56,699,539
     269,385   Marsh & McLennan Cos., Inc. ................................      26,022,591
-------------------------------------------------------------------------------------------
                                                                                 82,722,130
-------------------------------------------------------------------------------------------
MEDIA -- 11.2%
   3,603,312   AOL Time Warner Inc.* ......................................      53,004,720
   1,474,425   Viacom Inc., Class B Shares* ...............................      65,420,237
-------------------------------------------------------------------------------------------
                                                                                118,424,957
-------------------------------------------------------------------------------------------
OIL AND GAS -- 6.1%
   1,568,200   Exxon Mobil Corp. ..........................................      64,170,744
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.3%
     379,350   Pfizer, Inc. ...............................................  $   13,277,250
-------------------------------------------------------------------------------------------
SOFTWARE -- 5.7%
   1,102,600   Microsoft Corp.* ...........................................      60,312,220
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.8%
   1,109,352   The Home Depot, Inc. .......................................      40,746,499
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $824,208,176)...................     732,528,260
===========================================================================================
 FACE
AMOUNT                                   SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 30.7%
$324,443,000   U.S. Treasury Bills, due 7/5/02 (Cost -- $324,387,124)......     324,387,124
===========================================================================================
               TOTAL INVESTMENTS -- 100% (Cost -- $1,148,595,300**)........  $1,056,915,384
===========================================================================================

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MONEY MARKET PORTFOLIO

   FACE                                                                      ANNUALIZED
  AMOUNT                                SECURITY                               YIELD         VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 17.5%
$ 4,000,000   Federal Farm Credit Bank matures 7/23/02....................     1.78%      $  3,995,722
 23,000,000   Federal Home Loan Bank mature 7/12/02 to 8/28/02............      1.78        22,969,423
  3,500,000   Federal Home Loan Bank matures 5/13/03......................      2.10         3,500,000
 20,000,000   Federal Home Loan Mortgage Corp. mature 8/1/02 to 8/8/02....  1.79 to 1.81    19,966,094
 15,000,000   Federal National Mortgage Association matures 9/4/02........      1.77        14,952,875
------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
              (Cost -- $65,384,114).......................................                  65,384,114
======================================================================================================
COMMERCIAL PAPER -- 82.5%
 17,500,000   American Express Credit Corp. mature 7/29/02 to 4/25/03.....  1.78 to 1.83    17,485,769
 10,000,000   American International Group Funding Inc. matures 7/9/02....      1.79         9,996,089
  6,840,000   Bayer Corp. matures 7/1/02..................................      1.98         6,840,000
  5,800,000   Blue Ridge Asset Funding Corp. mature 7/22/02 to 8/6/02.....  1.82 to 1.83     5,792,060
 17,700,000   Boston Edison Co. mature 7/1/02 to 7/17/02..................  1.79 to 1.81    17,692,178
  5,500,000   Dorada Finance Inc. matures 7/25/02.........................      1.83         5,493,400
 10,000,000   Falcon Asset Securities matures 8/2/02......................      1.83         9,984,000
  2,037,000   Gannett Inc. matures 7/26/02................................      1.78         2,034,525
  5,000,000   General Dynamics Corp. matures 7/10/02......................      1.78         4,997,813
  8,500,000   General Electric Capital Corp. matures 7/11/02..............      1.81         8,495,797
  5,000,000   Goldman Sachs Group L.P. matures 7/18/02....................      1.83         4,995,750
 10,000,000   ING U.S. Funding LLC matures 7/10/02........................      1.78         9,995,625
 10,000,000   Marsh & McLennan Cos. Inc. matures 7/17/02..................      1.81         9,992,089
  4,500,000   May Department Stores Co. matures 7/19/02...................      1.78         4,496,063
  9,800,000   McGraw Hill Inc. matures 8/7/02.............................      1.80         9,782,172
 10,000,000   Morgan Stanley matures 7/24/02..............................      1.78         9,988,819
 12,600,000   National Rural Utilities Co-op Corp. mature 7/15/02 to
              8/6/02......................................................  1.82 to 1.85    12,588,307
  5,000,000   Nestle Capital Corp. matures 8/16/02........................      1.92         4,987,989
 15,000,000   Nordea N.A. Inc. matures 8/7/02.............................      1.83        14,972,250
  6,664,000   Old Slip Funding Corp. matures 7/5/02.......................      1.82         6,662,675
 15,000,000   Paradigm Funding LLC matures 8/1/02.........................      1.82        14,976,879
 10,000,000   Park Avenue Recreation Corp. matures 7/9/02.................      1.81         9,996,044
 14,740,000   Preferred Receivable Funding mature 7/19/02 to 7/22/02......  1.80 to 1.81    14,725,733
  5,470,000   Quincy Capital Corp. mature 7/12/02 to 7/18/02..............  1.81 to 1.86     5,466,379
 15,000,000   Santander Finance matures 7/25/02...........................      1.83        14,982,000
 18,600,000   Sheffield Receivable Funding mature 7/1/02 to 7/25/02.......  1.81 to 1.83    18,593,622
 10,000,000   Southern Co. matures 7/8/02.................................      1.82         9,996,519
 20,000,000   Tribune Corp. mature 7/3/02 to 7/8/02.......................  1.80 to 1.81    19,995,308
 14,500,000   UBS Finance Inc. mature 8/16/02 to 8/19/02..................  1.80 to 1.89    14,465,924
  8,000,000   Windmill Funding Corp. matures 8/12/02......................      1.81         7,983,387
------------------------------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -- $308,455,165)...............                 308,455,165
======================================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $373,839,279*)...........                $373,839,279
======================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $287,748,627   $47,632,893   $  824,208,176             --
  Short-term investments, at cost................    10,057,978    13,238,000      324,387,124   $373,839,279
  Foreign currency, at cost......................             8            --               --             --
=============================================================================================================
  Investments, at value..........................  $269,428,419   $44,293,365   $  732,528,260             --
  Short-term investments, at value...............    10,057,978    13,238,000      324,387,124   $373,839,279
  Foreign currency, at value.....................             9            --               --             --
  Cash...........................................        88,555       138,958          105,615          6,699
  Receivable for securities sold.................     5,789,862       476,404        1,694,027             --
  Dividends and interest receivable..............     1,505,963     1,155,924          267,540         12,074
  Receivable for Fund shares sold................        30,730        89,333               --             --
  Receivable from affiliate......................            --            --               --         26,967
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   286,901,516    59,391,984    1,058,982,566    373,885,019
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     7,055,111       683,091        4,407,956             --
  Payable for Fund shares purchased..............       252,320       189,386        4,147,837             --
  Investment advisory fee payable................       117,244        21,933          656,002        103,200
  Administration fee payable.....................        14,105         2,554           52,003         19,717
  Payable to broker -- variation margin..........         7,125            --               --             --
  Dividends payable..............................            --            --               --        147,838
  Accrued expenses...............................        56,310        33,042          221,782         46,267
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     7,502,215       930,006        9,485,580        317,022
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $279,399,301   $58,461,978   $1,049,496,986   $373,567,997
=============================================================================================================
NET ASSETS:
  Paid-in capital................................  $284,641,629   $59,590,021   $1,337,519,732   $373,567,997
  Undistributed net investment income............    13,447,233     6,135,016       14,567,071             --
  Accumulated net realized loss from security
     transactions and futures contracts..........      (387,577)   (3,923,531)    (210,909,901)            --
  Net unrealized depreciation of investments and
     foreign currencies..........................   (18,301,984)   (3,339,528)     (91,679,916)            --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $279,399,301   $58,461,978   $1,049,496,986   $373,567,997
=============================================================================================================
SHARES OUTSTANDING...............................    19,247,381     6,468,766       20,560,776    373,567,997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $14.52         $9.04           $51.04          $1.00
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  3,403,260   $ 2,471,167   $   2,467,711   $3,657,968
  Dividends.........................................     1,438,953            --       3,812,540           --
  Less: Foreign withholding tax.....................        (5,915)           --        (109,999)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     4,836,298     2,471,167       6,170,252    3,657,968
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................       743,526       136,564       4,379,836      634,761
  Administration fee (Note 3).......................        89,223        16,766         350,387      117,803
  Shareholder communications........................        13,745         4,067          81,821       24,833
  Audit and legal...................................        13,720        10,910          22,809       10,756
  Custody...........................................        10,665         6,695          30,744       11,877
  Shareholder and system servicing fees.............         8,079         7,687           7,687        6,386
  Trustees' fees....................................         2,786         1,984           1,984          689
  Pricing service fees..............................         2,341         7,140              --           --
  Registration fees.................................            25            --              --        2,685
  Other.............................................           544           992             992        2,529
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................       884,654       192,805       4,876,260      812,319
  Less: Expense reimbursement (Note 3)..............            --            --              --      (26,967)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................       884,654       192,805       4,876,260      785,352
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     3,951,644     2,278,362       1,293,992    2,872,616
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Loss From:
     Security transactions (excluding short-term
       securities*).................................    (1,245,706)       (2,182)    (17,441,543)      (8,402)
     Futures contracts..............................      (259,100)           --              --           --
     Foreign currency transactions..................          (598)           --              --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.................................    (1,505,404)       (2,182)    (17,441,543)      (8,402)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
     Security transactions..........................   (22,503,669)   (2,478,825)   (180,634,565)          --
     Foreign currency transactions..................         1,336            --              --           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED DEPRECIATION OF
     INVESTMENTS....................................   (22,502,333)   (2,478,825)   (180,634,565)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES................................   (24,007,737)   (2,481,007)   (198,076,108)      (8,402)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(20,056,093)  $  (202,645)  $(196,782,116)  $2,864,214
=============================================================================================================

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  3,951,644   $ 2,278,362   $    1,293,992   $   2,872,616
  Net realized loss.............................    (1,505,404)       (2,182)     (17,441,543)         (8,402)
  Change in net unrealized depreciation.........   (22,502,333)   (2,478,825)    (180,634,565)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................   (20,056,093)     (202,645)    (196,782,116)      2,864,214
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................            --            --               --      (2,864,214)
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................            --            --               --      (2,864,214)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............     3,640,370    13,633,122       46,548,079     932,408,623
  Net asset value of shares issued for
     reinvestment of dividends..................            --            --               --       2,888,019
  Cost of shares reacquired.....................   (11,704,979)   (4,984,233)    (100,342,415)   (914,998,141)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    (8,064,609)    8,648,889      (53,794,336)     20,298,501
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   (28,120,702)    8,446,244     (250,576,452)     20,298,501
NET ASSETS:
  Beginning of period...........................   307,520,003    50,015,734    1,300,073,438     353,269,496
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $279,399,301   $58,461,978   $1,049,496,986   $ 373,567,997
=============================================================================================================
* Includes undistributed net investment income
  of:...........................................   $13,447,233    $6,135,016      $14,567,071              --
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
==============================================================================================================
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Managed Asset, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $9 was reclassified to paid in capital for the Managed Assets Trust. Additionally, a portion of accumulated net realized loss amounting to $134,581 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.50% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Funds' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, Travelers Insurance reimbursed expenses of $26,967 for MMP.

     For the six months ended June 30, 2002, Salomon Smith Barney Inc. and its affiliates did not receive any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $71,631,661   $36,267,515   $120,202,790
------------------------------------------------------------------------------------------------------
Sales.......................................................   82,334,055    30,266,093    315,159,633
======================================================================================================

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 15,836,555   $1,250,991    $  28,948,247
Gross unrealized depreciation...............................   (34,156,763)  (4,590,519)    (120,628,163)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(18,320,208)  $(3,339,528)  $ (91,679,916)
========================================================================================================

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, MAT had the following open futures contracts:

                                           EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                           MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
--------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P 500 Index............................     9/02          15      $3,695,290   $3,712,875    $17,585
========================================================================================================

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, HYBT and CAF had, for Federal income tax purposes, approximately $3,636,000 and $193,468,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      FUND                          2002       2004       2007        2008           2009
-------------------------------------------------------------------------------------------------------------
High Yield Bond Trust............................  $38,000   $343,000   $142,000   $ 1,197,000   $  1,916,000
Capital Appreciation Fund........................       --         --         --    41,615,000    151,853,000
=============================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         236,137             631,246
Shares issued on reinvestment...............................              --           1,769,200
Shares reacquired...........................................        (768,571)         (1,731,513)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (532,434)            668,933
==================================================================================================
HIGH YIELD BOND TRUST
Shares sold.................................................       1,470,419           2,305,052
Shares issued on reinvestment...............................              --             312,096
Shares reacquired...........................................        (537,249)         (1,035,325)
--------------------------------------------------------------------------------------------------
Net Increase................................................         933,170           1,581,823
==================================================================================================
CAPITAL APPRECIATION FUND
Shares sold.................................................         823,352           2,319,987
Shares issued on reinvestment...............................              --             114,685
Shares reacquired...........................................      (1,822,272)         (2,792,897)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (998,920)           (358,225)
==================================================================================================
MONEY MARKET PORTFOLIO
Shares sold.................................................     932,408,623       1,413,988,096
Shares issued on reinvestment...............................       2,888,019           8,851,893
Shares reacquired...........................................    (914,998,141)     (1,216,687,568)
--------------------------------------------------------------------------------------------------
Net Increase................................................      20,298,501         206,152,421
==================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         MANAGED ASSETS TRUST           2002(1)     2001(2)    2000(2)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $15.55      $17.94     $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............      0.22        0.49       0.48       0.39       0.41       0.48
  Net realized and unrealized gain
     (loss)...........................     (1.25)      (1.40)     (0.71)      2.30       3.27       2.70
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (1.03)      (0.91)     (0.23)      2.69       3.68       3.18
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............        --       (0.46)     (0.41)     (0.39)     (0.47)     (0.12)
  Net realized gains(3)...............        --       (1.02)     (2.54)     (1.17)     (0.87)     (0.39)
--------------------------------------------------------------------------------------------------------
Total Distributions...................        --       (1.48)     (2.95)     (1.56)     (1.34)     (0.51)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $14.52      $15.55     $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (6.62)%++   (5.08)%    (1.62)%    14.22%     21.44%     21.31%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)......  $279,399    $307,520   $342,834   $339,438   $276,182   $223,870
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................      0.60%+      0.59%      0.59%      0.60%      0.60%      0.63%
  Net investment income...............      2.67+       2.95       2.47       2.17       2.30       2.91
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        24%         59%        56%        51%        74%        90%
========================================================================================================

        HIGH YIELD BOND TRUST           2002(1)(2)     2001(2)    2000(3)      1999       1998       1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $9.04         $8.77      $9.47      $9.85      $9.89      $8.49
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............       0.38          0.80       0.79       0.81       0.77       0.76
  Net realized and unrealized gain
     (loss)...........................      (0.38)         0.04      (0.70)     (0.38)     (0.13)      0.65
-----------------------------------------------------------------------------------------------------------
Total Income From Operations..........       0.00          0.84       0.09       0.43       0.64       1.41
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............         --         (0.57)     (0.79)     (0.81)     (0.68)     (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions...................         --         (0.57)     (0.79)     (0.81)     (0.68)     (0.01)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $9.04         $9.04      $8.77      $9.47      $9.85      $9.89
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       0.00%++       9.55%      0.97%      4.42%      6.56%     16.56%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)......    $58,462       $50,016    $34,678    $30,317    $28,088    $25,272
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................       0.69%+        0.73%      0.83%      0.81%      0.82%      0.84%
  Net investment income...............       8.15+         8.79       8.74       8.85       8.42       9.04
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         67%          110%        80%       112%       147%       137%
===========================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

     CAPITAL APPRECIATION FUND        2002(1)(2)         2001(2)           2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $60.30            $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.06              0.61            0.29            0.04            0.06            0.19
  Net realized and unrealized gain
     (loss).........................      (9.32)           (22.01)         (23.29)          38.08           28.07            9.41
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................      (9.26)           (21.40)         (23.00)          38.12           28.13            9.60
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............         --             (0.31)          (0.04)          (0.07)          (0.18)             --
  Net realized gains(3).............         --                --           (3.75)          (1.99)          (1.53)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................         --             (0.31)          (3.79)          (2.06)          (1.71)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $51.04            $60.30          $82.01         $108.80          $72.74          $46.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (15.36)%++        (26.09)%        (21.88)%         53.52%          61.63%          26.14%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS)........................     $1,049            $1,300          $1,797          $1,915            $891            $408
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.84%+            0.84%           0.83%           0.83%           0.85%           0.84%
  Net investment income.............       0.22+             0.91            0.30            0.07            0.18            0.54
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         13%               47%             30%             37%             53%             89%
=================================================================================================================================
       MONEY MARKET PORTFOLIO           2002(1)            2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $1.00             $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(5)............      0.007             0.036           0.060           0.049           0.049           0.049
Distributions from net investment
  income............................     (0.007)           (0.036)         (0.060)         (0.049)         (0.049)         (0.049)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......      $1.00             $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................       0.72%++           3.71%           6.18%           4.96%           5.08%           5.03%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)....   $373,568          $353,269        $147,117        $119,970         $42,069         $13,494
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)(6)....................       0.40%+            0.40%           0.40%           0.37%           0.65%           0.57%
  Net investment income.............       1.46+             3.46            6.04            4.96            5.37            5.03
=================================================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) Travelers Insurance reimbursed Money Market Portfolio for $26,967, $44,028, $47,023, $85,612, and $31,300 in expenses for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1997, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.000**, $0.001 and $0.002, respectively, and the actual expense ratios would have been 0.41%, 0.42%, 0.44%, 0.50%, and 1.39%, respectively.

(6) For the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
On March 27, 2002, a Special Meeting of shareholders of the Capital Appreciation Fund was held for the purpose of voting on the following proposal:

To consider and approve a new investment sub-advisory agreement between TAMIC, on behalf of the Fund, and Janus Capital Corporation.

The results of the vote on the proposal were as follows:

   VOTES      % OF SHARES     VOTES       % OF SHARES      VOTES      % OF SHARES
    FOR        VOTED FOR     AGAINST     VOTED AGAINST   ABSTAINED     ABSTAINED
---------------------------------------------------------------------------------
288,009,494     89.25%      18,055,655       5.60%       16,645,410      5.15%

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT STRATEGY

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of investors who are primarily concerned with highest credit quality, current income and total return. At least 80% of the assets of the Portfolio will be invested in obligations of the United States, its agencies and instrumentalities(1).

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned 4.50%, compared to 3.73% for the Merrill Lynch U.S. Treasury/Agency Master Index and 4.35% for a 50/50 blend of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index(2). Past performance is not indicative of future results.

U.S. Treasury and mortgage-backed security ("MBS") markets rallied strongly during the latter part of the period. Yields on the 10-year U.S. Treasury note ended the second quarter 60 basis points(3) lower, causing the MBS spread to U.S. Treasuries to fluctuate from 128 basis points to 111 basis points before ending the quarter nearly unchanged at 129 basis points. When the quarter began, the market was expecting an imminent hike in short-term interest rates. As stock prices fell and market enthusiasm waned, expectations of a rate hike diminished. Although the Federal Open Market Committee ("FOMC")(4) moved to a neutral bias from a weakness bias in March, it left the federal funds rate ("fed funds rate")(5) unchanged at 1.75% throughout the entire first half of 2002. At the end of the period, the forward London Interbank Offered Rate ("LIBOR")(6) was indicating future FOMC rate hikes.

A major portion of the U.S. Treasury yield curve(7) steepened during the second quarter of 2002, with the yield spread between the 30-Year Treasury bond and 2-Year U.S. Treasury note moving from a steep 208 basis points to an even steeper 270 basis points. Most of the curve rallied, especially 2-Year Treasuries, whose yields fell 91 basis points during the quarter.

We believe the economy is in a slow recovery, even though the first quarter's Gross Domestic Product ("GDP")(8) growth of 5.0% would indicate a very strong recovery. The second quarter is expected to grow much slower. Employment data seems to support these slow-growth projections, as only 39,000 non-farm jobs were created in the second quarter. Personal income and consumer spending grew slightly in April and May. The Institute for Supply Management Index ("ISM" Index)(9) reached 56.2 in June, its highest level since 1999. Thus, we do not expect a double-dip recession.

---------------
(1) Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
(2) The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (Mortgage Backed Securities Index) tracks the performance of U.S. dollar- denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year). Please note that an investor cannot invest directly in an index.
(3) A basis point is 0.01% or one one-hundredth of a percent.
(4) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(6) LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).
(7) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(8) GDP is a market value of goods and services produced by labor and property in a given country.
(9) The ISM's composite PMI Index (formerly the National Association of Purchasing Managers Index) is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio was even to its duration(10) target at the end of the period, but poised in expectation of the 10-year sector of the yield curve outperforming the 30-year. The Portfolio had a neutral weighting of MBS, but was overweighted in other spread products(11) such as U.S. government agency securities.

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT STRATEGY

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing 80% of its assets in common stocks that meet the social criteria established for the Portfolio(1). The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services.

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned negative 15.53%. In comparison, the S&P 500 Index ("S&P 500")(12) returned negative 13.15% and the Russell 2000 Index(13) returned negative 4.70% for the same period. Past performance is not indicative of future results.

We believe that the early stages of an economic recovery can be uncomfortable for investors. This certainly was the case during the first half of 2002, as the S&P 500 moved downward in a zigzag pattern and ongoing concerns about corporate governance and accounting practices overshadowed generally positive economic news. Concerns about accounting practices and balance sheet strength affected several holdings in the Portfolio. The technology sector was particularly weak, as capital spending on technology did not rebound despite positive economic data during the period. The weakness in these areas was somewhat offset by companies such as United Parcel Service, Inc., The Black and Decker Corp. and KB HOME.

It remains difficult to gauge how long investor sentiment toward Corporate America will remain negative. As we progress through the year, we anticipate that recently proposed changes in corporate governance, accounting and reporting standards, combined with voluntary company actions, will help restore investor confidence and re-focus attention on fundamentals of the economy. We believe the outlook for the economy and stock market returns continues to be favorable. Technical and fundamental data on inventories, productivity, new orders and inflation improved throughout the period. Additionally, corporate profits appear to have stabilized. A recovery in broad economic growth combined with greater capacity utilization, restructuring activities and improved productivity would help boost margins and corporate profit growth as we enter 2003.

Given the current environment, we believe that any successful portfolio construction will require balance. Therefore, we plan to continue looking for stocks that are likely to benefit from a strengthening economy while also maintaining exposure to those companies we believe show solid growth opportunities regardless of the character of the economic recovery.

UTILITIES PORTFOLIO

INVESTMENT STRATEGY

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing at least 80% of its assets in equity and debt securities of companies in the utility industries(1).

---------------
(10) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(11) Spread products are fixed-income securities, such as mortgage-backed securities and corporate bonds, that provide a yield advantage when compared to U.S. Treasury securities.
(12) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(13) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

For the six months ended June 30, 2002, the Portfolio returned negative 18.31%. In comparison, the S&P Utility Index ("S&P Utility Index")(14) returned negative 14.11% for the same period. Past performance is not indicative of future results.

The environment was extremely difficult for telecommunications companies and companies that own merchant generators(15) during the period. Although we made adjustments to the Portfolio that helped it weather the storm during the period, performance in the overall equities market and utilities sector was dragged down by concerns about corporate governance and accounting scandals. We believe that the telecommunications, power and utility sectors were particularly hard hit by these issues and we believe it remains difficult to gauge how long investor sentiment toward corporate America will remain negative. Given the depressed level of valuations for many of the companies in the utility universe, we believe that opportunities may exist to invest in high-quality utilities that present long-term potential for total return.

Thank you for your investment in The Travelers Series Trust -- U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 49 through 55 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Trust's and Portfolios' holdings is as of June 30, 2002 and the Portfolio holdings and our views are subject to change.

---------------
(14) The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. Please note that an investor cannot invest directly in an index.
(15) Merchant generators produce power as a commodity, selling power to a number of customers.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+              4.50%
    Year Ended 6/30/02                     9.33
    Five Years Ended 6/30/02               7.86
    Ten Years Ended 6/30/02                7.44



               CUMULATIVE TOTAL RETURN
               -----------------------
    6/30/92 through 6/30/02              104.86%



    + Total return is not annualized as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[SECURITIES PORTFOLIO LINE GRAPH]

                                                                                                                   50% MERRILL
                                                                                                                   LYNCH U.S.
                                                                                                                 TREASURIES 15+
                                                                                                                 YEARS INDEX AND
                                                    LEHMAN BROTHERS                        MERRILL LYNCH U.S.      50% MERRILL
                              U.S. GOVERNMENT       GOVERNMENT BOND     CONSUMER PRICE      TREASURY/AGENCY      LYNCH MORTGAGE
                            SECURITIES PORTFOLIO        INDEX+               INDEX           MASTER INDEX+        MASTER INDEX+
                            --------------------    ---------------     --------------     ------------------    ---------------
6/92                             $10,000                $10,000              $10,000            $10,000               $10,000
12/92                             10,435                 10,498               10,121             10,881                10,590
12/93                             11,425                 11,617               10,399             12,037                11,915
12/94                             10,780                 11,224               10,677             11,648                10,503
12/95                             13,413                 13,282               10,949             13,781                13,048
12/96                             13,608                 13,651               11,312             14,162                13,322
12/97                             15,325                 14,960               11,504             15,522                14,968
12/98                             16,889                 16,433               11,689             17,050                16,537
12/99                             16,174                 16,067               12,037             16,690                15,905
12/00                             18,525                 18,194               12,446             18,878                18,473
12/01                             19,604                 19,953               12,929             20,233                19,572
6/02                              20,486                 20,707               13,163             20,982                20,425

+ It is the opinion of the management that the Merrill Lynch U.S.
  Treasury/Agency Master Index and an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index ("Composite Index") more accurately reflect the current composition of the Travelers Series Trust -- U.S. Government Securities Portfolio rather than the Lehman Brothers Government Bond Index. In future reporting, the Merrill Lynch U.S. Treasury/Agency Master Index and the Composite Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Government Bond Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+            (15.53)%
    Year Ended 6/30/02                   (22.17)
    Five Years Ended 6/30/02               3.45
    Ten Years Ended 6/30/02                9.83



               CUMULATIVE TOTAL RETURN
               -----------------------
    6/30/92 through 6/30/02              155.44%



    + Total return is not annualized as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1992, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK
                                                        PORTFOLIO                 S&P 500 INDEX           CONSUMER PRICE INDEX
                                                 ----------------------           -------------           --------------------
6/92                                                     $10,000                     $10,000                     $10,000
12/92                                                     11,038                      10,834                      10,121
12/93                                                     11,872                      11,923                      10,399
12/94                                                     11,553                      12,080                      10,677
12/95                                                     15,408                      14,728                      10,949
12/96                                                     18,487                      18,108                      11,312
12/97                                                     23,531                      24,149                      11,504
12/98                                                     31,124                      31,089                      11,689
12/99                                                     36,053                      37,628                      12,037
12/00                                                     35,877                      34,203                      12,446
12/01                                                     30,242                      28,123                      12,929
6/02                                                      25,544                      24,425                      13,163

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/02 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/02+            (18.31)%
    Year Ended 6/30/02                   (34.12)
    Five Years Ended 6/30/02               2.12
    2/4/94* through 6/30/02                6.47



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 6/30/02               69.32%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                        UTILITIES PORTFOLIO       S&P 500 INDEX        S&P UTILITY INDEX     CONSUMER PRICE INDEX
                                        -------------------       -------------        -----------------     --------------------
2/4/94                                        $10,000                 $10,000                $10,000                 $10,000
12/94                                          10,170                  10,072                  9,500                  10,205
12/95                                          13,149                  13,852                 12,611                  10,464
12/96                                          14,638                  17,031                 13,328                  10,811
12/97                                          18,340                  22,712                 16,613                  10,995
12/98                                          21,680                  29,240                 19,078                  11,171
12/99                                          21,662                  35,390                 17,327                  11,504
12/00                                          26,917                  32,168                 27,236                  11,895
12/01                                          20,728                  26,450                 18,945                  12,357
6/30/02                                        16,932                  22,972                 16,272                  12,581

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 25.2%
              U.S. Treasury Bonds
$ 2,000,000     8.750% due 5/15/20........................................  $  2,712,750
  4,000,000     8.000% due 11/15/21.......................................     5,117,504
  4,000,000     7.250% due 8/15/22........................................     4,765,904
  4,000,000     7.625% due 11/15/22.......................................     4,952,116
  7,000,000     7.125% due 2/15/23........................................     8,241,338
  5,000,000     6.875% due 8/15/25........................................     5,764,240
  5,000,000     6.000% due 2/15/26........................................     5,202,330
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $36,760,509).....    36,756,182
========================================================================================
U.S. GOVERNMENT AGENCIES -- 52.7%
  3,000,000   Federal Home Loan Bank (FHLB) Certificates, 5.875% due
                2/15/11...................................................     3,108,150
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
    414,913     8.000% due 9/1/30.........................................       440,441
  6,865,023     5.500% due 12/1/31 (a)....................................     6,661,307
  4,980,967     5.500% due 2/1/32.........................................     4,833,159
  3,000,000     7.500% due 5/1/32 (b).....................................     3,150,000
  4,995,159     6.500% due 5/15/32........................................     5,104,575
              Federal National Mortgage Association (FNMA) Certificates:
  4,871,122     5.000% due 1/1/17 (c).....................................     4,782,264
  3,130,000     6.000% due 6/1/17.........................................     3,197,099
  3,000,000     6.250% due 5/15/29........................................     3,006,492
  3,191,050     7.500% due 11/1/29 (c)....................................     3,366,080
 10,275,103     5.500% due 2/1/32 (c).....................................    10,198,114
  3,902,715     6.500% due 5/1/32 (c).....................................     3,987,567
 13,949,000   Financing Corp. Strips, Series 13, zero coupon due
                6/27/11...................................................     8,420,049
              Government National Mortgage Association (GNMA)
                Certificates:
    829,705     9.000% due 9/15/09 (c)....................................       902,171
    331,609     8.500% due 6/15/18 (c)....................................       361,154
  3,341,308     7.500% due 11/15/30.......................................     3,530,151
  4,680,000   Student Loan Marketing Association (SLMA) Certificates, zero
                coupon due 5/15/14........................................     1,822,359
  9,000,000   Tennessee Valley Authority Certificates, 7.125% due
                5/1/30....................................................    10,018,764
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $75,594,981)........    76,889,896
========================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.0%
              Federal Home Loan Mortgage Corp. (FHLMC):
  1,443,050     Series 1103, Class J, 8.500% due 6/15/21..................     1,535,552
  7,000,000     Series 2315, Class CL, 6.500% due 5/15/31.................     6,964,168
  3,000,000     Series 2422, Class CH, 6.500% due 2/15/32.................     3,053,023
  5,000,000     Series 2451, Class QB, 6.500% due 3/15/30.................     5,073,413
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29 (a).......     5,209,195
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $21,567,796).....................................    21,835,351
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- $7.1%
$10,422,000   State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
                at maturity -- $10,423,633; (Fully collateralized by U.S.
                Treasury Bonds, 6.250% due 8/15/23;
                Market value -- $10,634,231) (Cost -- $10,422,000)........  $ 10,422,000
========================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $144,345,286*)...........  $145,903,429
========================================================================================

(a) All or a portion of this security is segregated for "to-be-announced" trades.
(b) Security is traded on a "to-be-announced" basis.
(c) Date shown represents the last in range of maturity dates.
 *  Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.7%
    22,400   Air Products & Chemicals, Inc. .............................  $ 1,130,528
    30,000   Alcoa Inc. .................................................      994,500
    25,000   E.I. du Pont de Nemours & Co. ..............................    1,110,000
    15,000   Engelhard Corp. ............................................      424,800
    10,000   Praxair, Inc. ..............................................      569,700
--------------------------------------------------------------------------------------
                                                                             4,229,528
--------------------------------------------------------------------------------------
COMMUNICATIONS AND MEDIA -- 4.9%
    31,100   AOL Time Warner Inc.+.......................................      457,481
    34,500   Comcast Corp., Class A Shares+..............................      822,480
     7,500   Cox Communications, Inc., Class A Shares+...................      206,625
    10,000   SBC Communications Inc. ....................................      305,000
    54,500   Sprint Corp. -- PCS Group+..................................      243,615
     9,000   Univision Communications Inc., Class A Shares+..............      282,600
    28,650   Viacom Inc., Class B Shares+................................    1,271,200
--------------------------------------------------------------------------------------
                                                                             3,589,001
--------------------------------------------------------------------------------------
CONSUMER DURABLES -- 3.0%
    17,900   The Black & Decker Corp. ...................................      862,780
     8,000   Centex Corp. ...............................................      462,320
     8,217   KB HOME.....................................................      423,258
    10,900   Stanley Works...............................................      447,009
--------------------------------------------------------------------------------------
                                                                             2,195,367
--------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 10.6%
     8,000   ConAgra Foods, Inc. ........................................      221,200
    30,000   Gillette Co. ...............................................    1,016,100
     2,000   Hershey Foods Corp. ........................................      125,000
    29,600   Kimberly-Clark Corp. .......................................    1,835,200
    25,000   Kraft Foods Inc., Class A Shares............................    1,023,750
    17,500   PepsiCo, Inc. ..............................................      843,500
    56,500   Sara Lee Corp. .............................................    1,166,160
    58,100   SYSCO Corp. ................................................    1,581,482
--------------------------------------------------------------------------------------
                                                                             7,812,392
--------------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.5%
    22,550   Brinker International, Inc.+................................      715,963
    10,000   Omnicom Group Inc. .........................................      458,000
    34,700   Wendy's International, Inc. ................................    1,382,101
--------------------------------------------------------------------------------------
                                                                             2,556,064
--------------------------------------------------------------------------------------
ENERGY -- 5.1%
    16,800   Anadarko Petroleum Corp. ...................................      828,240
     6,000   Apache Corp. ...............................................      344,880
    24,026   BP PLC ADR..................................................    1,213,073
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,370,696
--------------------------------------------------------------------------------------
                                                                             3,756,889
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
FINANCE -- 21.0%
    22,000   AMBAC Financial Group, Inc. ................................  $ 1,478,400
    32,900   American Express Co. .......................................    1,194,928
    17,360   American International Group, Inc. .........................    1,184,473
    40,000   The Bank of New York Co., Inc. .............................    1,350,000
    31,500   Bank One Corp. .............................................    1,212,120
    12,000   Capital One Financial Corp. ................................      732,600
    10,000   FleetBoston Financial Corp. ................................      323,500
     7,100   Freddie Mac.................................................      434,520
    16,315   Hartford Financial Services Group, Inc. ....................      970,253
    10,000   Household International, Inc. ..............................      497,000
    20,000   J.P. Morgan Chase & Co. ....................................      678,400
     5,000   Lehman Brothers Holdings, Inc. .............................      312,600
     6,831   Marsh & McLennan Cos., Inc. ................................      659,874
     6,500   MBNA Corp. .................................................      214,955
    10,000   Merrill Lynch & Co., Inc. ..................................      405,000
    24,000   Morgan Stanley..............................................    1,033,920
     7,500   State Street Corp. .........................................      335,250
    10,000   Washington Mutual, Inc. ....................................      371,100
    25,000   Wells Fargo & Co. ..........................................    1,251,500
    10,000   XL Capital Ltd., Class A Shares.............................      847,000
--------------------------------------------------------------------------------------
                                                                            15,487,393
--------------------------------------------------------------------------------------
HEALTHCARE -- 12.8%
    24,500   Amgen Inc.+.................................................    1,026,060
    10,000   Bristol-Myers Squibb Co. ...................................      257,000
    21,000   Eli Lilly & Co. ............................................    1,184,400
     2,000   Guidant Corp.+..............................................       60,460
    29,000   Johnson & Johnson...........................................    1,515,540
    27,000   Medtronic, Inc. ............................................    1,156,950
    11,300   Merck & Co., Inc. ..........................................      572,232
    54,000   Pfizer Inc. ................................................    1,890,000
    25,200   Tenet Healthcare Corp.+.....................................    1,803,060
--------------------------------------------------------------------------------------
                                                                             9,465,702
--------------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
    22,000   Honeywell International, Inc. ..............................      775,060
     6,500   Illinois Tool Works Inc. ...................................      443,950
     4,000   SPX Corp. ..................................................      470,000
--------------------------------------------------------------------------------------
                                                                             1,689,010
--------------------------------------------------------------------------------------
RETAIL -- 5.5%
    12,000   Costco Wholesale Corp.+.....................................      463,440
    23,000   The Home Depot, Inc. .......................................      844,790
    20,000   Lowe's Cos., Inc. ..........................................      908,000
    34,300   Wal-Mart Stores, Inc. ......................................    1,886,843
--------------------------------------------------------------------------------------
                                                                             4,103,073
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TECHNOLOGY -- 18.3%
    55,000   Applied Materials, Inc.+....................................  $ 1,046,100
    18,100   Automatic Data Processing, Inc. ............................      788,255
    13,000   Celestica, Inc.+............................................      295,230
    73,700   Cisco Systems, Inc.+........................................    1,028,115
    25,500   Dell Computer Corp.+........................................      666,570
    18,300   Electronic Data Systems Corp. ..............................      679,845
   110,400   EMC Corp.+..................................................      833,520
    66,700   Intel Corp. ................................................    1,218,609
    10,000   International Business Machines Corp. ......................      720,000
    25,000   Maxtor Corp.+...............................................      113,000
    44,400   Microsoft Corp.+............................................    2,428,680
    25,000   Motorola, Inc. .............................................      360,500
    30,000   Nokia Corp. ADR.............................................      434,400
    64,900   Oracle Corp.+...............................................      614,603
    13,000   SAP AG Sponsored ADR........................................      315,770
   121,700   Sun Microsystems, Inc.+.....................................      609,717
    30,000   Texas Instruments Inc.  ....................................      711,000
    30,000   Vishay Intertechnology, Inc.+...............................      660,000
--------------------------------------------------------------------------------------
                                                                            13,523,914
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
    15,000   Norfolk Southern Corp. .....................................      350,700
    25,230   Southwest Airlines Co. .....................................      407,717
    22,700   United Parcel Service, Inc., Class B Shares.................    1,401,725
--------------------------------------------------------------------------------------
                                                                             2,160,142
--------------------------------------------------------------------------------------
UTILITIES -- 0.2%
     5,000   FirstEnergy Corp. ..........................................      166,900
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $70,393,906)....................   70,735,375
======================================================================================
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
$3,112,000   J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
               maturity -- $3,112,467; (Fully collateralized by U.S.
               Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
               Market value -- $3,174,257) (Cost -- $3,112,000)..........    3,112,000
======================================================================================
             TOTAL INVESTMENTS -- 100% (Cost -- $73,505,906*)............  $73,847,375
======================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.5%
    15,359   AT&T Corp. .................................................  $   164,341
    30,000   SBC Communications Inc. ....................................      915,000
    24,000   Sprint Corp. -- FON Group...................................      254,640
    28,100   Verizon Communications Inc. ................................    1,128,215
--------------------------------------------------------------------------------------
                                                                             2,462,196
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 66.3%
    20,000   Allegheny Energy, Inc. .....................................      515,000
    15,000   American Electric Power Co., Inc. ..........................      600,300
    32,000   Cinergy Corp. ..............................................    1,151,680
    40,000   Constellation Energy Group, Inc. ...........................    1,173,600
    28,806   Dominion Resources, Inc. ...................................    1,906,957
    15,095   DTE Energy Co. .............................................      673,841
    62,800   Duke Energy Co. ............................................    1,953,080
    10,000   The Empire District Electric Co. ...........................      205,000
    25,000   Entergy Corp. ..............................................    1,061,000
    17,500   Exelon Corp. ...............................................      915,250
    52,500   FirstEnergy Corp. ..........................................    1,752,450
    15,600   FPL Group, Inc. ............................................      935,844
    25,000   PG&E Corp. .................................................      447,250
    10,000   Pinnacle West Capital Corp. ................................      395,000
    24,000   PPL Corp. ..................................................      793,920
    25,000   Progress Energy Inc. .......................................    1,300,250
    18,000   Public Service Enterprise Group, Inc. ......................      779,400
    35,000   The Southern Co. ...........................................      959,000
    31,300   TXU Corp. ..................................................    1,613,515
--------------------------------------------------------------------------------------
                                                                            19,132,337
--------------------------------------------------------------------------------------
GAS UTILITIES -- 20.0%
    35,880   El Paso Corp. ..............................................      739,487
    27,800   Energen Corp. ..............................................      764,500
    22,500   Keyspan Corp. ..............................................      847,125
     5,000   Kinder Morgan, Inc. ........................................      190,100
    42,000   National Fuel Gas Co. ......................................      945,420
    20,000   NiSource Inc. ..............................................      436,600
    42,400   Sempra Energy...............................................      938,312
    36,400   Southwest Gas Corp. ........................................      900,900
--------------------------------------------------------------------------------------
                                                                             5,762,444
--------------------------------------------------------------------------------------
METALS AND MININGS -- 2.4%
    20,000   Arch Coal Inc. .............................................      454,200
     8,100   Peabody Energy Corp. .......................................      229,230
--------------------------------------------------------------------------------------
                                                                               683,430
--------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.2%
     6,896   Aquila, Inc.................................................       55,168
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
    40,404   AT&T Wireless Services Inc.+................................  $   236,363
    30,000   Sprint Corp. -- PCS Group+..................................      134,100
--------------------------------------------------------------------------------------
                                                                               370,463
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $28,854,712)....................   28,466,038
======================================================================================

   FACE
  AMOUNT      RATING++                        SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.7%
---------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.7%
$  200,000     A-         Arizona Public Service Co., 1st Mortgage Bonds, 7.250% due
                          8/1/23
                            (Cost -- $176,884)........................................      195,780
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
   183,000                J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                            maturity -- $183,027;
                            (Fully collateralized by U.S. Treasury Bonds, 7.250% to
                            13.875% due 5/15/09 to 2/15/20; Market value -- $186,661)
                            (Cost -- $183,000)........................................      183,000
===================================================================================================
                          TOTAL INVESTMENTS -- 100% (Cost -- $29,214,596**)...........  $28,844,818
===================================================================================================

 +  Non-income producing security.
 ++ All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 56 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $144,345,286        $73,505,906       $29,214,596
=============================================================================================================
  Investments, at value................................     $145,903,429        $73,847,375       $28,844,818
  Cash.................................................               26                679               256
  Dividends and interest receivable....................        1,201,830             57,646            80,730
  Receivable for securities sold.......................        2,028,181                 --                --
  Receivable for Fund shares sold......................           57,687             52,251                --
  Other assets.........................................              401                 --                --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      149,191,554         73,957,951        28,925,804
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        7,204,330                 --                --
  Investment advisory fee payable......................           36,935             37,478            15,726
  Administration fee payable...........................            6,860              5,000             1,147
  Payable for Fund shares purchased....................               --            113,970            12,099
  Accrued expenses.....................................           28,979             27,599            23,788
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        7,277,104            184,047            52,760
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $141,914,450        $73,773,904       $28,873,044
=============================================================================================================
NET ASSETS:
  Paid-in capital......................................     $131,104,474        $82,805,995       $37,560,179
  Undistributed net investment income..................        9,668,998            476,035         1,450,308
  Accumulated net realized loss from security
     transactions......................................         (417,165)        (9,849,595)       (9,767,665)
  Net unrealized appreciation (depreciation) of
     investments.......................................        1,558,143            341,469          (369,778)
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $141,914,450        $73,773,904       $28,873,044
=============================================================================================================
SHARES OUTSTANDING.....................................       10,916,496          3,618,534         2,547,388
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $13.00             $20.39            $11.33
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK           UTILITIES
                                                               PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  3,688,963        $     17,645      $    20,123
  Dividends...............................................             --             402,558          538,194
  Less: Foreign withholding tax...........................             --              (6,753)              --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      3,688,963             413,450          558,317
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)........................        206,401             245,966          109,396
  Administration fee (Note 2).............................         39,390              24,128           10,098
  Audit and legal.........................................          9,599              11,040           10,316
  Shareholder and system servicing fees...................          8,793               9,105            7,714
  Shareholder communications..............................          6,614               4,618            2,189
  Custody.................................................          3,868               3,016            2,723
  Trustees' fees..........................................          2,753               2,840            2,748
  Pricing service fees....................................          1,481                  --               69
  Other...................................................            561                 616              362
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        279,460             301,329          145,615
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      3,409,503             112,121          412,702
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    106,216,430          15,671,667        8,169,742
     Cost of securities sold..............................    105,929,423          20,763,600       14,975,874
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................        287,007          (5,091,933)      (6,806,132)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period..................................       (541,063)          8,826,950           49,410
     End of period........................................      1,558,143             341,469         (369,778)
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      2,099,206          (8,485,481)        (419,188)
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      2,386,213         (13,577,414)      (7,225,320)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $  5,795,716        $(13,465,293)     $(6,812,618)
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                                        30, 2002

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  3,409,503        $    112,121      $    412,702
  Net realized gain (loss)........................        287,007          (5,091,933)       (6,806,132)
  Change in net unrealized appreciation
     (depreciation)...............................      2,099,206          (8,485,481)         (419,188)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,795,716         (13,465,293)       (6,812,618)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     25,471,074           5,745,631           992,388
  Cost of shares reacquired.......................    (15,843,223)         (1,850,483)       (4,739,391)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...........................      9,627,851           3,895,148        (3,747,003)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     15,423,567          (9,570,145)      (10,559,621)
NET ASSETS:
  Beginning of period.............................    126,490,883          83,344,049        39,432,665
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*..................................   $141,914,450        $ 73,773,904      $ 28,873,044
=======================================================================================================
* Includes undistributed net investment income
  of:.............................................     $9,668,998            $476,035        $1,450,308
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
=======================================================================================================
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     For the six months ended June 30, 2002, Salomon Smith Barney Inc. and its affiliates did not received any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $120,023,590   $20,625,996   $5,652,701
-----------------------------------------------------------------------------------------------------
Sales.......................................................   106,216,430    15,671,667    8,169,742
=====================================================================================================

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS          SAS         UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $2,324,404   $ 10,709,693   $ 3,296,074
Gross unrealized depreciation...............................    (766,261)   (10,368,224)   (3,665,852)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $1,558,143   $    341,469   $  (369,778)
=====================================================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, USGS held TBA securities with a total cost of $3,141,563.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     2,007,445           4,263,211
Shares issued on reinvestment...............................            --             351,566
Shares reacquired...........................................    (1,256,917)         (1,892,426)
-------------------------------------------------------------------------------------------------
Net Increase................................................       750,528           2,722,351
=================================================================================================
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       249,693             817,078
Shares issued on reinvestment...............................            --              14,071
Shares reacquired...........................................       (83,044)           (202,423)
-------------------------------------------------------------------------------------------------
Net Increase................................................       166,649             628,726
=================================================================================================
UTILITIES PORTFOLIO
Shares sold.................................................        78,404             778,866
Shares issued on reinvestment...............................            --             189,593
Shares reacquired...........................................      (374,169)           (646,898)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      (295,765)            321,561
=================================================================================================

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, USGS, SAS and Utilities had, for Federal income tax purposes approximately $532,000, $4,043,000 and $944,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                      2007       2008        2009
---------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $532,000         --           --
Social Awareness Stock Portfolio............................       --   $774,000   $3,269,000
Utilities Portfolio.........................................       --         --      944,000
=============================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             2002(1)(2)     2001(2)     2000(2)     1999(2)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $12.44        $12.22     $11.30      $11.80       $11.65       $10.86
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.33          0.69       0.74        0.68         0.49         0.58
  Net realized and unrealized gain
     (loss).........................       0.23          0.02       0.84       (1.18)        0.70         0.79
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................       0.56          0.71       1.58       (0.50)        1.19         1.37
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............         --         (0.49)     (0.66)      (0.00)*      (0.50)       (0.58)
  Net realized gains................         --            --         --          --        (0.54)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions.................         --         (0.49)     (0.66)      (0.00)*      (1.04)       (0.58)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $13.00        $12.44     $12.22      $11.30       $11.80       $11.65
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................       4.50%++       5.82%     14.53%      (4.23)%      10.20%       12.62%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...   $141,914      $126,491    $90,970     $61,623      $66,454      $35,279
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.42%+        0.45%      0.48%       0.48%        0.45%        0.49%
  Net investment income.............       5.18+         5.55       6.46        5.97         5.31         6.10
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         83%          327%       289%        164%         349%         208%
==============================================================================================================

SOCIAL AWARENESS STOCK PORTFOLIO      2002(1)      2001(2)     2000(2)     1999(2)       1998         1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $24.14       $28.76     $29.42      $25.92       $20.06       $15.76
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............      0.03         0.11       0.14        0.13         0.10         0.15
  Net realized and unrealized gain
     (loss).........................     (3.78)       (4.63)     (0.29)       3.93         6.30         4.15
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (3.75)       (4.52)     (0.15)       4.06         6.40         4.30
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............        --        (0.10)     (0.16)      (0.09)       (0.12)          --
  Net realized gains................        --           --      (0.35)      (0.47)       (0.42)          --
------------------------------------------------------------------------------------------------------------
Total Distributions.................        --        (0.10)     (0.51)      (0.56)       (0.54)          --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......    $20.39       $24.14     $28.76      $29.42       $25.92       $20.06
------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................    (15.53)%++   (15.71)%    (0.49)%     15.84%       32.27%       27.28%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...   $73,774      $83,344    $81,184     $68,239      $39,482      $21,013
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................      0.75%+       0.74%      0.75%       0.80%        0.84%        0.98%
  Net investment income.............      0.28+        0.45       0.48        0.69         0.63         0.97
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        20%          22%        33%         12%          14%          19%
============================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                   2002(1)(2)     2001(2)     2000(2)     1999(2)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $13.87        $19.22     $15.91      $17.18       $15.29       $12.22
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............       0.15          0.37       0.43        0.41         0.37         0.46
  Net realized and unrealized gain
     (loss).........................      (2.69)        (4.65)      3.36       (0.36)        2.33         2.63
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................      (2.54)        (4.28)      3.79        0.05         2.70         3.09
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.............         --         (0.30)     (0.45)      (0.40)       (0.42)       (0.01)
  Net realized gains................         --         (0.77)     (0.03)      (0.92)       (0.39)       (0.01)
--------------------------------------------------------------------------------------------------------------
Total Distributions.................         --         (1.07)     (0.48)      (1.32)       (0.81)       (0.02)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $11.33        $13.87     $19.22      $15.91       $17.18       $15.29
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (18.31)%++    (23.00)%    24.26%      (0.08)%      18.21%       25.29%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...    $28,873       $39,433    $48,456     $31,413      $32,909      $21,413
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).......................       0.86%+        0.81%      0.84%       0.88%        0.80%        1.06%
  Net investment income.............       2.45+         2.18       2.47        2.41         3.06         3.58
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............         17%           20%        22%         10%          51%          68%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-02)

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                                UMBRELLA ART TOP

                            UMBRELLA ART BOTTOM
                  THE TRAVELERS SERIES TRUST:

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

TRAVELERS LOGO

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed is the semi-annual report for The Travelers Series Trust: Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio")(1) for the period ended June 30, 2002. In this report, we summarize prevailing market and economic conditions, as well as the Portfolio's performance and investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PORTFOLIO PERFORMANCE

The Portfolio returned 4.07%(2) for the six months ended June 30, 2002 versus the comparable Merrill Lynch Zero Coupon 10-Year Index(3), which returned 3.82%.

MARKET OVERVIEW

Given disparate economic data and little evidence of inflation on the horizon, the U.S. Federal Reserve ("Fed") held interest rates at 40-year lows. The year started out with anticipation of the Fed tightening as a result of strong economic reports. However, the second quarter brought mixed economic signals as well as a new bout of investor risk aversion in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political developments, including the escalation of tensions between India and Pakistan and between Israelis and Palestinians, created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market.

PORTFOLIO OVERVIEW

The Portfolio normally invests 80% of its assets in zero coupon securities.(4) The Portfolio is managed to have a duration(5) equal to a zero coupon bond due on its maturity date (current average life is 3.6 years). To boost yields, we added zero coupon corporate securities. Because these are difficult to acquire, we bought a range of maturities and used U.S. Treasury Strips ("Strips") to bring the total duration in line. We also assumed short-term positions in coupon-paying bonds to increase spread(6) exposure. The prospectus limits coupon-bearing holdings to 20%. Strips are used to adjust durations.

MARKET OUTLOOK

Looking forward, we believe the economy will continue to grow in the second half of 2002 but at a moderate pace. Consumer spending should remain steady, while an expected improvement in corporate profits and economic activity should help business investment recover moderately later in the year. We also expect inflation to continue to remain moderate. This combined economic scenario should continue to foster a positive environment for fixed-income investors.

---------------
(1) The Portfolio is an underlying investment option of various annuity and life products.
(2) The performance return for this Portfolio does not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.
(3) The Merrill Lynch Zero Coupon 10-Year Index is composed of U.S. Government stripped securities that have maturities not greater than 10 years.
(4) Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
(5) Duration is a measure of a portfolio's volatility relative to a given change in interest rates.
(6) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
--------------------------------------------------------------------------------

Thank you for investing in The Travelers Series Trust: Zero Coupon Bond Fund Portfolio Series 2005. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 17, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 4 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is of June 30, 2002 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURNS
              ----------------------------
    Six Months Ended 6/30/02+                  4.07%
    Year Ended 6/30/02                         7.67
    Five Years Ended 6/30/02                   7.97
    10/11/95* through 6/30/02                  7.09
                 CUMULATIVE TOTAL RETURN
                 -----------------------
    10/11/95* through 6/30/02                 58.49%

    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 2002. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. Government stripped securities which have a maturity not greater than ten years.

[Performance graph - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                                  $10000                             $10000
12/95                                                                     $10480                             $10687
12/96                                                                     $10580                             $10584
12/97                                                                     $11810                             $11101
12/98                                                                     $13258                             $12542
12/99                                                                     $12540                             $11820
12/00                                                                     $14311                             $13583
12/01                                                                     $15228                             $14845
6/30/02                                                                   $15849                             $15412

--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2002

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 85.5%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.320% due 8/15/05..................................  $1,207,684
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.280% due 11/15/05.................................   1,337,025
 3,150,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 4.270% due 5/15/07..................................   2,577,440
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $4,887,539)........   5,122,149
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 6.5%
-------------------------------------------------------------------------------------------------
FOOD -- 4.1%
   180,000    A+         Diageo PLC, zero coupon note to yield 6.950% due 1/6/04.....     170,808
    80,000    BBB+       General Mills Inc., zero coupon bond to yield 6.530% due
                         8/15/04.....................................................      73,944
-------------------------------------------------------------------------------------------------
                                                                                          244,752
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.2%
    80,000    AAA        American International Group, zero coupon bond to yield
                         5.930% due 8/15/04..........................................      72,955
-------------------------------------------------------------------------------------------------
OIL -- 1.2%
    80,000    AAA        Exxon Capital Corp., zero coupon bond to yield 6.110% due
                         11/15/04....................................................      74,024
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $369,745)..........     391,731
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
   476,000               State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds
                           at maturity -- $476,075; (Fully collateralized by U.S.
                           Treasury Bonds, 11.875% due 11/15/03; Market
                           value -- $482,562) (Cost -- $476,000).....................     476,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $5,733,284**)............  $5,989,880
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 5 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   JUNE 30, 2002

ASSETS:
  Investments, at value (Cost -- $5,733,284)................   $5,989,880
  Cash......................................................          943
  Dividends and interest receivable.........................           75
  Receivable from affiliate manager.........................       26,630
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................    6,017,528
-------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................        4,422
  Administration fee payable................................          139
  Accrued expenses..........................................       15,632
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       20,193
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,997,335
=========================================================================
NET ASSETS:
  Capital paid in excess of par value.......................   $5,266,294
  Undistributed net investment income.......................      404,610
  Accumulated net realized gain from security
     transactions...........................................       69,835
  Net unrealized appreciation of investments................      256,596
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,997,335
=========================================================================
SHARES OUTSTANDING..........................................      489,246
-------------------------------------------------------------------------
NET ASSET VALUE.............................................       $12.26
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME:
  Interest..................................................     $142,071
---------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................        8,105
  Shareholder and system servicing fees.....................        7,760
  Shareholder communications................................        7,605
  Management fee (Note 2)...................................        2,878
  Directors' fees...........................................        2,074
  Administration fee (Note 2)...............................        1,727
  Custody...................................................          744
  Pricing service fees......................................          605
  Other.....................................................          435
---------------------------------------------------------------------------
  TOTAL EXPENSES............................................       31,933
  Less: Expense reimbursement (Note 2)......................      (27,615)
---------------------------------------------------------------------------
  NET EXPENSES..............................................        4,318
---------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      137,753
---------------------------------------------------------------------------
UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period....................................      160,516
     End of period..........................................      256,596
---------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................       96,080
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................       96,080
---------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................     $233,833
===========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001                             2002         2001
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  137,753   $  266,864
  Net realized gain.........................................          --       71,834
  Increase (decrease) in net unrealized appreciation........      96,080      (29,035)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     233,833      309,663
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          --     (219,758)
  Net realized gains........................................          --       (9,806)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          --     (229,564)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..........................     266,222    1,899,871
  Net asset value of shares issued for reinvestment of
     dividends..............................................          --      229,564
  Cost of shares reacquired.................................    (246,847)    (811,055)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      19,375    1,318,380
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     253,208    1,398,479
NET ASSETS:
  Beginning of period.......................................   5,744,127    4,345,648
-------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $5,997,335   $5,744,127
=====================================================================================
* Includes undistributed net investment income of:..........    $404,610     $266,857
=====================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and fifteen other separate investment portfolios:
U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolio. The Portfolio pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 2002, Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $27,615.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. TB&T receives account fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $2,500 to TB&T.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

======================================================================
Purchases...................................................  $     --
Sales.......................................................   145,000
======================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2002, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

======================================================================
Gross unrealized appreciation...............................  $256,596
Gross unrealized depreciation...............................        --
----------------------------------------------------------------------
Net unrealized appreciation.................................  $256,596
======================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolio had no open futures contracts.

     6.  STRIPPED SECURITIES

     The Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped Securities do not make periodic payments of interest prior to maturity. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

     7.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2002      DECEMBER 31, 2001
===================================================================================================
Shares sold.................................................       22,174              159,895
Shares issued on reinvestment...............................           --               19,620
Shares reacquired...........................................      (20,691)             (67,834)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,483              111,681
===================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                        2002(1)        2001(2)        2000(2)          1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $11.78         $11.56         $10.65         $11.26         $10.53         $ 9.97
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)............     0.28           0.61           0.67           0.62           0.55           0.60
  Net realized and unrealized gain
     (loss)...........................     0.20           0.13           0.79          (1.23)          0.74           0.56
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     0.48           0.74           1.46          (0.61)          1.29           1.16
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............       --          (0.50)         (0.55)            --          (0.56)         (0.60)
  Net realized gains                         --          (0.02)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions...................       --          (0.52)         (0.55)            --          (0.56)         (0.60)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........   $12.26         $11.78         $11.56         $10.65         $11.26         $10.53
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     4.07%++        6.41%         14.13%         (5.42)%        12.26%         11.63%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....   $5,997         $5,744         $4,346         $3,001         $3,170         $2,054
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)......................     0.15%+         0.15%          0.15%          0.15%          0.15%          0.15%
  Net investment income...............     4.78+          5.18           6.07           5.68           5.63           6.11
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        0%            16%            30%            18%             3%             9%
===========================================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the six months ended June 30, 2002 and the five years ended December 31, 2001, Travelers Insurance reimbursed the Portfolio for $27,615, $57,934, $46,621, $55,152, $38,063 and $28,361 in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2002                  $0.06                          1.10%+
  2001                   0.13                          1.28
  2000                   0.14                          1.44
  1999                   0.20                          1.95
  1998                   0.14                          1.61
  1997                   0.13                          1.52

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi) (8-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                                UMBRELLA ART TOP

                            UMBRELLA ART BOTTOM
                 THE TRAVELERS SERIES TRUST:

                 TRAVELERS QUALITY BOND PORTFOLIO
                 LAZARD INTERNATIONAL STOCK PORTFOLIO
                 MFS EMERGING GROWTH PORTFOLIO
                 FEDERATED HIGH YIELD PORTFOLIO
                 FEDERATED STOCK PORTFOLIO
                 DISCIPLINED MID CAP STOCK PORTFOLIO

TRAVELERS LOGO

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for The Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)")(1) for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

The Performance of The Travelers Series Trust for the Six Months Ended June 30, 2002(2)
---------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.........................                     (0.70)%
Lazard International Stock Portfolio.....................                     (0.22)
MFS Emerging Growth Portfolio............................                    (23.82)
Federated High Yield Portfolio...........................                     (0.47)
Federated Stock Portfolio................................                     (8.25)
Disciplined Mid Cap Stock Portfolio......................                     (3.83)

U.S. MARKET OVERVIEW

The six months ended June 30, 2002 saw an elevated level of volatility brought about by a combination of corporate accounting scandals, mixed economic signals and continued uncertainty surrounding the Middle East and the U.S. campaign against terrorism. Unnerved by this assembly of uncertainty, investors largely shunned equities and sought safety in the U.S. Treasury market.

The U.S. Federal Reserve Board ("Fed") held monetary policy steady with the federal funds rate ("fed funds rate")(3) stationed at 40-year lows. The low interest rate environment supported strength in the consumer segment of the economy with the housing sector particularly robust. However, low interest rates were not enough to save the stock market with many of the major indices posting double-digit losses. For the reporting period the S&P 500 Index(4) declined 13.15% while the Nasdaq Composite Index(5) fell 24.98%.

During the period, the overall investment-grade(6) bond market returned 3.59%, as measured by the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Index")(7). Short-term investments, as represented by three-month U.S. Treasury Bills, returned 0.85%. Past performance is not indicative of future results. As the case was last year, those who invested in high-quality debt or U.S. Treasuries generally fared far better than those who ventured into the more speculative sectors of the stock market.

---------------
1 The Portfolios are underlying investment options of various variable annuity and variable life products.
2 The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity or life contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.
3 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
7 The SSB BIG Index includes institutionally traded U.S. Treasury bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS OVERVIEW

Concerns over corporate accounting irregularities, terrorism and mixed economic signals impacted both U.S. and global markets. The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index")(8) fell 1.62% in the first half of 2002, extending its decline to two and a half years.

U.S. equities, U.S. Treasury yields and the dollar sagged into the end of the reporting period as the U.S. economic rebound showed signs of slowing. However, we feel the U.S. recovery should prove durable and help promote a broad global upturn amid low inflation. Although domestic demand in the Euro zone and Japan remained weak, other data was somewhat more promising. The major global central banks remain accommodative. We feel it is unlikely the Fed, the European Central Bank or the Bank of Japan will increase rates in 2002. Moreover, with the Japanese yen on the rise, we feel the Bank of Japan could increase the supply of liquidity in an attempt to stem the currency's ascent.

TRAVELERS QUALITY BOND PORTFOLIO

INVESTMENT STRATEGY

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return by investing 80% of its assets in investment-grade bonds(9).

PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Portfolio returned negative 0.70%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index(10) returned 3.33% for the same period. Past performance is not indicative of future results.

The Portfolio's underperformance relative to the benchmark was mainly due to its exposure to the telecommunications sector. During the second quarter of the calendar year, telecommunications was the worst performing sector, reflecting the weak financial performance across the industry as well as liquidity and excess leverage concerns of many telecommunications companies. Moreover, we feel accounting investigations at several of the leading companies shook investor confidence in the industry as a whole. In the absence of true fraud, we believe investment-grade telecommunication companies have the fundamental and financial strength to survive the current crisis and will ultimately return to levels similar to comparably rated corporate bonds.

The market remains extremely volatile and, in our opinion, has performed as poorly as at any time in the last 20 years. Currently, we have increased our exposure to U.S. Treasuries. As the economy makes its way out of recession and the market jitters dissipate, we will remain diligent in seeking issues with total return potential.

LAZARD INTERNATIONAL STOCK PORTFOLIO

INVESTMENT STRATEGY

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation by investing 80% of its assets in stocks, primarily those of non-U.S. domiciled companies located in developed markets(9). The Portfolio may invest in companies of any capitalization or industry.

---------------
 8 The MSCI EAFE Index consists of the equity total returns for Europe,
   Australia, New Zealand and the Far East. Please note that an investor cannot invest directly in an index.
 9 Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of investment suggested by its name.
10 The Lehman Brothers Intermediate Government/Corporate Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Portfolio returned negative 0.22%. In comparison, the MSCI EAFE GDP Weighted Index ("MSCI EAFE GDP Index")(11) returned 0.06% for the same period. Past performance is not indicative of future results.

Most of the major stock markets gave back significant gains from the fourth quarter of 2001 and reverted to lows not seen since the aftermath of September 11th. European stocks were hard-hit, as reports of sluggish Euro zone economic growth in the first quarter eroded confidence in the recovery's robustness. Surprisingly, Japanese stocks fell only modestly and outperformed the rest of the major world markets even as Moody's Investors Service, Inc.(12) downgraded the country's long-term debt rating.

The Portfolio benefited from investment in ABN AMRO Holdings N.V., which, in our opinion, saw its restructuring program yield rewards. Broader stock selections in the financial services sector were hurt by a decline in Abbey National PLC, a U.K. bank that announced higher loan losses and correspondingly lower earnings. Our telecommunications holdings defended well amid sector weakness due, in our view, to their solid valuation support. Positive returns from the energy sector were driven by gains in large, integrated European oil companies such as ENI S.p.A. and TotalFinaElf S.A.

The sharp decline in the U.S. dollar was notable since it followed an extended period of consistent strength whereby international investment returns for U.S.-based investors were depressed. In our experience, when a currency establishes a clear trend, that trend tends to persist. We feel with global equity valuations attractive relative to those of the U.S., accommodative global monetary policy and currency movements, which are now enhancing returns, the outlook for international investing appears bright.

MFS EMERGING GROWTH PORTFOLIO

INVESTMENT STRATEGY

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. The Portfolio invests in companies early in their life cycles or companies with accelerating earnings growth.

PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Portfolio returned negative 23.82%. This compares to returns of negative 20.54%, negative 13.15% and negative 4.70%, over the same period for the portfolio's benchmarks, the Russell 3000 Growth Index(13), S&P 500 Index and the Russell 2000 Index(14), respectively. Past performance is not indicative of future results.

Over the reporting period the Portfolio's technology weighting was cut substantially. The sector has performed poorly thus far in 2002, giving back most of its gains from a rally at the end of 2001. A turnaround in technology spending has not materialized as quickly as we had hoped and we felt it was advantageous to deploy some of our technology assets into other areas.

Looking at the long term, however, we remain bullish on technology. We still believe the long-term winners in most industries, ranging from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. However, in the near term, we think the sector still needs to work through the glut of technology spending that occurred in the late 1990's.

---------------
11 The MSCI EAFE GDP Index (Europe, Australasia, Far East) is designed to measure the country's economy rather than the size of its equity market consisting of the following developed markets excluding the U.S. & Canada. As of April 2002 the MSCI EAFE GDP Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
12 Moody's Investors Service, Inc. is a major credit rating agency.
13 The Russell 3000 Growth Index measures the performance of those Russell 3000
   Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Please note that an investor cannot invest directly in an index.
14 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We have found opportunities in technology on a case-by-case basis. Even using very conservative assumptions about future profit and earnings growth, we felt these stocks were selling at low valuations, and toward the end of the period we added to our positions.

Our relative underperformance over the period was due, in large part, to a single stock holding, Tyco International Ltd. One of our largest positions going into the period, Tyco, was hit by a series of factors in 2002 that proved disastrous for its value: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive.

Portfolio performance was also depressed by holdings in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipeline of new products looked lean at the same time many strategic drugs faced patent expiration. Many pharmaceutical stock values were also depressed as the industry came under political demands to address the issue of rising drug prices.

Although pharmaceutical companies are a large part of what people term "healthcare," the majority of our healthcare holdings have been in what we call healthcare service industries, which performed relatively well over the period. They include hospitals, HMOs, care providers, and pharmacy benefit managers. The common element across these firms is that they strive to contain healthcare costs. Thus, they have benefited both from the national concern over rising medical expenses and from increased healthcare spending.

An economically sensitive area in which the Portfolio benefited was media, an industry within the leisure sector. Advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. In particular, we feel early advertising sales for the fall 2002 television season are much better than sales a year ago.

OUTLOOK

We think growth investors today are in the same place value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth prospects that we can buy at reasonable prices.

FEDERATED HIGH YIELD PORTFOLIO

INVESTMENT STRATEGY

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing 80% of its assets in lower-quality fixed-income securities(9).

PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Portfolio returned negative 0.47% as compared to the Lehman Brothers High-Yield Bond Index ("Lehman High-Yield Index")(15) and Lehman Brothers Aggregate Bond Index(16) which returned negative 4.84% and 3.79%, respectively. Past performance is not indicative of future results.

The Portfolio's underweight position in the wireline telecommunications sector substantially bolstered relative performance. The Portfolio's telecommunications position was even further reduced at the end of the reporting period. Overweighted holdings in the consumer products, food, and industrial products sectors benefited returns, while the Portfolio also continued to benefit from substantially underweighted holdings in the utility sector relative to the benchmark. However, large holdings

---------------
15 The Lehman High-Yield Index is composed of fixed rate non-investment-grade debt with at least one year remaining to maturity that are dollar- dominated, nonconvertible and have an outstanding par value of at least $100 million. Please note that an investor cannot invest directly in an index.
16 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
 4

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

in Calpine and CMS Energy have had a negative impact on performance over the past six months. The Portfolio made substantial investments in the gaming sector, with the focus on what we viewed as high quality names, such as Mandalay Bay, Park Place, and MGM Grand, Inc.

Performance was negatively impacted as a result of large holdings in the cable television sector, including Charter Communications, Telewest Communications and CSC Holding. The Portfolio's performance was also negatively impacted by an overweight position in wireless telecommunications issuers such as AirGate PCS, Inc., Alamosa PCS, Inc., Nextel Communications, Inc. and Triton PCS, Inc. The Portfolio reduced its exposure to the wireless sector during the period and as of June 30th, moved to a slightly underweighted position from a modestly overweighted position at the beginning of the period.

MARKET OVERVIEW

The high-yield market, which had performed well through April, turned decidedly negative in June as declining equity prices, concerns over the strength of the U.S. economy and corporate integrity issues unnerved investors. We feel the wireline telecommunications, wireless telecommunications, cable television and utilities sectors had the most influence over the high-yield market.

Within the wireline telecommunications sector, poor performance was exacerbated by the credit quality downgrades of WorldCom and Qwest Communications. Allegations and actual findings of accounting irregularities put pressure on the entire cable sector while the wireless telecommunications sector was impacted by slower-than-expected subscriber growth. Finally, the electric utility sector was driven by a large sell-off within the independent power producer sector, which accounts for approximately 50% of the electric utility sector. The utility sector continued to be rattled by allegations of fictitious trading, possible market manipulation and accounting irregularities.

MARKET AND PORTFOLIO OUTLOOK

We believe the high-yield market will experience improved performance in the second half of 2002. Falling default rates (with perhaps the exception of a large "fallen angel" skewing the data) and an expected continued economic recovery should lift the market. From a portfolio perspective, we plan to remain overweight in the consumer products, healthcare and food sectors, given what we view as the stable fundamentals of these industries. We continue to prudently seek opportunities to enhance yield in smaller, less well-known issuers, which we believe provide attractive risk return characteristics. We are inclined to sell lower yielding, higher quality issuers that retain substantial interest rate risk. We feel as stability returns, the reversal of the flight to quality should lead to underperformance of these types of issuers.

FEDERATED STOCK PORTFOLIO

INVESTMENT STRATEGY

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing 80% of its assets in common stock(9). These companies generally are believed to be high quality leaders in their industries with sound management teams and the ability to finance future growth.

PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Portfolio returned negative 8.25%, outperforming the S&P 500 Index, which returned negative 13.15%. Past performance is not indicative of future results.

Aiding relative performance for the period was an underweight position in information technology, an overweight position in the energy sector as well as favorable returns in the healthcare and financial sectors. The only significant negative influence on relative performance for the reporting period was the Portfolio's holdings in the industrials sector, specifically Tyco International, which lost approximately 77% of its value during the period.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

MARKET OVERVIEW

In our view, the first half of 2002 can best be described by one word -- "ugly." Despite signs that the accommodative stance of the Fed may finally be taking hold, the market was overcome by concerns of continued terrorism, questionable accounting practices, excessive executive compensation and, in our experience, historically high trailing valuations. Within the S&P 500 Index, leading sectors for the first half were materials, consumer staples and energy. Lagging sectors included information technology and telecommunication services, both with losses in excess of 30%.

OUTLOOK

We believe the market is entering a period of equilibrium. In our opinion, a large part of the technology bubble has been burst and relative valuations to other growth areas in the market are beginning to approach historic norms. We feel these factors, combined with the weakening dollar, have laid the groundwork for large-cap stock outperformance relative to mid- and small-cap stocks. From a sector standpoint, the Portfolio is still significantly underweight in information technology, which we continue to view as in a secular trend towards a more rational valuation. We continue to add to the Portfolio's healthcare exposure and remain overweight in this sector relative to its value peers.

We view the issues with corporate governance, accounting integrity and excessive executive compensation as curable with time. Our approach is to seek out companies that are temporarily out of favor and appear inexpensive relative to their valuation history relative to the market as well as to their expected growth.

DISCIPLINED MID CAP STOCK PORTFOLIO

INVESTMENT STRATEGY

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing 80% of its assets in mid-capitalization companies(9).
Mid-capitalization companies are defined as companies with a market capitalization similar to those of the S&P MidCap 400 Index(17).

MARKET AND PORTFOLIO OVERVIEW

For the six month ended June 30, 2002, the Portfolio returned negative 3.83%. In comparison, the Russell Mid Cap Index(18) returned negative 19.70% and the S&P MidCap 400 Index declined 3.21% over the same period. Past performance is not indicative of future results.

MARKET REVIEW

Over the period, investors experienced a volatile and falling market, due, in our opinion, largely to weak fundamentals -- disappointing earnings and cash flow growth -- at a number of companies. In addition, we feel investor's confidence was sharply eroded by a series of accounting scandals at firms that had formerly been pillars of the 1990's boom. We did see some bright spots on the consumer side of the economy, but, outside of that, growth remained tepid. Moreover, we felt that evidence of a solid, sustainable pickup in corporate earnings or profits was still lacking.

Most corporate managers our analysts and fund managers contacted over the reporting period were still reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although Gross Domestic Product ("GDP")(19) in the first quarter of 2002 was strong, we feel that was largely driven by consumer spending. Moreover, at the end of the period there was skepticism among some investors that this pace of consumer spending could be maintained. Thus, it appears to us the market environment is likely to remain uncertain and challenging for some time.

---------------
17 The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.
18 The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Please note that an investor cannot invest directly in an index.
19 GDP is the market value of the goods and services produced by labor and property in a given country.
 6

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. Accordingly, the main reason for the Portfolio's poor performance was the concentration in stocks that fell dramatically during the period. Moreover, some of our larger positions were hurt by fundamental business problems that we do not believe will reverse in the near future. Until late last year, this strategy of holding large positions in stocks which we had long term confidence had worked well for the Portfolio. In the past six months, however, that strategy negatively affected the Portfolio's performance.

MARKET OUTLOOK

At the end of the period, we were invested in some relatively new areas for the Portfolio such as banks and financial services companies. In a general move to increase our exposure to the consumer industry, we increased our holdings in the leisure sector, especially in the restaurant and retail industries. Healthcare is another area where we have found growth opportunities. Going forward, we believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain.

In summary, we think the U.S. economy will continue on a course of slow and steady recovery for the remainder of 2002. Moreover, the equity market is expected to regain its legs as the Fed strives to promote a sustained economic rebound amid a low inflation environment. We remain cautiously optimistic for the remainder of the year and believe investors should maintain a long-term outlook as they await further economic improvements.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 25, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 11 through 46 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is of June 30, 2002, and the Portfolios' holdings and our views are subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 6/30/02 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Six Months Ended 6/30/02+              (0.70)%
  Year Ended 6/30/02                      1.40
  Five Years Ended 6/30/02                5.48
  8/30/96* through 6/30/02                5.74
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 6/30/02               38.46%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                              --------------------------------   -------------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     10356.00                           10388.00
12/97                                                                     11095.00                           11624.00
12/98                                                                     12036.00                           13004.00
12/99                                                                     12168.00                           13055.00
12/00                                                                     13015.00                           14376.00
12/01                                                                     13944.00                           15664.00
6/30/02                                                                   13846.00                           16186.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 6/30/02 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Six Months Ended 6/30/02+              (0.22)%
  Year Ended 6/30/02                    (14.21)
  Five Years Ended 6/30/02               (2.49)
  8/1/96* through 6/30/02                 0.75
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 6/30/02                 4.53%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the MSCI EAFE GDP Weighted Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley Capital International ("MSCI") EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                     10000                              10000
12/96                                                                      10807                              10515
12/97                                                                      11696                              11122
12/98                                                                      13168                              14092
12/99                                                                      16036                              18460
12/00                                                                      14192                              15593
12/01                                                                      10476                              12132
6/30/02                                                                    10453                              12139

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 6/30/02
(UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/02+             (23.82)%
  Year Ended 6/30/02                    (34.14)
  Five Years Ended 6/30/02                0.18
  8/30/96* through 6/30/02                2.92
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 6/30/02               18.30%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the S&P 500 Index, Russell 2000 Index and Russell 3000 Growth Index. Index Information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[MFS Emerging Growth Portfolio Performance Graph]

                                            MFS EMERGING                                                     RUSSELL 3000 GROWTH
                                          GROWTH PORTFOLIO        S&P 500 INDEX        RUSSELL 2000 INDEX           INDEX
                                          ----------------        -------------        ------------------    -------------------
8/30/96                                        10000                  10000                  10000                  10000
12/96                                          10600                  11441                  10931                  11291
12/97                                          12843                  15258                  13376                  15508
12/98                                          17250                  19642                  13036                  18950
12/99                                          30491                  23773                  15806                  25361
12/00                                          24353                  21609                  15329                  19675
12/01                                          15543                  19043                  15709                  15814
6/30/02                                        11830                  16539                  14970                  12565

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 6/30/02 (UNAUDITED)

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/02+               (0.47)%
  Year Ended 6/30/02                       0.10
  Five Years Ended 6/30/02                 1.66
  8/30/96* through 6/30/02                 3.86
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 6/30/02                24.69%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the Lehman Brothers High Yield Bond Index and Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH-          LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
12/97                                                   12394.00                    11952.00                    11491.00
12/98                                                   12978.00                    12161.00                    12490.00
12/99                                                   13380.00                    12452.00                    12388.00
12/00                                                   12289.00                    11723.00                    13829.00
12/01                                                   12528.00                    12342.00                    14997.00
6/30/02                                                 12469.00                    11745.00                    15566.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 6/30/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/02+               (8.25)%
  Year Ended 6/30/02                     (10.25)
  Five Years Ended 6/30/02                 6.01
  8/30/96* through 6/30/02                10.65
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 6/30/02                80.50%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO                S&P 500 INDEX
                                                                 -------------------------                -------------
8/30/96                                                                    10000                              10000
12/96                                                                      11261                              11441
12/97                                                                      15021                              15258
12/98                                                                      17700                              19642
12/99                                                                      18646                              23773
12/00                                                                      19349                              21609
12/01                                                                      19672                              19043
6/30/02                                                                    18050                              16539

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 6/30/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/02+              (3.83)%
  Year Ended 6/30/02                     (6.45)
  Five Years Ended 6/30/02               11.05
  4/1/97* through 6/30/02                13.22
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  4/1/97* through 6/30/02                91.86%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through June 30, 2002, with that of a similar investment in the S&P MidCap 400 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. [Disciplined MidCap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                     S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/1/97                                                                     10000                              10489
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/00                                                                      20786                              16989
12/01                                                                      19950                              16885
6/30/02                                                                    19186                              16343

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 57.9%
                            U.S. Treasury Notes:
$22,000,000                   2.875% due 6/30/04........................................    $ 21,989,440
 13,000,000                   5.875% due 11/15/04.......................................      13,820,638
 44,200,000                   6.125% due 8/15/07........................................      48,189,315
  3,100,000                   6.000% due 8/15/09........................................       3,368,466
 16,000,000                   5.000% due 8/15/11........................................      16,227,232
 14,600,000                   4.875% due 2/15/12........................................      14,659,320
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                            (Cost -- $117,797,075)......................................     118,254,411
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 29.6%
--------------------------------------------------------------------------------------------------------
COMPUTERS -- 3.2%
  6,500,000     A-          Compaq Computer Corp., Notes, 7.450% due 8/1/02.............       6,521,573
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.7%
  7,200,000     AAA         General Electric Capital Corp., Global Medium-Term Notes,
                              Series A, 6.000% due 6/15/12..............................       7,179,134
  1,600,000     C    *      Osprey Trust/Osprey I Inc., Secured Notes, 8.310% due
                              1/15/03+++................................................         332,000
--------------------------------------------------------------------------------------------------------
                                                                                               7,511,134
--------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.8%
  1,400,000     BB+         HCA Inc., Medium-Term Notes, 6.630% due 7/15/45.............       1,400,972
    250,000     BBB-        Nationwide Health Properties, Inc., Medium-Term Notes,
                              Series C, 6.900% due 10/1/37..............................         254,074
--------------------------------------------------------------------------------------------------------
                                                                                               1,655,046
--------------------------------------------------------------------------------------------------------
MULTIMEDIA -- 1.7%
  3,700,000     BBB         Cox Enterprises Inc., Notes, 7.875% due 9/15/10+............       3,511,540
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
  2,050,000     BBB+        Telecom Corp. of New Zealand Ltd., Sub. Notes, 6.250% due
                              2/10/03+..................................................       2,053,629
--------------------------------------------------------------------------------------------------------
TELEPHONE -- 3.4%
  3,800,000     BBB+        AT&T Corp., Notes, 5.625% due 3/15/04.......................       3,497,638
  5,000,000     BBB+        Qwest Capital Funding, Inc., Guaranteed Notes, 7.000% due
                              8/3/09....................................................       2,800,000
                            WorldCom, Inc. - WorldCom Group, Notes:
  2,000,000     BBB+          6.500% due 5/15/04++......................................         330,000
  2,000,000     BBB+          7.500% due 5/15/11++......................................         310,000
--------------------------------------------------------------------------------------------------------
                                                                                               6,937,638
--------------------------------------------------------------------------------------------------------
UTILITIES -- 15.8%
  5,122,000     BBB         Aquila Inc., Sr. Notes, 6.875% due 10/1/04..................       4,784,045
                            CMS Energy Corp.:
    650,000     BB            Notes, 7.625% due 11/15/04................................         487,789
  2,000,000     BB            Sr. Notes, Series B, 6.750% due 1/15/04...................       1,500,582
  5,300,000     BBB         DPL Inc., Sr. Notes, 6.875% due 9/1/11......................       5,232,229

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
UTILITIES -- 15.8% (CONTINUED)
$ 3,000,000     BBB         El Paso Corp., Medium-Term Notes, 6.950% due 12/15/07.......    $  2,968,389
    100,000     A-          Energy East Corp., First Mortgage Notes, 6.750% due
                              10/15/02..................................................         101,156
  6,000,000     BBB-        Gemstone Investors Ltd., Secured Notes, 7.710% due
                              10/31/04+.................................................       5,850,918
                            Progress Energy, Inc., Sr. Notes:
  6,500,000     Baa1 *        6.050% due 4/15/07........................................       6,694,695
  4,600,000     Baa1 *        6.850% due 4/15/12........................................       4,800,868
--------------------------------------------------------------------------------------------------------
                                                                                              32,420,671
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $68,502,994).......      60,611,231
--------------------------------------------------------------------------------------------------------
                            SUB-TOTAL INVESTMENTS (Cost -- $186,300,069)................     178,865,642
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.5%
 25,474,000                 State Street Bank and Trust Co., 1.880% due 7/1/02: Proceeds
                              at maturity -- $25,477,991; (Fully collateralized by U.S.
                              Treasury Bonds, 6.250% due 8/15/23; Market
                              value -- $25,988,119) (Cost -- $25,474,000)...............      25,474,000
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $211,774,069**)..........    $204,339,642
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ++  Security is in default.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
STOCK -- 92.6%
-------------------------------------------------------------------------------------------
AUSTRALIA -- 1.5%
    324,638    BHP Billiton Ltd. ..........................................    $  1,882,711
-------------------------------------------------------------------------------------------
BELGIUM -- 1.4%
     79,300    Fortis (NL) N.V. ...........................................       1,694,725
-------------------------------------------------------------------------------------------
FINLAND -- 1.4%
          1    Metso Oyj...................................................              13
     81,200    Nokia Oyj...................................................       1,186,236
     15,100    UPM-Kymmene Oyj.............................................         593,309
-------------------------------------------------------------------------------------------
                                                                                  1,779,558
-------------------------------------------------------------------------------------------
FRANCE -- 10.0%
     84,500    Alcatel S.A.*+..............................................         586,403
     66,300    BNP Paribas S.A.+...........................................       3,659,893
     21,400    Carrefour S.A. .............................................       1,156,009
     40,200    Lagardere S.C.A.+...........................................       1,737,254
     11,600    Schneider Electric S.A. ....................................         622,619
     52,750    Suez S.A.+..................................................       1,403,954
     19,251    Total Fina Elf S.A.+........................................       3,119,765
-------------------------------------------------------------------------------------------
                                                                                 12,285,897
-------------------------------------------------------------------------------------------
GERMANY -- 5.8%
      4,984    Allianz AG..................................................       1,004,458
     21,800    Bayerische Motoren Werke AG.................................         883,427
     45,300    E. ON AG+...................................................       2,623,450
     48,500    Metro AG....................................................       1,489,246
     19,400    Siemens AG..................................................       1,162,329
-------------------------------------------------------------------------------------------
                                                                                  7,162,910
-------------------------------------------------------------------------------------------
HONG KONG -- 0.5%
    140,500    CLP Holdings Ltd............................................         558,415
-------------------------------------------------------------------------------------------
IRELAND -- 3.1%
    113,500    Allied Irish Banks PLC......................................       1,492,514
     54,600    Bank of Ireland.............................................         677,080
     94,842    CRH PLC.....................................................       1,584,664
-------------------------------------------------------------------------------------------
                                                                                  3,754,258
-------------------------------------------------------------------------------------------
ITALY -- 7.4%
    117,119    Alleanza Assicurazioni+.....................................       1,122,175
    233,050    ENI S.p.A.+.................................................       3,698,638
    170,500    San Paolo-IMI S.p.A.+.......................................       1,707,595
    332,700    Telecom Italia S.p.A.+......................................       2,600,715
-------------------------------------------------------------------------------------------
                                                                                  9,129,123
-------------------------------------------------------------------------------------------
JAPAN -- 14.4%
     23,100    Acom Co., Ltd. .............................................       1,578,351
      8,200    Aiful Corp. ................................................         537,705
     50,000    Cannon, Inc. ...............................................       1,889,626

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
JAPAN -- 14.4% (CONTINUED)
        283    East Japan Railway Co. .....................................    $  1,324,515
    365,000    Nikko Cordial Corp. ........................................       1,842,281
        291    Nippon Telegraph & Telephone Corp. .........................       1,196,872
    294,000    Nissan Motor Co., Ltd. .....................................       2,035,790
        436    NTT DoCoMo, Inc. ...........................................       1,073,041
     13,900    ORIX Corp. .................................................       1,121,370
     42,500    Sony Corp. .................................................       2,244,400
    109,900    Toyota Motor Corp. .........................................       2,915,630
-------------------------------------------------------------------------------------------
                                                                                 17,759,581
-------------------------------------------------------------------------------------------
NETHERLANDS -- 13.8%
    144,200    ABN AMRO Holdings N.V. .....................................       2,614,049
     48,500    Akzo Nobel N.V. ............................................       2,107,893
     42,796    Heineken N.V. ..............................................       1,874,753
     77,100    ING Groep N.V. .............................................       1,976,034
    549,600    Koninklijke KPN N.V.*.......................................       2,567,981
     82,572    Koninklijke (Royal) Philips Electronics N.V. ...............       2,301,047
     44,300    Royal Dutch Petroleum Co. ..................................       2,462,916
     56,100    Wolters Kluwer N.V. ........................................       1,062,877
-------------------------------------------------------------------------------------------
                                                                                 16,967,550
-------------------------------------------------------------------------------------------
PORTUGAL -- 0.7%
    117,522    Portugal Telecom, SGPS, S.A. ...............................         828,308
-------------------------------------------------------------------------------------------
SINGAPORE -- 1.8%
    177,700    Oversea-Chinese Banking Corp., Ltd. ........................       1,177,121
    144,624    United Overseas Bank Ltd. ..................................       1,039,901
-------------------------------------------------------------------------------------------
                                                                                  2,217,022
-------------------------------------------------------------------------------------------
SPAIN -- 2.5%
     68,300    Altadis, S.A. ..............................................       1,407,129
    111,900    Endesa, S.A.+...............................................       1,622,593
-------------------------------------------------------------------------------------------
                                                                                  3,029,722
-------------------------------------------------------------------------------------------
SWEDEN -- 1.1%
    150,500    Investor AB, Class B Shares.................................       1,315,117
-------------------------------------------------------------------------------------------
SWITZERLAND -- 6.4%
     51,800    Compagnie Financiere Richemont AG...........................       1,175,615
    100,400    Novartis AG.................................................       4,405,753
     46,900    UBS AG......................................................       2,353,647
-------------------------------------------------------------------------------------------
                                                                                  7,935,015
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 20.8%
    107,300    Abbey National PLC..........................................       1,262,954
    144,329    Amersham PLC................................................       1,276,297
    190,400    Boots Co. PLC...............................................       1,888,359
    210,300    BP PLC......................................................       1,766,693
    324,970    BT Group PLC................................................       1,248,574
    151,996    Cadbury Schweppes PLC.......................................       1,139,006

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 20.8% (CONTINUED)
    157,274    Diageo PLC..................................................    $  2,042,993
    173,100    GlaxoSmithKline PLC.........................................       3,742,343
    295,419    HSBC Holdings PLC...........................................       3,398,349
     91,300    Imperial Tobacco Group PLC..................................       1,485,270
     36,520    Imperial Tobacco Group PLC*.................................         577,404
    196,600    Kingfisher PLC..............................................         947,948
  1,275,770    mm02 PLC*...................................................         816,943
    110,000    Standard Chartered PLC......................................       1,173,981
    330,300    Tesco PLC...................................................       1,201,067
  1,150,100    Vodafone Group PLC..........................................       1,578,151
-------------------------------------------------------------------------------------------
                                                                                 25,546,332
-------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $120,266,725)..........................     113,846,244
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
$ 9,146,000    State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds
               at maturity --   $9,147,433; (Fully collateralized by U.S.
               Treasury Bonds, 6.000% due 2/15/26;   Market value --
               $9,332,973) (Cost -- $9,146,000)............................       9,146,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $129,412,725**)..........    $122,992,244
-------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 9).
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ------------------------------------
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
      6,020   Northrop Grumman Corp. .....................................  $    752,500
----------------------------------------------------------------------------------------
AGRICULTURE AND TOBACCO -- 0.7%
     25,400   Philip Morris Cos. Inc. ....................................     1,109,472
      3,400   R.J. Reynolds Tobacco Holdings, Inc. .......................       182,750
----------------------------------------------------------------------------------------
                                                                               1,292,222
----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.9%
      5,600   FedEx Corp..................................................       299,040
     21,360   United Parcel Service Inc., Class B Shares..................     1,318,980
----------------------------------------------------------------------------------------
                                                                               1,618,020
----------------------------------------------------------------------------------------
BANK -- 0.7%
     27,990   Mellon Financial Corp.......................................       879,726
      1,300   New York Community Bancorp, Inc. ...........................        35,230
     15,900   SouthTrust Corp. ...........................................       415,308
----------------------------------------------------------------------------------------
                                                                               1,330,264
----------------------------------------------------------------------------------------
BEVERAGES -- 0.0%
      1,300   Anheuser-Busch Cos., Inc. ..................................        65,000
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.7%
     36,860   Amgen Inc.*.................................................     1,543,697
      2,650   Applera Corp. - Applied Biosystems Group....................        51,649
     41,490   Baxter International Inc....................................     1,844,231
     11,180   Genentech, Inc.*............................................       374,530
     36,620   Genzyme Corp. - General Division*...........................       704,569
     21,600   Shire Pharmaceuticals Group PLC ADR*........................       557,496
----------------------------------------------------------------------------------------
                                                                               5,076,172
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 11.2%
     32,450   ARAMARK Corp., Class B Shares*..............................       811,250
     36,710   Automatic Data Processing, Inc..............................     1,598,721
     86,990   The Bisys Group, Inc.*......................................     2,896,767
    124,450   Cendant Corp.*..............................................     1,976,266
      1,000   CheckFree Corp.*............................................        15,640
    120,360   Concord EFS, Inc.*..........................................     3,627,650
     30,170   DST Systems, Inc.*..........................................     1,379,071
     77,410   First Data Corp.............................................     2,879,652
     42,010   Fiserv, Inc.*...............................................     1,542,187
     81,700   IMS Health Inc..............................................     1,466,515
     24,030   Iron Mountain Inc.*.........................................       741,325
     33,680   Robert Half International Inc.*.............................       784,744
     35,070   Sabre Holdings Corp., Class A Shares*.......................     1,255,506
        400   Weight Watchers International, Inc.*........................        17,376
----------------------------------------------------------------------------------------
                                                                              20,992,670
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.2%
     12,530   Advanced Fibre Communications, Inc.*........................  $    207,246
     84,780   Brocade Communications Systems, Inc.*.......................     1,481,954
    243,638   Cisco Systems Inc.*.........................................     3,398,750
      4,620   Cox Communications, Inc., Class A Shares*...................       127,281
      5,000   L-3 Communications Holdings, Inc.*..........................       270,000
     41,080   Linear Technology Corp. ....................................     1,291,144
     26,240   McDATA Corp., Class A Shares*...............................       231,174
     48,960   Motorola, Inc. .............................................       706,003
     33,200   Zarlink Semiconductor Inc.*.................................       168,988
----------------------------------------------------------------------------------------
                                                                               7,882,540
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.3%
      1,600   CDW Computer Centers, Inc.*.................................        74,896
     85,370   Dell Computer Corp.*........................................     2,231,572
     10,380   Hewlett-Packard Co. ........................................       158,606
     34,620   Lexmark International, Inc.*................................     1,883,328
----------------------------------------------------------------------------------------
                                                                               4,348,402
----------------------------------------------------------------------------------------
EDUCATION -- 0.6%
     26,250   Apollo Group, Inc., Class A Shares*.........................     1,034,775
      1,740   Manpower Inc. ..............................................        63,945
----------------------------------------------------------------------------------------
                                                                               1,098,720
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.8%
      4,900   Celestica, Inc.*............................................       111,279
     33,422   Intersil Corp.*.............................................       714,562
     34,430   Tektronix, Inc.*............................................       644,185
----------------------------------------------------------------------------------------
                                                                               1,470,026
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.4%
     42,840   Baker Hughes Inc. ..........................................     1,426,144
     15,070   BJ Services Co.*............................................       510,572
      9,780   Cooper Cameron Corp.*.......................................       473,548
      2,300   GlobalSantaFe Corp. ........................................        62,905
      1,300   Noble Corp.*................................................        50,180
----------------------------------------------------------------------------------------
                                                                               2,523,349
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 5.5%
     16,970   American Express Co. .......................................       616,350
      1,600   Arthur J. Gallagher & Co. ..................................        55,440
     19,280   Capital One Financial Corp. ................................     1,177,044
      4,030   The Chubb Corp. ............................................       285,324
      8,600   Comerica Inc. ..............................................       528,040
     46,860   Freddie Mac.................................................     2,867,832
     32,290   The Goldman Sachs Group, Inc. ..............................     2,368,471
     44,590   Merrill Lynch & Co., Inc. ..................................     1,805,895

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 5.5% (CONTINUED)
      8,100   Morgan Stanley..............................................  $    348,948
     11,100   National Commerce Financial Corp.  .........................       291,930
----------------------------------------------------------------------------------------
                                                                              10,345,274
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.0%
     16,900   CVS Corp. ..................................................       517,140
     18,500   Kellogg Co.  ...............................................       663,410
     19,160   Walgreen Co.  ..............................................       740,151
----------------------------------------------------------------------------------------
                                                                               1,920,701
----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 1.9%
      1,400   AdvancePCS*.................................................        33,516
     26,680   Cytyc Corp.*................................................       203,302
      1,900   DENTSPLY International Inc. ................................        70,129
     11,120   Digene Corp.*...............................................       130,791
     15,110   Stryker Corp. ..............................................       808,536
     28,560   Tenet Healthcare Corp.*.....................................     2,043,468
      6,820   Varian Medical Systems, Inc. ...............................       276,551
----------------------------------------------------------------------------------------
                                                                               3,566,293
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 7.3%
     23,160   Anthem, Inc.*...............................................     1,562,837
     16,840   Cardinal Health, Inc. ......................................     1,034,144
     87,480   Caremark Rx, Inc.*..........................................     1,443,420
     51,730   Express Scripts, Inc.*......................................     2,592,190
     89,330   HEALTHSOUTH Corp.*..........................................     1,142,531
     40,480   Laboratory Corp. of America Holdings*.......................     1,847,912
     27,430   Lincare Holdings Inc.*......................................       885,989
     26,340   UnitedHealth Group Inc. ....................................     2,411,427
      8,680   WellPoint Health Networks Inc.*.............................       675,391
----------------------------------------------------------------------------------------
                                                                              13,595,841
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.4%
     46,550   Brinker International, Inc.*................................     1,477,962
     15,090   CEC Entertainment, Inc.*....................................       623,217
      3,400   Jack in the Box Inc.*.......................................       108,120
     24,800   Outback Steakhouse, Inc.*...................................       870,480
      3,400   Sonic Corp.*................................................       106,794
     18,560   Starbucks Corp.*............................................       461,216
     22,490   Starwood Hotels and Resorts Worldwide, Inc., Class B
              Shares......................................................       739,696
      1,500   USA Interactive*............................................        35,175
----------------------------------------------------------------------------------------
                                                                               4,422,660
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.0%
      8,130   3M Co.......................................................       999,990
     11,300   General Electric Co. .......................................       328,265
     33,082   Tyco International Ltd. ....................................       446,938
----------------------------------------------------------------------------------------
                                                                               1,775,193
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 2.5%
      8,000   Accenture Ltd., Class A Shares*.............................  $    152,000
     45,510   Affiliated Computer Services Inc., Class A Shares*..........     2,160,815
      3,150   CSG Systems International, Inc.*............................        60,291
     20,200   Jack Henry & Associates, Inc. ..............................       337,138
     75,360   SunGard Data Systems Inc.*..................................     1,995,533
----------------------------------------------------------------------------------------
                                                                               4,705,777
----------------------------------------------------------------------------------------
INSURANCE -- 3.6%
     21,360   ACE Ltd. ...................................................       674,976
     36,060   American International Group, Inc. .........................     2,460,374
      8,460   The Hartford Financial Services Group, Inc. ................       503,116
     17,800   MetLife, Inc. ..............................................       512,640
      9,680   SAFECO Corp. ...............................................       299,015
     10,380   St. Paul Cos., Inc. ........................................       403,989
      6,900   Willis Group Holdings Ltd.*.................................       227,079
     20,070   XL Capital Ltd., Class A Shares.............................     1,699,929
----------------------------------------------------------------------------------------
                                                                               6,781,118
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.4%
     11,500   Check Point Software Technologies Ltd.*.....................       155,940
      7,960   Network Associates, Inc.*...................................       153,389
     50,746   VeriSign, Inc.*.............................................       364,864
----------------------------------------------------------------------------------------
                                                                                 674,193
----------------------------------------------------------------------------------------
MACHINERY -- 0.7%
     19,200   Danaher Corp................................................     1,273,920
----------------------------------------------------------------------------------------
MEDIA -- 11.4%
     18,070   AOL Time Warner Inc.*.......................................       265,810
      3,700   Catalina Marketing Corp.*...................................       104,414
     82,600   Clear Channel Communications, Inc.*.........................     2,644,852
     19,000   Comcast Corp., Class A Shares*..............................       452,960
    161,520   EchoStar Communications Corp., Class A Shares*..............     2,997,811
      6,230   Electronic Arts Inc.*.......................................       411,492
      7,960   Emmis Communications Corp., Class A Shares*.................       168,672
     16,560   Entercom Communications Corp.*..............................       760,104
      5,460   E.W. Scripps Co., Class A Shares............................       420,420
     64,780   Fox Entertainment Group Inc., Class A Shares*...............     1,408,965
      8,100   Gannett Co., Inc............................................       614,790
      3,200   General Motors Corp., Class H Shares*.......................        33,280
     14,280   Hearst-Argyle Television, Inc.*.............................       322,014
     43,200   Hispanic Broadcasting Corp.*................................     1,127,520
      5,200   International Game Technology*..............................       294,840
      1,830   Lee Enterprises Inc.........................................        64,050
        600   Lin TV Corp., Class A Shares*...............................        16,224
     11,900   Macrovision Corp.*..........................................       156,009
      3,800   The McClatchy Co., Class A Shares...........................       244,150
     11,900   McGraw-Hill Cos., Inc.......................................       710,430
      8,300   Meredith Corp...............................................       318,305

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 11.4% (CONTINUED)
     10,310   New York Times Co., Class A Shares..........................  $    530,965
     14,600   Tribune Co..................................................       635,100
     23,890   Univision Communications, Inc., Class A Shares*.............       750,146
    116,440   Viacom Inc., Class B Shares*................................     5,166,443
     11,800   The Walt Disney Co..........................................       223,020
     11,560   Westwood One, Inc.*.........................................       386,335
----------------------------------------------------------------------------------------
                                                                              21,229,121
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 4.1%
     24,640   BJ's Wholesale Club, Inc.*..................................       948,640
      4,100   Cost Plus, Inc.*............................................       124,882
     17,070   Dollar Tree Stores, Inc.*...................................       672,729
     28,050   Family Dollar Stores, Inc...................................       988,762
     10,650   Kohl's Corp.*...............................................       746,352
     14,760   Sears, Roebuck and Co.......................................       801,468
     70,840   Target Corp.................................................     2,699,004
     10,900   Wal-Mart Stores, Inc........................................       599,609
----------------------------------------------------------------------------------------
                                                                               7,581,446
----------------------------------------------------------------------------------------
OIL AND GAS -- 1.0%
     13,540   Anadarko Petroleum Corp.....................................       667,522
      4,900   Newfield Exploration Co.*...................................       182,133
     15,140   Praxair, Inc................................................       862,526
      2,700   Transocean Inc..............................................        84,105
----------------------------------------------------------------------------------------
                                                                               1,796,286
----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
      6,150   Bowater Inc.................................................       334,375
     34,070   International Paper Co......................................     1,484,771
----------------------------------------------------------------------------------------
                                                                               1,819,146
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     20,500   Gillette Co.................................................       694,335
      6,760   Kimberly-Clark Corp.........................................       419,120
----------------------------------------------------------------------------------------
                                                                               1,113,455
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.7%
     13,050   Abbott Laboratories.........................................       491,333
      4,870   Allergan, Inc...............................................       325,073
      3,200   Barr Laboratories, Inc.*....................................       203,296
     33,390   Biovail Corp.*..............................................       966,974
     24,580   Eli Lilly and Co............................................     1,386,312
     13,740   Forest Laboratories, Inc.*..................................       972,792
     15,240   IVAX Corp.*.................................................       164,592
      3,600   King Pharmaceuticals, Inc.*.................................        80,100
      7,640   MedImmune, Inc.*............................................       201,696
     22,200   Mylan Laboratories Inc......................................       695,970
    111,630   Pfizer Inc..................................................     3,907,050
     15,700   Pharmacia Corp..............................................       587,965

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.7% (CONTINUED)
     22,660   Teva Pharmaceutical Industries Ltd. Sponsored ADR...........  $  1,513,235
     55,360   Wyeth.......................................................     2,834,432
----------------------------------------------------------------------------------------
                                                                              14,330,820
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.8%
     65,780   Harley-Davidson, Inc........................................     3,372,541
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.9%
     79,020   Analog Devices, Inc.*.......................................     2,346,894
     13,250   ASM International N.V.*.....................................       228,695
      8,290   ASML Holding N.V.*..........................................       125,345
      9,700   Emulex Corp.*...............................................       218,347
      4,130   GlobespanVirata, Inc.*......................................        15,983
     11,000   LTX Corp.*..................................................       157,080
     10,010   Maxim Integrated Products Inc.*.............................       383,683
      8,830   Micrel, Inc.*...............................................       126,975
     14,850   Novellus Systems, Inc.*.....................................       504,900
     11,140   QLogic Corp.*...............................................       424,434
      7,340   Skyworks Solutions, Inc. ...................................        40,737
     35,170   STMicroelectronics N.V. ....................................       855,686
     51,561   Taiwan Semiconductor Manufacturing Co. Ltd.*................       670,293
     17,600   Teradyne, Inc.*.............................................       413,600
     22,930   Texas Instruments Inc. .....................................       543,441
     13,080   Xilinx, Inc.*...............................................       293,384
----------------------------------------------------------------------------------------
                                                                               7,349,477
----------------------------------------------------------------------------------------
SOFTWARE -- 5.4%
      6,810   Adobe Systems, Inc. ........................................       194,085
     10,100   Amdocs Ltd.*................................................        76,255
     25,300   BEA Systems, Inc.*..........................................       240,603
     36,340   Cadence Design Systems, Inc.*...............................       585,801
     50,970   Citrix Systems, Inc.*.......................................       307,859
     13,800   Legato Systems, Inc.*.......................................        49,680
     30,700   Microsoft Corp.*............................................     1,679,290
    279,780   Oracle Corp.*...............................................     2,649,517
     72,120   PeopleSoft, Inc.*...........................................     1,073,146
    124,550   Rational Software Corp.*....................................     1,022,556
     10,260   Retek Inc.*.................................................       249,318
      5,700   Siebel Systems, Inc.*.......................................        81,054
     93,070   Veritas Software Corp.*.....................................     1,841,855
----------------------------------------------------------------------------------------
                                                                              10,051,019
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.9%
     21,300   Barnes & Noble, Inc.*.......................................       562,959
     27,270   Best Buy Co., Inc.*.........................................       989,901
     48,240   The Home Depot, Inc. .......................................     1,771,855
      6,650   KB HOME.....................................................       342,542
     22,630   Lowe's Cos. Inc.............................................     1,027,402

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.9% (CONTINUED)
     12,790   Tiffany & Co. ..............................................  $    450,208
     10,860   Williams-Sonoma, Inc.*......................................       332,967
----------------------------------------------------------------------------------------
                                                                               5,477,834
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.6%
    105,710   American Tower Corp., Class A Shares*.......................       364,700
     49,000   AT&T Wireless Services, Inc.*...............................       286,650
     34,718   Vodafone Group PLC ADR......................................       473,901
----------------------------------------------------------------------------------------
                                                                               1,125,251
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.8%
        200   Avon Products, Inc..........................................        10,448
     22,260   NIKE, Inc., Class B Shares..................................     1,194,249
     10,700   The Talbots, Inc. ..........................................       374,500
----------------------------------------------------------------------------------------
                                                                               1,579,197
----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
      1,400   Expeditors International of Washington, Inc. ...............        46,424
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $195,786,668)...................   174,382,872
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.0%
----------------------------------------------------------------------------------------
FRANCE -- 0.7%
     10,500   Aventis S.A.................................................       742,639
     10,060   Sanofi-Synthelabo S.A. .....................................       610,865
----------------------------------------------------------------------------------------
                                                                               1,353,504
----------------------------------------------------------------------------------------
GERMANY -- 0.1%
      6,000   Fresenius Medical Care AG...................................       202,217
----------------------------------------------------------------------------------------
NORWAY -- 0.1%
     10,300   Tandberg ASA................................................       121,172
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.1%
     24,910   Reed Elsevier PLC...........................................       236,799
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,970,256)....................     1,913,692
----------------------------------------------------------------------------------------
............   SUB-TOTAL INVESTMENTS (Cost -- $197,756,924)................   176,296,564
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.6%
$10,458,000   Federal National Mortgage Association, Discount Notes,
              1.900% due 7/1/02
              (Cost -- $10,458,000).......................................    10,458,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $208,214,924**)..........  $186,754,564
----------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.1%
----------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.6%
$  100,000   B            Alliant Techsystems Inc., Company Guaranteed, 8.500% due
                            5/15/11........................................................    $   105,000
   132,000   B            Anteon Corp., Company Guaranteed, 12.000% due 5/15/09............        147,180
----------------------------------------------------------------------------------------------------------
                                                                                                   252,180
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.4%
    50,000   CCC+         Accuride Corp., Sr. Sub. Notes, Series B, 9.250% due 2/1/08......         34,750
   250,000   B+           American Axle & Manufacturing Inc., Company Guaranteed, 9.750%
                            due 3/1/09.....................................................        266,250
                          Arvin Industries Inc.:
   100,000   BBB-           Notes, 7.125% due 3/15/09......................................         98,446
   100,000   BBB-           Sr. Notes, 6.750% due 3/15/08..................................         97,863
   125,000   BB           Dana Corp., Notes, 9.000% due 8/15/11............................        123,750
                          Lear Corp., Company Guaranteed, Series B:
    50,000   BB+            7.960% due 5/15/05.............................................         51,583
   525,000   BB+            8.110% due 5/15/09.............................................        538,970
   150,000   B            Stoneridge Inc., Sr. Notes, 11.500% due 5/1/12 (b)...............        152,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,363,862
----------------------------------------------------------------------------------------------------------
BANKING -- 1.0%
   400,000   BB+          Golden State Holdings Inc., Sr. Notes, 7.125% due 8/1/05.........        427,489
----------------------------------------------------------------------------------------------------------
BEVERAGE AND TOBACCO -- 0.8%
                          Constellation Brands Inc., Company Guaranteed, Series B:
    75,000   BB             8.000% due 2/15/08.............................................         77,625
    50,000   B+             8.125% due 1/15/12.............................................         51,562
    75,000   B+           Cott Beverages Inc., Company Guaranteed, 8.000% due 12/15/11.....         76,125
   100,000   BB           DIMON Inc., Company Guaranteed, Series B, 9.625% due 10/15/11....        105,250
----------------------------------------------------------------------------------------------------------
                                                                                                   310,562
----------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 5.4%
   200,000   CCC+         ACME Television LLC, Company Guaranteed, Series B, step bond to
                            yield 10.875% due 9/30/04......................................        202,000
                          Chancellor Media Corp.:
   250,000   BBB-           Company Guaranteed, 8.000% due 11/1/08.........................        248,125
   375,000   Ba2*           Sr. Sub. Notes, Series B, 8.125% due 12/15/07..................        367,500
   500,000   BBB-         Fox Sports Networks LLC Inc., Sr. Discount Notes, step bond to
                            yield 9.750% due 8/15/07.......................................        512,500
   125,000   BBB-         Liberty Media Corp., Sr. Notes, 7.750% due 7/15/09...............        125,028
   200,000   B            LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08.....        200,000
   206,000   B            Loral Cyberstar Inc., Company Guaranteed, 10.000% due 7/15/06
                            (c)............................................................        143,170
   225,000   B            PanAmSat Corp., Company Guaranteed, 8.500% due 2/1/12 (b)........        208,125
   125,000   B            Sinclair Broadcast Group, Company Guaranteed, 8.750% due
                            12/15/11.......................................................        125,625
    75,000   CCC+         XM Satellite Radio Inc., Secured Notes, 14.000% due 3/15/10
                            (c)............................................................         35,625
----------------------------------------------------------------------------------------------------------
                                                                                                 2,167,698
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
BUILDING AND DEVELOPMENT -- 2.6%
$  100,000   B            American Builders & Contractors Supply Co., Company Guaranteed,
                            Series B, 10.625% due 5/15/07..................................    $   103,750
   125,000   B            Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12
                            (b)............................................................        128,750
    50,000   B            Collins & Aikman Floorcovering Inc., Sr. Sub. Notes, 9.750% due
                            2/15/10 (b)....................................................         51,250
                          Collins & Aikman Products Corp.:
    50,000   B              Company Guaranteed, 11.500% due 4/15/06........................         47,625
   150,000   B              Sr. Notes, 10.750% due 12/31/11 (b)............................        151,500
   225,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, Series B, 9.250% due
                            5/1/09.........................................................        230,625
   150,000   B+           Nortek Inc., Sr. Notes, Series B, 9.125% due 9/1/07..............        152,625
   175,000   B            WCI Communities Inc., Company Guaranteed, 10.625% due 2/15/11....        183,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,049,875
----------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES -- 1.5%
   225,000   B            Buhrmann U.S. Inc., Company Guaranteed, 12.250% due 11/1/09......        235,125
   125,000   B-           Global Imaging Systems Inc., Company Guaranteed, 10.750% due
                            2/15/07........................................................        124,375
   400,000   NR           U.S. Office Products Co., Company Guaranteed, 9.750% due
                            6/15/08........................................................             40
   300,000   BB-          Xerox Corp., Sr. Notes, 9.750% due 1/15/09 (b)...................        247,500
----------------------------------------------------------------------------------------------------------
                                                                                                   607,040
----------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 5.5%
                          Charter Communications Holdings LLC, Sr. Discount Notes:
   775,000   B+             Step bond to yield 13.500% due 1/15/11.........................        294,500
   925,000   B+             Step bond to yield 9.920% due 4/1/11...........................        446,312
                          CSC Holdings Inc.:
   125,000   BB+            Sr. Notes, 7.875% due 12/15/07.................................        104,760
   250,000   BB-            Sr. Sub. Debentures, 9.875% due 2/15/13........................        186,250
   450,000   B+           EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09.................        418,500
   350,000   D            NTL Communications Corp., Sr. Notes, Series B, 12.375% due
                            10/1/08 (d)....................................................         71,750
   675,000   D            NTL Inc., Sr. Notes, Series B, 9.750% due 4/1/08 (d).............        151,875
   250,000   CCC+         Pegasus Satellite Communications Inc., Sr. Discount Notes, step
                            bond to yield 13.500% due 3/1/07...............................         76,250
   225,000   BB-          Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11..............        222,750
                          Telewest Communications PLC:
   400,000   CCC-           Debentures, step bond to yield 11.000% due 10/1/07.............        162,000
    50,000   CCC-           Sr. Notes, 11.250% due 11/1/08.................................         20,250
   125,000   NR           UIHAustralia/Pacific Inc., Sr. Discount Notes, Series B,
                            14.000% due 5/15/06 (c)(d).....................................          5,625
   400,000   C            United Pan-Europe Communications Co., Sr. Discount Notes, Series
                            B,
                            step bond to yield 13.375% due 11/1/09.........................         40,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,200,822
----------------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 3.2%
   100,000   B+           Airgas Inc., Company Guaranteed, 9.125% due 10/1/11..............        106,000
   125,000   B            Compass Minerals Group Inc., Company Guaranteed, 10.000% due
                            8/15/11........................................................        132,500
   300,000   BB+          Equistar Chemical, L.P., Company Guaranteed, 10.125% due
                            9/1/08.........................................................        288,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 3.2% (CONTINUED)
                          Foamex L.P., Company Guaranteed:
$  100,000   B-             13.500% due 8/15/05............................................    $   101,500
   100,000   B-             9.875% due 6/15/07.............................................         89,500
   125,000   B              10.750% due 4/1/09 (b).........................................        128,125
   175,000   B-           Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09...        157,500
   200,000   B+           Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09........        178,000
   150,000   B            Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06....        122,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,303,375
----------------------------------------------------------------------------------------------------------
CLOTHING AND TEXTILES -- 1.2%
   175,000   B-           GFSI Inc., Sr. Sub. Notes, Series B, 9.625% due 3/1/07...........        154,875
    50,000   NR           Glenoit Corp., Company Guaranteed, 11.000% due 4/15/07 (d).......          1,000
                          Pillowtex Corp., Company Guaranteed:
   100,000   NR             10.000% due 11/15/06...........................................          1,375
   175,000   NR             Series B, 9.000% due 12/15/07..................................          2,406
   100,000   BB           Russell Corp., Sr. Notes, 9.250% due 5/1/10 (b)..................        103,500
   200,000   B-           William Carter Co., Company Guaranteed, Series B, 10.875% due
                            8/15/11........................................................        220,000
----------------------------------------------------------------------------------------------------------
                                                                                                   483,156
----------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.6%
   300,000   B-           Eagle Picher Industry Inc., Company Guaranteed, 9.375% due
                            3/1/08.........................................................        249,000
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 6.9%
   200,000   BBB-         Albecca Inc., Company Guaranteed, 10.750% due 8/15/08............        219,250
   100,000   B-           Alltrista Corp., Sr. Sub. Notes, 9.750% due 5/1/12 (b)...........         96,000
   150,000   B+           American Achievement Corp., Company Guaranteed, Series B, 11.625%
                            due 1/1/07.....................................................        155,438
   175,000   BB+          American Greetings Corp., Sr. Sub. Notes, 11.750% due 7/15/08....        192,500
   225,000   B-           Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07........        203,906
   100,000   B-           Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09...................        104,500
   175,000   B-           Chattem Inc., Company Guaranteed, Series B, 8.875% due 4/1/08....        177,625
    50,000   D            Diamond Brand Operating Corp., Company Guaranteed, 10.125% due
                            4/15/08 (d)....................................................          2,750
   100,000   B-           Icon Health & Fitness Inc., Company Guaranteed, 11.250% due
                            4/1/12 (b).....................................................         99,000
   150,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (c).............        168,750
   200,000   BB-          Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08...............        191,000
    50,000   B+           NBTY Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07..........         49,875
   100,000   B-           PCA LLC, Sr. Notes, 11.875% due 8/1/09 (b).......................         99,500
   200,000   B            Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11.....        213,000
   250,000   CCC          Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                            2/1/08.........................................................        113,750
   175,000   B-           Sealy Mattress Co., Sr. Sub. Notes, Series B, 9.875% due
                            12/15/07.......................................................        176,750
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, Series B, 10.875% due
                            12/1/08........................................................        159,750
   200,000   CCC+         United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due
                            4/1/09.........................................................        203,000
   150,000   B-           Volume Service America Inc., Company Guaranteed, 11.250% due
                            3/1/09.........................................................        144,375
----------------------------------------------------------------------------------------------------------
                                                                                                 2,770,719
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CONTAINERS AND GLASS PRODUCTS -- 3.2%
                          Graham Packaging, Company Guaranteed, Series B:
$  125,000   CCC+           5.553% due 1/15/08.............................................    $   106,875
    50,000   CCC+           8.750% due 1/15/08.............................................         46,750
                          Owens Illinois Inc., Sr. Notes:
   200,000   B+             7.850% due 5/15/04.............................................        193,500
   250,000   B+             8.100% due 5/15/07.............................................        237,500
   125,000   B+           Plastipak Holdings Inc., Company Guaranteed, 10.750% due
                            9/1/11.........................................................        137,812
                          Pliant Corp.:
   150,000   B-             Company Guaranteed, 13.000% due 6/1/10.........................        157,125
   100,000   B-             Sr. Sub. Notes, 13.000% due 6/1/10 (c).........................        105,500
    13,987   NR           Russell-Stanley Holdings Inc., Sr. Sub. Notes, 9.000% due
                            11/30/08 (b)...................................................         10,490
                          Tekni-Plex Inc.:
   200,000   B-             Company Guaranteed, Series B, 12.750% due 6/15/10..............        208,000
    75,000   B-             Sr. Sub. Notes, 12.750% due 6/15/10 (b)........................         78,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,281,552
----------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICE AND EQUIPMENT -- 2.8%
                          Allied Waste North America Inc., Company Guaranteed, Series B:
   700,000   BB-            7.625% due 1/1/06..............................................        679,000
   350,000   B+             10.000% due 8/1/09.............................................        345,653
   100,000   B            Synagro Technologies Inc., Sr. Sub. Notes, 9.500% due 4/1/09
                            (b)............................................................        103,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,127,653
----------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
   200,000   B            Fairchild Semiconductor Corp., Company Guaranteed, 10.375% due
                            10/1/07........................................................        209,000
   150,000   Ba2*         Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08............        156,750
   125,000   BB+          Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09
                            (b)............................................................        125,625
   325,000   CCC+         Telecommunications Technique, Company Guaranteed, 9.750% due
                            5/15/08........................................................         73,125
----------------------------------------------------------------------------------------------------------
                                                                                                   564,500
----------------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILERS -- 0.0%
   150,000   NR           Jitney-Jungle Stores of America, Inc., Company Guaranteed,
                            10.375% due 9/15/07............................................             15
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.9%
   250,000   B-           AgriLink Foods Inc., Company Guaranteed, 11.875% due 11/1/08.....        262,500
   150,000   B            American Seafood Group LLC, Sr. Sub. Notes, 10.125% due 4/15/10
                            (b)............................................................        152,250
   100,000   B-           B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07 (b)............        103,000
   300,000   CCC+         Eagle Family Foods Holdings, Inc., Company Guaranteed, Series B,
                            8.750% due 1/15/08.............................................        229,500
   200,000   BB           Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (b)...........        189,000
   175,000   B-           Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due
                            4/1/11.........................................................        191,625
   150,000   CCC+         New World Pasta Co., Company Guaranteed, 9.250% due 2/15/09......        146,250
   100,000   BB-          Pilgrim's Pride Corp., Company Guaranteed, 9.625% due 9/15/11....        103,500
   175,000   BB+          Smithfield Foods Inc., Sr. Notes, Series B, 8.000% due
                            10/15/09.......................................................        178,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,556,125
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
FOOD SERVICES -- 1.5%
$  150,000   CCC          Advantica Restaurant Group, Inc., Sr. Notes, 11.125% due
                            1/15/08........................................................    $   117,938
   100,000   B            Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10 (b)............        100,500
   200,000   B-           Carrols Corp., Company Guaranteed, 9.500% due 12/1/08............        199,000
   175,000   B-           Dominos Inc., Company Guaranteed, Series B, 10.375% due
                            1/15/09........................................................        189,000
   100,000   NR           Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due
                            7/15/07........................................................              0
----------------------------------------------------------------------------------------------------------
                                                                                                   606,438
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 2.1%
                          Georgia Pacific Corp., Notes:
   200,000   BBB-           7.500% due 5/15/06.............................................        192,826
   300,000   BBB-           8.125% due 5/15/11.............................................        287,572
   175,000   CCC+         Riverwood International Co., Company Guaranteed, 10.625% due
                            8/1/07.........................................................        185,063
   175,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11..............        188,125
----------------------------------------------------------------------------------------------------------
                                                                                                   853,586
----------------------------------------------------------------------------------------------------------
GAMING -- 5.0%
   100,000   B+           Boyd Gaming Corp., Sr. Sub. Notes, 8.750% due 4/15/12 (b)........        101,000
   100,000   B            Coast Hotels and Casino, Inc., Company Guaranteed, 9.500% due
                            4/1/09.........................................................        105,500
   100,000   B            Isle of Capri Casinos Inc., Sr. Sub. Notes, 9.000% due 3/15/12
                            (b)............................................................        101,500
                          Mandalay Resort Group:
    50,000   BB+            Sr. Notes, 9.500% due 8/1/08...................................         53,250
   350,000   BB-            Sr. Sub. Notes, Series B, 10.250% due 8/1/07...................        368,813
                          MGM MIRAGE, Company Guaranteed:
   350,000   BB+            9.750% due 6/1/07..............................................        371,000
   150,000   BBB-           8.500% due 9/15/10.............................................        156,659
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   175,000   NR             7.875% due 3/15/10 (b).........................................        174,562
   200,000   BB+            8.125% due 5/15/11.............................................        200,000
   125,000   B-           Penn National Gaming Inc., Company Guaranteed, Series B, 11.125%
                            due 3/1/08.....................................................        135,469
    75,000   B+           Sun International Hotels Ltd., Sr. Sub. Notes, 8.875% due 8/15/11
                            (b)............................................................         76,969
   150,000   B-           Venetian Casino Resort LLC/Las Vegas Sands Inc., Second Mortgage,
                            11.000% due 6/15/10 (b)........................................        151,688
----------------------------------------------------------------------------------------------------------
                                                                                                 1,996,410
----------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 7.9%
   125,000   B            Advanced Medical Optics Inc., Sr. Sub. Notes, 9.250% due 7/15/10
                            (b)............................................................        124,063
   200,000   B+           Alaris Medical Systems Inc., Secured Notes, Series B, 11.625% due
                            12/1/06........................................................        226,000
   200,000   B-           Alliance Imaging, Inc., Sr. Sub. Notes, 10.375% due 4/15/11......        213,000
    50,000   BB-          AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08............         51,875
   125,000   B-           Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10
                            (b)............................................................        125,781
   400,000   B            Fisher Scientific International Inc., Sr. Sub. Notes, 9.000% due
                            2/1/08.........................................................        411,000
                          Hanger Orthopedic Group:
    50,000   B-             Company Guaranteed, 10.375% due 2/15/09........................         52,250
   225,000   CCC+           Sr. Sub. Notes, 11.250% due 6/15/09............................        227,813

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 7.9% (CONTINUED)
                          HCA Inc., Notes:
$  250,000   BBB-           6.910% due 6/15/05.............................................    $   261,015
   300,000   BBB-           8.750% due 9/1/10..............................................        339,043
   325,000   CCC+         Kinetic Concepts, Inc., Company Guaranteed, Series B, 9.625% due
                            11/1/07........................................................        325,000
                          Magellan Health Services, Inc.:
   100,000   B+             Sr. Notes, 9.375% due 11/15/07 (b).............................         75,500
   150,000   B-             Sr. Sub. Notes, 9.000% due 2/15/08.............................         54,750
   200,000   BBB          Manor Care Inc., Company Guaranteed, 8.000% due 3/1/08...........        207,250
   100,000   B            Sybron Dental Specialties Inc., Sr. Sub. Notes, 8.125% due
                            6/15/12 (b)....................................................         99,500
    75,000   B-           Triad Hospitals Inc., Company Guaranteed, Series B, 8.750% due
                            5/1/09.........................................................         78,750
   100,000   B+           US Oncology Inc., Company Guaranteed, 9.625% due 2/1/12..........         97,500
   100,000   B-           Vanguard Health Systems Inc., Company Guaranteed, 9.750% due
                            8/1/11.........................................................        104,750
   100,000   BB-          Ventas Realty L.P., Sr. Notes, 9.000% due 5/1/12 (b).............        103,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,177,840
----------------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS AND EQUIPMENT -- 3.1%
   145,000   BB-          Amphenol Corp., Sr. Sub. Notes, 9.875% due 5/15/07...............        151,887
   200,000   B            Cabot Safety Corp., Sr. Sub. Notes, 12.500% due 7/15/05..........        207,000
   225,000   B            Euramax International PLC, Sr. Sub. Notes, 11.250% due 10/1/06...        226,125
   125,000   CCC+         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09.................         96,875
   150,000   B-           MMI Products Inc., Sr. Sub. Notes, Series B, 11.250% due
                            4/15/07........................................................        153,750
   100,000   CCC          Neenah Corp., Sr. Sub. Notes, Series B, 11.125% due 5/1/07.......         55,500
   150,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03.........        151,500
   200,000   B            Wesco Distribution Inc., Company Guaranteed, 9.125% due 6/1/08...        193,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,235,637
----------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 2.4%
   150,000   B3*          AMF Bowling Worldwide Inc., Sr. Sub. Notes, 13.000% due 2/28/08
                            (b)(c).........................................................        161,438
   150,000   B-           Regal Cinemas Inc., Company Guaranteed, 9.375% due 2/1/12 (b)....        156,000
   650,000   B            Six Flags Inc., Sr. Discount Notes, step bond to yield 10.000%
                            due 4/1/08.....................................................        637,000
----------------------------------------------------------------------------------------------------------
                                                                                                   954,438
----------------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.2%
   175,000   BB           AGCO Corp., Company Guaranteed, 9.500% due 5/1/08................        185,938
   100,000   BB+          Briggs & Stratton Corp., Company Guaranteed, 8.875% due
                            3/15/11........................................................        105,500
   150,000   NR           Clark Material Handling Co., Company Guaranteed, Series D,
                            10.750% due 11/15/06 (d).......................................            765
   225,000   B-           Columbus McKinnon Corp., Company Guaranteed, 8.500% due 4/1/08...        208,125
                          United Rentals Inc., Company Guaranteed, Series B:
   225,000   BB             10.750% due 4/15/08............................................        241,875
   150,000   BB-            9.000% due 4/1/09..............................................        150,000
----------------------------------------------------------------------------------------------------------
                                                                                                   892,203
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
MOTELS, HOTELS AND INNS -- 4.9%
                          FelCor Lodging Trust Inc. L.P., Company Guaranteed:
$  100,000   BB-            9.500% due 9/15/08.............................................    $   102,000
   100,000   BB-            8.500% due 6/1/11..............................................         98,500
   225,000   B-           Florida Panthers Holdings, Company Guaranteed, 9.875% due
                            4/15/09........................................................        234,000
   200,000   BBB-         Hilton Hotels Corp., Notes, 8.250% due 2/15/11...................        208,019
                          HMH Properties Inc.:
250,000...   BB-            Company Guaranteed, Series B, 7.875% due 8/1/08................        239,375
   200,000   BB-            Sr. Notes, Series C, 8.450% due 12/1/08........................        197,000
   350,000   BBB-         ITT Corp., Notes, 7.375% due 5/1/07 (b)..........................        346,063
                          MeriStar Hospitality Corp.:
   125,000   B+             Company Guaranteed, 9.125% due 1/15/11.........................        120,000
    50,000   B+             Sr. Notes, 10.500% due 6/15/09 (b).............................         50,750
   100,000   B+           RFS Partnership L.P., Company Guaranteed, 9.750% due 3/1/12......        101,500
   200,000   BBB-         Starwood Hotels and Resorts Worldwide, Inc., Notes, 6.750% due
                            11/15/05.......................................................        197,760
    75,000   B            Vail Resorts Inc., Company Guaranteed, 8.750% due 5/15/09........         75,375
----------------------------------------------------------------------------------------------------------
                                                                                                 1,970,342
----------------------------------------------------------------------------------------------------------
OIL AND GAS -- 4.1%
    50,000   BB+          AmeriGas Partners L.P., Sr. Notes, 8.875% due 5/20/11............         52,250
    75,000   B            Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09 (b).......         76,500
   100,000   B-           Comstock Resources, Inc., Company Guaranteed, 11.250% due
                            5/1/07.........................................................        103,750
   200,000   CCC+         Continental Resources, Inc., Company Guaranteed, 10.250% due
                            8/1/08.........................................................        180,000
   100,000   B+           DI Industries Inc., Sr. Notes, 8.875% due 7/1/07.................        103,000
   150,000   B            Dresser Inc., Company Guaranteed, 9.375% due 4/15/11.............        152,625
   200,000   BB           Hanover Equipment Trust, Secured, 8.750% due 9/1/11 (b)..........        184,000
   150,000   B            Lone Star Technologies Inc., Company Guaranteed, Series B, 9.000%
                            due 6/1/11.....................................................        144,000
    75,000   B+           Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12
                            (b)............................................................         77,625
   100,000   NR           Petroleum Helicopters Inc., Sr. Notes, 9.375% due 5/1/09 (b).....        103,000
   125,000   BB           Pogo Producing Co., Sr. Sub. Notes, Series B, 10.375% due
                            2/15/09........................................................        135,000
   100,000   B            Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12..............         94,750
   250,000   B+           Tesoro Petroleum Corp., Company Guaranteed, Series B, 9.625% due
                            11/1/08........................................................        232,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,639,000
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 3.0%
   125,000   CCC+         Advanstar Communications Inc., Company Guaranteed, Series B,
                            12.000% due 2/15/11............................................        101,875
    75,000   NR           Advanstar Inc., Company Guaranteed, Series B, step bond to yield
                            15.000% due 10/15/11 (c).......................................         32,250
   125,000   B-           American Media Operations Inc., Company Guaranteed, Series B,
                            10.250% due 5/1/09.............................................        131,875
   100,000   BBB-         Belo Corp., Sr. Unsubscribed Notes, 8.000% due 11/1/08...........        105,492
    75,000   B-           Block Communications Inc., Sr. Sub. Notes, 9.250% due 4/15/09
                            (b)............................................................         75,375
   175,000   B+           Hollinger International Publishing Inc., Company Guaranteed,
                            9.250% due 3/15/07.............................................        181,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 3.0% (CONTINUED)
$  150,000   B-           Vertis Inc., Sr. Notes, 10.875% due 6/15/09 (b)..................    $   149,625
    75,000   B            Von Hoffman Corp., Company Guaranteed, 10.250% due 3/15/09 (b)...         77,250
                          Yell Finance B.V.:
   275,000   B              Sr. Discount Notes, step bond to yield 13.500% due 8/1/11......        188,375
   150,000   B              Sr. Notes, 10.750% due 8/1/11..................................        164,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,207,492
----------------------------------------------------------------------------------------------------------
RETAIL -- 1.4%
    75,000   B-           Advance Stores Co. Inc., Company Guaranteed, 10.125% due
                            4/15/08........................................................         79,125
                          J.C. Penney Co. Inc., Notes:
   150,000   BBB-           7.375% due 6/15/04.............................................        150,831
   125,000   BBB-           7.600% due 4/1/07..............................................        123,270
   150,000   BB           Michaels Stores Inc., Sr. Notes, 9.250% due 7/1/09...............        159,750
    50,000   B            United Auto Group Inc., Sr. Sub. Notes, 9.625% due 3/15/12 (b)...         50,500
----------------------------------------------------------------------------------------------------------
                                                                                                   563,476
----------------------------------------------------------------------------------------------------------
SERVICES -- 0.7%
    50,000   B-           American Tower Corp., Sr. Notes, 9.375% due 2/1/09...............         27,750
   100,000   B            Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 (b).................        102,000
   175,000   CCC          SITEL Corp., Company Guaranteed, 9.250% due 3/15/06..............        165,375
----------------------------------------------------------------------------------------------------------
                                                                                                   295,125
----------------------------------------------------------------------------------------------------------
STEEL -- 0.3%
   150,000   NR           Republic Technology Inc., Company Guaranteed, 13.750% due 7/15/09
                            (c)(d).........................................................         10,500
   125,000   B+           Ryerson Tull Inc., Notes, 9.125% due 7/15/06.....................        124,089
----------------------------------------------------------------------------------------------------------
                                                                                                   134,589
----------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 1.2%
   250,000   CCC+         Allied Holdings Inc., Company Guaranteed, Series B, 8.625% due
                            10/1/07........................................................        196,250
   100,000   C*           Holt Group, Company Guaranteed, Notes, 9.750% due 1/15/06 (d)....          3,500
                          Stena AB, Sr. Notes:
   150,000   BB-            10.500% due 12/15/05...........................................        155,250
   150,000   BB-            8.750% due 6/15/07.............................................        146,250
----------------------------------------------------------------------------------------------------------
                                                                                                   501,250
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 3.5%
   225,000   CCC          AirGate PCS Inc., Sr. Sub. Notes, step bond to yield 13.500% due
                            10/1/09........................................................         46,125
   375,000   CCC          Alamosa Holdings Inc., Company Guaranteed, step bond to yield
                            12.875% due 2/15/10............................................         58,125
   120,133   B+           Call Net Enterprises Inc., Company Guaranteed, 10.625% due
                            12/31/08.......................................................         35,439
   300,000   Ca*          Dolphin Telecom PLC, Sr. Discount Notes, Series B, 14.000% due
                            5/15/09 (d)....................................................             30
   350,000   NR           Global Crossing Holdings Ltd., Company Guaranteed, 9.500% due
                            11/15/09 (d)...................................................          5,250
   125,000   CCC          Horizon PCS Inc., Sr. Notes, 13.750% due 6/15/11 (b).............         41,875
   225,000   B-           Millicom International Cellular S.A., Sr. Discount Notes, step
                            bond to yield 13.500% due 6/1/06...............................         79,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 3.5% (CONTINUED)
                          Nextel Communications Inc.:
                            Sr. Discount Notes:
$  250,000   B                Step bond to yield 10.650% due 9/15/07.......................    $   136,875
   375,000   B                Step bond to yield 9.950% due 2/15/08........................        180,937
   800,000   B              Sr. Notes, 9.375% due 11/15/09.................................        408,000
    80,000   CCC+         Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                            14.000% due 2/1/09.............................................         21,800
   150,000   BB-          Rogers Wireless Communication Inc., Sr. Sub. Notes, 8.800% due
                            10/1/07........................................................         98,250
   175,000   B-           Triton PCS Inc., Company Guaranteed, step bond to yield 11.000%
                            due 5/1/08.....................................................        109,375
   350,000   NR           Viatel Inc., Sr. Discount Notes, 12.500% due 4/15/08.............          2,625
   244,000   BBB+         VoiceStream Wireless Corp., Sr. Discount Notes, step bond to
                            yield 11.875% due 11/15/09.....................................        172,020
----------------------------------------------------------------------------------------------------------
                                                                                                 1,396,601
----------------------------------------------------------------------------------------------------------
UTILITIES -- 4.8%
   291,377   BB           Caithness Coso Fund Corp., Secured Notes, Series B, 9.050% due
                            12/15/09.......................................................        298,662
   350,000   B+           Calpine Canada Energy Finance, Company Guaranteed, 8.500% due
                            5/1/08.........................................................        241,500
   725,000   B+           Calpine Corp., Sr. Notes, 8.500% due 2/15/11.....................        489,375
                          CMS Energy Corp., Sr. Notes:
   200,000   BB             8.900% due 7/15/08.............................................        144,181
   150,000   BB             7.500% due 1/15/09.............................................        103,644
   100,000   BB             8.500% due 4/15/11.............................................         71,116
   100,000   BBB-         El Paso Electric Co., First Mortgage, Series E, 9.400% due
                            5/1/11.........................................................        109,664
   450,000   A-           Niagara Mohawk Power Corp., Sr. Discount Notes, Series H, step
                            bond to yield 8.500% due 7/1/10................................        458,177
----------------------------------------------------------------------------------------------------------
                                                                                                 1,916,319
----------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $43,473,467)............     37,056,369
----------------------------------------------------------------------------------------------------------
  SHARES                                              SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.5%
----------------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
     2,000                Russell-Stanley Holdings, Inc....................................             20
----------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 0.0%
       392                AMF Bowling Worldwide, Inc.......................................         10,388
----------------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.5%
    16,109                Horizon Natural Resources Co.....................................        193,308
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     5,773                Call-Net Enterprises, Inc., Class B Shares.......................          1,818
----------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $339,632)............................        205,534
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
----------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 0.3%
     1,000                Sinclair Capital, 11.625%........................................        104,125
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.4%
                        Primedia Inc.:
     4,250                Series F, 9.200%...............................................    $   128,563
     1,500                Series H, 8.625%...............................................         45,375
--------------------------------------------------------------------------------------------------------
                                                                                                 173,938
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.1%
     1,878              McLeodUSA Inc., Series A, 2.500%.................................          7,042
     1,090              Nextel Communications Inc., Payment-in-kind, Series E, 11.125%
                          due 2/15/10....................................................         27,522
--------------------------------------------------------------------------------------------------------
                                                                                                  34,564
--------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $1,239,394).......................        312,627
--------------------------------------------------------------------------------------------------------
 WARRANTS                                           SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.0%
--------------------------------------------------------------------------------------------------------
BROADCAST RADIO AND TELEVISION -- 0.0%
       100              UIH Australia Pacific Inc., Expires 5/15/06......................              1
       125              XM Satellite Radio Holdings Inc., Expires 3/15/10................            750
--------------------------------------------------------------------------------------------------------
                                                                                                     751
--------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.0%
       200              Jostens Inc., Expires 5/1/10 (b).................................          3,050
--------------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
       100              Pliant Corp., Expires 6/1/10 (b).................................          1,025
--------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 0.0%
                        AMF Bowling Worldwide Inc.:
       923                Series A, Expires 3/9/09.......................................          8,769
       901                Series B, Expires 3/9/09.......................................          5,857
--------------------------------------------------------------------------------------------------------
                                                                                                  14,626
--------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.0%
        75              Advanstar Holdings Corp., Expires 10/15/11.......................              1
--------------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       150              Republic Technology Inc., Expires 7/15/09........................              2
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     2,035              Loral Space & Communications Ltd., Expires 12/26/06..............          2,289
     4,162              McLeodUSA Inc., Expires 4/16/07..................................            416
--------------------------------------------------------------------------------------------------------
                                                                                                   2,705
--------------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $218,427)................................         22,160
--------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $45,270,920)......................     37,596,690
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
$2,635,000       State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds at
                   maturity -- $2,635,413; (Fully collateralized by U.S. Treasury Bonds,
                  10.375% due 11/15/09; Market value -- $2,692,462)                          $ 2,635,000
                  (Cost -- $2,635,000)...................................................
--------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $47,905,920**).......................    $40,231,690
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security has been issued with attached warrants.
(d)  Security is in default.
(e)  Non-income producing securities.
** Aggregate cost for Federal income tax purposes is substantially the same.
     See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.6%
   4,200   Northrop Grumman Corp. .....................................  $   525,000
------------------------------------------------------------------------------------
AUTO COMPONENTS -- 4.0%
  23,000   Cooper Tire & Rubber Co. ...................................      472,650
   5,400   Johnson Controls, Inc. .....................................      440,694
   6,900   TRW Inc. ...................................................      393,162
------------------------------------------------------------------------------------
                                                                           1,306,506
------------------------------------------------------------------------------------
AUTOMOBILES -- 1.4%
  13,557   Ford Motor Co. .............................................      216,912
   4,490   General Motors Corp. .......................................      239,991
------------------------------------------------------------------------------------
                                                                             456,903
------------------------------------------------------------------------------------
BANKS -- 6.3%
   8,800   Bank of America Corp. ......................................      619,168
   8,200   PNC Financial Services Group................................      428,696
  10,200   Wachovia Corp. .............................................      389,436
  16,750   Washington Mutual, Inc. ....................................      621,593
------------------------------------------------------------------------------------
                                                                           2,058,893
------------------------------------------------------------------------------------
CHEMICALS -- 2.2%
   7,300   E.I. du Pont de Nemours & Co. ..............................      324,120
   6,500   PPG Industries, Inc. .......................................      402,350
------------------------------------------------------------------------------------
                                                                             726,470
------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 7.6%
  47,170   Cendant Corp.*..............................................      749,060
  19,000   First Data Corp. ...........................................      706,800
  14,800   H&R Block, Inc. ............................................      683,020
  12,890   Waste Management, Inc. .....................................      335,784
------------------------------------------------------------------------------------
                                                                           2,474,664
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.8%
  23,900   Lucent Technologies Inc.*...................................       39,674
  15,800   Motorola, Inc. .............................................      227,836
------------------------------------------------------------------------------------
                                                                             267,510
------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 4.9%
  30,793   Hewlett-Packard Co. ........................................      470,517
   3,500   International Business Machines Corp. ......................      252,000
   7,000   Lexmark International, Inc.*................................      380,800
  31,700   Storage Technology Corp.*...................................      506,249
------------------------------------------------------------------------------------
                                                                           1,609,566
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.4%
  12,400   AT&T Corp. .................................................  $   132,680
   9,800   BellSouth Corp. ............................................      308,700
   9,900   SBC Communications Inc. ....................................      301,950
  15,900   Sprint Corp. ...............................................      168,699
  12,950   Verizon Communications Inc. ................................      519,942
------------------------------------------------------------------------------------
                                                                           1,431,971
------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.9%
  12,700   Entergy Corp. ..............................................      538,988
   7,100   FPL Group, Inc. ............................................      425,929
   9,000   Public Service Enterprise Group Inc. .......................      389,700
  15,000   Reliant Energy, Inc. .......................................      253,500
------------------------------------------------------------------------------------
                                                                           1,608,117
------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.7%
  19,900   ENSCO International Inc. ...................................      542,474
------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 4.8%
   7,480   The Bear Stearns Cos. Inc. .................................      457,776
   4,300   Fannie Mae..................................................      317,125
   8,800   Morgan Stanley..............................................      379,104
  13,900   Principal Financial Group, Inc.*............................      430,900
------------------------------------------------------------------------------------
                                                                           1,584,905
------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.9%
   9,800   CVS Corp. ..................................................      299,880
------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.4%
   9,000   General Mills, Inc. ........................................      396,720
  19,000   Sara Lee Corp. .............................................      392,160
------------------------------------------------------------------------------------
                                                                             788,880
------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.2%
   6,900   Baxter International Inc. ..................................      306,705
  14,600   Boston Scientific Corp.*....................................      428,072
------------------------------------------------------------------------------------
                                                                             734,777
------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 6.1%
   5,700   CIGNA Corp. ................................................      555,294
  34,800   HEALTHSOUTH Corp.*..........................................      445,092
  13,300   McKesson Corp. .............................................      434,910
   6,100   UnitedHealth Group Inc. ....................................      558,455
------------------------------------------------------------------------------------
                                                                           1,993,751
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.7%
   8,775   Koninklijke Philips Electronics N.V., NY Shares ADR.........      242,190
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.6%
   8,300   Kimberly-Clark Corp. .......................................      514,600
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.1%
   5,600   Textron, Inc. ..............................................  $   262,640
  31,191   Tyco International Ltd. ....................................      421,390
------------------------------------------------------------------------------------
                                                                             684,030
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 1.4%
   5,900   Computer Sciences Corp.*....................................      282,020
   5,100   Electronic Data Systems Corp. ..............................      189,465
------------------------------------------------------------------------------------
                                                                             471,485
------------------------------------------------------------------------------------
INSURANCE -- 8.4%
  10,100   Allmerica Financial Corp. ..................................      466,620
  12,900   The Allstate Corp. .........................................      477,042
   9,200   Lincoln National Corp. .....................................      386,400
  10,200   Loews Corp. ................................................      540,498
   3,800   Marsh & McLennan Cos., Inc. ................................      367,080
   9,300   MBIA Inc. ..................................................      525,729
------------------------------------------------------------------------------------
                                                                           2,763,369
------------------------------------------------------------------------------------
MACHINERY -- 1.1%
   7,900   Ingersoll-Rand Co., Class A Shares..........................      360,714
------------------------------------------------------------------------------------
MEDIA -- 2.0%
  19,600   Charter Communications, Inc., Class A Shares*...............       79,968
  18,000   The News Corp. Ltd., Preferred Shares ADR...................      355,500
   5,000   Viacom Inc., Class A Shares*................................      222,300
------------------------------------------------------------------------------------
                                                                             657,768
------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.1%
   9,400   Federated Department Stores, Inc.*..........................      373,180
------------------------------------------------------------------------------------
OIL AND GAS -- 10.3%
  10,000   Ashland Inc. ...............................................      405,000
  10,300   BP PLC ADR..................................................      520,047
   8,251   ChevronTexaco Corp. ........................................      730,214
  13,200   Exxon Mobil Corp. ..........................................      540,144
   6,000   Kerr-McGee Corp. ...........................................      321,300
  13,500   Marathon Oil Corp. .........................................      366,120
   8,500   Phillips Petroleum Co. .....................................      500,480
------------------------------------------------------------------------------------
                                                                           3,383,305
------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.1%
   8,600   International Paper Co. ....................................      374,788
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.9%
   9,900   Abbott Laboratories.........................................      372,735
  10,000   Bristol-Myers Squibb Co. ...................................      257,000
   4,100   Merck & Co. Inc. ...........................................      207,624
  13,100   Pfizer Inc. ................................................      458,500
   8,578   Pharmacia Corp. ............................................      321,246
------------------------------------------------------------------------------------
                                                                           1,617,105
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.5%
   7,500   Union Pacific Corp. ........................................  $   474,600
------------------------------------------------------------------------------------
SOFTWARE -- 0.4%
  38,500   Novell, Inc.*...............................................      123,585
  10,300   Seagate Technology, Inc., Escrow Shares*....................            0
------------------------------------------------------------------------------------
                                                                             123,585
------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.4%
  25,500   Toys "R" Us, Inc.*..........................................      445,485
------------------------------------------------------------------------------------
TOBACCO -- 3.2%
  12,400   Philip Morris Cos. Inc. ....................................      541,632
  14,500   UST Inc. ...................................................      493,000
------------------------------------------------------------------------------------
                                                                           1,034,632
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $33,047,483)....................   31,931,103
------------------------------------------------------------------------------------
  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
$840,000   State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds
             at maturity -- $840,132; (Fully collateralized by U.S.
             Treasury Bonds, 8.125% due 5/15/21; Market
             value -- $857,708) (Cost -- $840,000).....................      840,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $33,887,483**)             $32,771,103
------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
    12,058    Precision Castparts Corp. ..................................    $   397,914
-----------------------------------------------------------------------------------------
AIRLINES -- 0.2%
    10,292    Alaska Air Group, Inc.+.....................................        268,621
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.8%
    26,174    ArvinMeritor, Inc. .........................................        628,176
     9,264    Bandag, Inc. ...............................................        262,356
     7,610    Borgwarner, Inc. ...........................................        439,554
    15,714    Lear Corp.+.................................................        726,772
     4,445    Superior Industries International, Inc. ....................        205,581
-----------------------------------------------------------------------------------------
                                                                                2,262,439
-----------------------------------------------------------------------------------------
BANKS -- 10.8%
    15,869    Associated Banc-Corp. ......................................        598,420
     8,430    Astoria Financial Corp. ....................................        270,182
    21,244    Bank of Hawaii Corp. .......................................        594,832
    13,505    Banknorth Group, Inc. ......................................        351,400
    19,783    City National Corp. ........................................      1,063,336
    16,135    Commerce Bancorp, Inc. .....................................        713,167
    14,972    Compass Bancshares, Inc. ...................................        503,059
     6,989    First Tennessee National Corp. .............................        267,679
    10,527    First Virginia Banks, Inc. .................................        564,458
    13,390    FirstMerit Corp. ...........................................        369,296
     5,514    Golden State Bancorp Inc. ..................................        199,883
    11,151    Greater Bay Bancorp. .......................................        343,005
    20,274    GreenPoint Financial Corp. .................................        995,453
    43,625    Hibernia Corp., Class A Shares..............................        863,339
    17,577    Investors Financial Services Corp. .........................        589,533
    13,390    M&T Bank Corp. .............................................      1,148,326
     9,971    Mercantile Bankshares Corp. ................................        409,110
    33,888    National Commerce Financial Corp. ..........................        891,254
    18,851    New York Community Bancorp, Inc. ...........................        510,862
    19,719    North Fork Bancorporation, Inc. ............................        785,013
    30,646    Sovereign Bancorp, Inc. ....................................        458,158
    16,586    TCF Financial Corp. ........................................        814,373
-----------------------------------------------------------------------------------------
                                                                               13,304,138
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.5%
     7,182    Covance Inc.+...............................................        134,663
    14,272    Edwards Lifesciences Corp.+.................................        331,110
    27,873    Gilead Sciences Inc.+.......................................        916,464
    22,177    IDEC Pharmaceuticals Corp.+.................................        786,175
     8,764    Incyte Genomics, Inc.+......................................         63,714
    41,546    Millennium Pharmaceuticals, Inc.+...........................        504,784

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.5% (CONTINUED)
    16,034    Protein Design Labs, Inc.+..................................    $   174,129
    11,137    Vertex Pharmaceuticals Inc.+................................        181,310
-----------------------------------------------------------------------------------------
                                                                                3,092,349
-----------------------------------------------------------------------------------------
BROADCASTING AND CABLE TV -- 1.0%
     6,549    Entercom Communications Corp.+..............................        300,599
    13,087    Hispanic Broadcasting Corp.+................................        341,571
    17,594    Westwood One Inc.+..........................................        587,991
-----------------------------------------------------------------------------------------
                                                                                1,230,161
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
     5,649    American Standard Cos., Inc.+...............................        424,240
-----------------------------------------------------------------------------------------
BUSINESS SERVICES -- 3.9%
    25,691    Ceridian Corp.+.............................................        487,615
    14,951    Certegy Inc.+...............................................        554,832
    17,506    ChoicePoint Inc.+...........................................        795,998
     7,688    CSG Systems International, Inc.+............................        147,148
    23,517    The Dun & Bradstreet Corp.+.................................        777,237
     8,700    Hanover Compressor Co.+.....................................        117,450
    16,348    Manpower Inc. ..............................................        600,789
     9,945    United Rentals, Inc.+.......................................        216,801
     7,581    Valassis Communications, Inc.+..............................        276,706
    31,409    Viad Corp. .................................................        816,634
-----------------------------------------------------------------------------------------
                                                                                4,791,210
-----------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.5%
    22,642    Mandalay Resort Group+......................................        624,240
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.7%
    17,984    Airgas, Inc.+...............................................        311,123
     7,923    Albemarle Corp. ............................................        243,632
     9,198    Cabot Corp. ................................................        263,523
     3,467    Cabot Microelectronics Corp.+...............................        149,636
    23,032    Crompton Corp. .............................................        293,658
     9,209    Cytec Industries Inc.+......................................        289,531
     4,460    FMC Corp.+..................................................        134,558
    19,408    IMC Global Inc. ............................................        242,600
     7,660    The Lubrizol Corp. .........................................        256,610
    16,583    Lyondell Chemical Co. ......................................        250,403
     4,545    Minerals Technologies Inc. .................................        224,159
    16,359    RPM, Inc. ..................................................        249,475
    18,213    Solutia Inc. ...............................................        127,855
     7,150    The Valspar Corp. ..........................................        322,751
-----------------------------------------------------------------------------------------
                                                                                3,359,514
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.3%
    16,846    Advanced Fibre Communications, Inc.+........................    $   278,633
    18,353    L-3 Communications Holdings, Inc.+..........................        991,062
    18,157    Polycom, Inc.+..............................................        217,702
    18,348    Powerwave Technologies, Inc.+...............................        168,068
-----------------------------------------------------------------------------------------
                                                                                1,655,465
-----------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 0.8%
     9,740    CenturyTel, Inc. ...........................................        287,330
    11,404    Telephone and Data Systems, Inc. ...........................        690,512
-----------------------------------------------------------------------------------------
                                                                                  977,842
-----------------------------------------------------------------------------------------
COMPUTER NETWORKS -- 0.9%
    51,266    3Com Corp.+.................................................        225,570
    16,071    Reynolds & Reynolds Co., Class A Shares.....................        449,184
    25,528    The Titan Corp.+............................................        466,907
-----------------------------------------------------------------------------------------
                                                                                1,141,661
-----------------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.7%
    20,606    Affiliated Computer Services, Inc., Class A Shares+.........        978,373
    26,261    The Bisys Group Inc.+.......................................        874,491
    16,944    DST Systems, Inc.+..........................................        774,510
     6,491    Fiserv, Inc.+...............................................        238,285
    13,827    GTECH Holdings Corp.+.......................................        353,142
    49,054    SunGard Data Systems Inc.+..................................      1,298,950
-----------------------------------------------------------------------------------------
                                                                                4,517,751
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.5%
    25,958    Avocent Corp.+..............................................        413,251
     7,330    National Instruments Corp.+.................................        238,665
    14,653    SanDisk Corp.+..............................................        181,697
    28,199    Storage Technology Corp.+...................................        450,338
    13,511    Tech Data Corp.+............................................        511,391
-----------------------------------------------------------------------------------------
                                                                                1,795,342
-----------------------------------------------------------------------------------------
CONGLOMERATES -- 0.3%
     7,115    Pentair, Inc. ..............................................        342,089
-----------------------------------------------------------------------------------------
CONSTRUCTION -- 2.7%
    31,042    Clayton Homes, Inc. ........................................        490,464
    32,665    D.R. Horton, Inc. ..........................................        850,270
     6,356    Granite Construction Inc. ..................................        160,807
    19,455    Jacobs Engineering Group Inc.+..............................        676,645
    13,632    Lennar Corp. ...............................................        834,278
     8,007    Martin Marietta Materials, Inc. ............................        312,273
-----------------------------------------------------------------------------------------
                                                                                3,324,737
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES -- 1.7%
    13,740    Blyth, Inc. ................................................    $   428,963
    14,615    Church & Dwight Co., Inc. ..................................        457,888
    22,602    The Dial Corp. .............................................        452,492
     6,568    Expedia, Inc., Class A Shares+..............................        389,417
     3,467    Hotels.com, Class A Shares+.................................        146,411
    11,462    Pennzoil-Quaker State Co. ..................................        246,777
-----------------------------------------------------------------------------------------
                                                                                2,121,948
-----------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
    18,417    Packaging Corp. of America+.................................        366,314
    14,877    Sonoco Products Co. ........................................        421,317
-----------------------------------------------------------------------------------------
                                                                                  787,631
-----------------------------------------------------------------------------------------
EDUCATION -- 1.3%
     7,341    Apollo Group, Inc., Class A Shares+.........................        289,382
    13,249    DeVry, Inc.+................................................        302,607
    17,593    Education Management Corp.+.................................        716,563
    15,503    Sylvan Learning Systems, Inc.+..............................        309,130
-----------------------------------------------------------------------------------------
                                                                                1,617,682
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
    20,428    Ametek, Inc. ...............................................        760,943
-----------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 1.6%
    18,195    Arrow Electronics, Inc.+....................................        377,546
    18,493    Avnet, Inc. ................................................        406,661
    17,095    Energizer Holdings, Inc.+...................................        468,745
    12,593    Hubbell Inc., Class B Shares................................        430,051
    11,362    Vishay Intertechnology Inc.+................................        249,964
-----------------------------------------------------------------------------------------
                                                                                1,932,967
-----------------------------------------------------------------------------------------
ENERGY -- 6.0%
    13,591    Arch Coal, Inc. ............................................        308,652
     7,015    BJ Services Co.+............................................        237,668
     6,956    Cooper Cameron Corp.+.......................................        336,810
    19,740    ENSCO International Inc. ...................................        538,112
     9,530    FMC Technologies, Inc.+.....................................        197,843
     7,476    Forest Oil Corp.+...........................................        212,543
    15,584    Grant Prideco, Inc.+........................................        211,942
     6,500    Helmerich & Payne, Inc. ....................................        232,180
     6,679    Murphy Oil Corp. ...........................................        551,018
    10,834    National-Oilwell, Inc.+.....................................        228,056
     8,645    Noble Energy, Inc. .........................................        311,652
    25,893    Ocean Energy Inc. ..........................................        561,101
    11,808    Patterson-UTI Energy, Inc.+.................................        333,340
    15,172    Pioneer National Resources Co.+.............................        395,231
    19,312    Pride International, Inc.+..................................        302,426

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 6.0% (CONTINUED)
     7,416    Smith International, Inc.+..................................    $   505,697
     9,623    Tidewater Inc. .............................................        316,789
    19,703    Valero Energy Corp. ........................................        737,286
    15,548    Varco International, Inc.+..................................        272,712
    15,584    Weatherford International Ltd.+.............................        673,229
-----------------------------------------------------------------------------------------
                                                                                7,464,287
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.8%
    12,893    AmeriCredit Corp.+..........................................        361,649
    34,783    E*TRADE Group, Inc.+........................................        189,915
     8,978    IndyMac Bancorp, Inc.+......................................        203,621
     7,864    Investment Technology Group, Inc.+..........................        257,153
    12,082    Legg Mason, Inc. ...........................................        596,126
     5,119    Neuberger Berman Inc. ......................................        187,355
     9,909    SEI Investments Co. ........................................        279,137
     7,508    Waddell & Reed Financial, Inc. .............................        172,083
-----------------------------------------------------------------------------------------
                                                                                2,247,039
-----------------------------------------------------------------------------------------
FOOD AND BEVERAGES -- 3.6%
    29,756    Constellation Brands, Inc., Class A Shares+.................        952,192
    11,592    Dean Foods Co.+.............................................        432,382
    22,503    Dole Food Co., Inc. ........................................        649,212
    13,528    Hormel Foods Corp. .........................................        323,860
    25,543    McCormick & Co., Inc. ......................................        657,732
    24,343    Sensient Technologies Corp. ................................        554,047
    16,469    Smithfield Foods, Inc.+.....................................        305,500
    35,911    Tyson Foods, Inc., Class A Shares...........................        556,980
-----------------------------------------------------------------------------------------
                                                                                4,431,905
-----------------------------------------------------------------------------------------
FURNITURE AND FIXTURES -- 0.8%
    20,704    Furniture Brands International, Inc.+.......................        626,296
    12,414    HON INDUSTRIES Inc. ........................................        337,909
-----------------------------------------------------------------------------------------
                                                                                  964,205
-----------------------------------------------------------------------------------------
HEALTHCARE FACILITIES -- 4.1%
    18,975    Apria Healthcare Group Inc.+................................        425,040
    12,708    Express Scripts, Inc.+......................................        636,798
     3,456    LifePoint Hospitals, Inc.+..................................        125,487
    14,580    Lincare Holdings, Inc.+.....................................        470,934
    14,994    Omnicare, Inc. .............................................        393,742
     9,989    Patterson Dental Co.+.......................................        502,746
    14,733    Quest Diagnostics Inc.+.....................................      1,267,775
    17,343    Triad Hospitals, Inc.+......................................        734,996
     9,425    Universal Health Services, Inc., Class B Shares.............        461,825
-----------------------------------------------------------------------------------------
                                                                                5,019,343
-----------------------------------------------------------------------------------------
HOTELS AND MOTELS -- 0.3%
    20,043    Extended Stay America, Inc.+................................        325,097
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INSURANCE -- 6.6%
    12,964    American Financial Group, Inc. .............................    $   309,840
     2,034    American National Insurance Co. ............................        195,874
    11,324    Everest Re Group, Ltd. .....................................        633,578
    24,430    Fidelity National Financial, Inc. ..........................        771,988
    14,657    First Health Group Corp.+...................................        410,982
     5,980    HCC Insurance Holdings, Inc. ...............................        157,573
    21,418    Health Net Inc.+............................................        573,360
    20,026    The MONY Group Inc. ........................................        681,084
    27,226    Old Republic International Corp. ...........................        857,619
    15,839    Oxford Health Plans, Inc.+..................................        735,880
    18,779    The PMI Group, Inc. ........................................        717,358
    14,083    Radian Group Inc. ..........................................        687,955
    13,750    StanCorp Financial Group, Inc. .............................        763,125
     6,853    Trigon Healthcare, Inc.+....................................        689,275
-----------------------------------------------------------------------------------------
                                                                                8,185,491
-----------------------------------------------------------------------------------------
LEISURE -- 0.6%
    17,495    Callaway Golf Co. ..........................................        277,121
    10,101    International Speedway Corp., Class A Shares................        405,050
     7,100    Macrovision Corp.+..........................................         93,081
-----------------------------------------------------------------------------------------
                                                                                  775,252
-----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND AGRICULTURAL -- 0.2%
    14,192    AGCO Corp.+.................................................        276,744
-----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 1.6%
    16,703    Apogent Technologies Inc.+..................................        343,581
    16,458    DENTSPLY International Inc. ................................        607,465
     6,240    Henry Schein, Inc.+.........................................        277,680
    16,674    STERIS Corp.+...............................................        318,640
    10,524    Varian Medical Systems, Inc. ...............................        426,748
-----------------------------------------------------------------------------------------
                                                                                1,974,114
-----------------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL GOODS -- 1.2%
    13,706    Flowserve Corp.+............................................        408,439
     5,990    Harsco Corp. ...............................................        224,625
     7,607    SPX Corp. ..................................................        893,822
-----------------------------------------------------------------------------------------
                                                                                1,526,886
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.2%
    14,430    Albany International Corp., Class A Shares..................        388,311
     9,098    Bowater Inc. ...............................................        494,658
    11,211    Glatfelter..................................................        210,767
     4,303    Potlatch Corp. .............................................        146,388
     3,971    Rayonier Inc. ..............................................        195,095
-----------------------------------------------------------------------------------------
                                                                                1,435,219
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.9%
    14,567    AdvancePCS+.................................................    $   348,734
     2,559    AmerisourceBergen Corp. ....................................        194,484
     6,266    Barr Laboratories, Inc.+....................................        398,079
     2,658    Cephalon, Inc.+.............................................        120,142
    20,254    ICN Pharmaceuticals, Inc. ..................................        490,349
    24,306    Mylan Laboratories Inc. ....................................        761,993
-----------------------------------------------------------------------------------------
                                                                                2,313,781
-----------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 2.1%
    21,506    Belo Corp., Class A Shares..................................        486,251
    19,862    Harte-Hanks, Inc. ..........................................        408,164
    10,025    Media General, Inc. ........................................        601,500
     8,190    Reader's Digest Association, Inc., Class A Shares...........        153,399
     3,579    Scholastic Corp.+...........................................        135,644
     1,600    The Washington Post Co., Class B Shares.....................        872,000
-----------------------------------------------------------------------------------------
                                                                                2,656,958
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.6%
     8,017    Hospitality Properties Trust................................        292,621
    18,634    New Plan Excel Realty Trust.................................        388,146
-----------------------------------------------------------------------------------------
                                                                                  680,767
-----------------------------------------------------------------------------------------
RETAIL -- 5.4%
     9,491    American Eagle Outfitters, Inc.+............................        200,640
     9,523    Barnes & Noble, Inc.+.......................................        251,693
     9,364    Bob Evans Farms, Inc. ......................................        294,779
    15,059    Borders Group, Inc.+........................................        277,086
    11,804    CBRL Group, Inc. ...........................................        359,196
    11,693    CDW Computer Centers, Inc.+.................................        547,349
    13,691    Claire's Stores, Inc. ......................................        313,524
    16,854    Dollar Tree Stores, Inc.+...................................        664,216
    10,480    Michaels Stores, Inc.+......................................        408,720
     9,621    The Neiman Marcus Group, Inc., Class A Shares...............        333,848
    11,632    Outback Steakhouse, Inc.+...................................        408,283
     5,937    Payless ShoeSource Inc.+....................................        342,268
    11,463    Ross Stores, Inc. ..........................................        467,117
    24,071    Saks Inc.+..................................................        309,072
     8,403    Whole Foods Market, Inc.+...................................        405,193
    35,339    Williams-Sonoma, Inc.+......................................      1,083,494
-----------------------------------------------------------------------------------------
                                                                                6,666,478
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.0%
     7,507    Beckman Coulter, Inc. ......................................    $   374,599
    16,844    Cytyc Corp.+................................................        128,351
     3,728    Danaher Corp. ..............................................        247,353
     9,489    Hillenbrand Industries, Inc. ...............................        532,807
-----------------------------------------------------------------------------------------
                                                                                1,283,110
-----------------------------------------------------------------------------------------
SECURITY SYSTEMS AND SERVICES -- 0.6%
    29,575    Pittston Brink's Group......................................        709,800
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.3%
    89,261    Atmel Corp.+................................................        558,774
    45,978    Cirrus Logic, Inc.+.........................................        338,858
    21,773    Credence Systems Corp.+.....................................        386,906
    14,526    Cypress Semiconductor Corp.+................................        220,505
    35,241    Integrated Device Technology, Inc.+.........................        639,272
     9,248    International Rectifier Corp.+..............................        269,579
     9,766    KLA-Tencor Corp.+...........................................        429,606
    25,727    Lam Research Corp.+.........................................        462,571
    14,328    LTX Corp.+..................................................        204,604
    31,229    Microchip Technology Inc.+..................................        856,611
    11,566    QLogic Corp.+...............................................        440,665
    11,917    Semtech Corp.+..............................................        318,184
    31,609    TriQuint Semiconductor, Inc.+...............................        202,614
-----------------------------------------------------------------------------------------
                                                                                5,328,749
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.6%
    10,860    Activision, Inc.+...........................................        315,592
     9,816    Advent Software, Inc.+......................................        252,271
    42,999    Cadence Design Systems, Inc.+...............................        693,144
    23,208    Electronic Arts Inc.+.......................................      1,532,888
    24,014    Internet Security Systems, Inc.+............................        315,064
    22,015    Legato Systems, Inc.+.......................................         79,254
    23,249    Mentor Graphics Corp.+......................................        330,601
    22,756    Networks Associates, Inc.+..................................        438,508
    23,715    Sybase, Inc.+...............................................        250,194
    28,298    Symantec Corp.+.............................................        929,589
    10,534    Synopsys, Inc.+.............................................        577,369
-----------------------------------------------------------------------------------------
                                                                                5,714,474
-----------------------------------------------------------------------------------------
STEEL -- 0.2%
    16,864    AK Steel Holding Corp. .....................................        216,028
-----------------------------------------------------------------------------------------
TEXTILE AND APPAREL -- 1.3%
    15,399    Coach Inc.+.................................................        845,405
    11,802    Mohawk Industries, Inc.+....................................        726,177
-----------------------------------------------------------------------------------------
                                                                                1,571,582
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TOBACCO -- 0.7%
    15,058    R.J. Reynolds Tobacco Holdings, Inc. .......................    $   809,368
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.4%
     6,926    Airborne, Inc. .............................................        132,979
    11,619    C.H. Robinson Worldwide, Inc. ..............................        389,585
-----------------------------------------------------------------------------------------
                                                                                  522,564
-----------------------------------------------------------------------------------------
UTILITIES -- 6.4%
    29,587    AGL Resources Inc.++........................................        686,418
    32,577    ALLETE, Inc.++..............................................        882,837
    29,555    Cleco Corp. ................................................        647,254
    26,194    Conectiv....................................................        676,067
    35,226    DQE Inc. ...................................................        493,164
     8,177    Entergy Corp. ..............................................        347,032
    10,465    Equitable Resources, Inc. ..................................        358,949
    18,270    IDACORP, Inc. ..............................................        506,079
    16,055    PNM Resources Inc. .........................................        388,531
    22,256    Puget Energy, Inc. .........................................        459,586
    20,388    Questar Corp. ..............................................        503,584
    12,238    SCANA Corp. ................................................        377,787
    20,945    Vectren Corp. ..............................................        525,720
    35,854    Wisconsin Energy Corp. .....................................        906,031
     3,498    WPS Resources Corp. ........................................        142,823
-----------------------------------------------------------------------------------------
                                                                                7,901,862
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $123,872,236)...................    121,731,987
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
----------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.5%
$  650,000    U.S. Treasury Bills, 0.000% due 9/12/02
                (Cost -- $647,786)........................................       647,786
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
 1,238,000    State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds
              at maturity -- $1,238,194;
               (Fully collateralized by U.S. Treasury Bonds, 6.000% due
              2/15/26; Market value --
               $1,264,947) (Cost -- $1,238,000)...........................     1,238,000
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,885,786)...........     1,885,786
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $125,758,022*)...........  $123,617,773
----------------------------------------------------------------------------------------

+ Non-income producing security.
++ All or a portion of this security is segregated as collateral for open futures contracts.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CC the highest degree of speculation. While such bonds will likely have some quality and protective
                        characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C                  --   Bonds rated "C" are bonds on which no interest is being
                        paid.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                     TRAVELERS         LAZARD             MFS          FEDERATED                     DISCIPLINED
                                      QUALITY       INTERNATIONAL      EMERGING           HIGH         FEDERATED       MID CAP
                                        BOND            STOCK           GROWTH           YIELD           STOCK          STOCK
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............  $186,300,069    $120,266,725     $ 197,756,924    $ 45,270,920    $33,047,483    $123,872,236
  Short-term investments, at
    cost..........................    25,474,000       9,146,000        10,458,000       2,635,000        840,000       1,885,786
  Foreign currency, at cost.......            --         966,068                --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...........  $178,865,642    $113,846,244     $ 176,296,564    $ 37,596,690    $31,931,103    $121,731,987
  Short-term investments, at
    value.........................    25,474,000       9,146,000        10,458,000       2,635,000        840,000       1,885,786
  Foreign currency, at value......            --         978,093                --              --             --              --
  Cash............................           384             633            19,553              --            447             914
  Dividends and interest
    receivable....................     2,923,729         200,062            73,374         894,173         33,786          73,648
  Receivable for Fund shares
    sold..........................            28              --                --          16,150         16,253              --
  Collateral for securities on
    loan (Note 9).................            --      20,554,240                --              --             --              --
  Receivable for securities
    sold..........................            --       1,850,785         1,658,945         163,298             --         378,782
  Receivable from
    broker - variation margin.....            --              --                --              --             --           5,100
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................   207,263,783     146,576,057       188,506,436      41,305,311     32,821,589     124,076,217
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities
    purchased.....................    21,991,159       2,383,668         3,938,369              --             --              --
  Payable for Fund shares
    purchased.....................       391,554         691,184           707,205          98,568         61,267          52,482
  Investment advisory fees
    payable.......................        50,649          80,967           108,755          22,476         17,306          73,247
  Administration fees payable.....         9,042           5,804            21,072           2,077          1,661           6,287
  Payable for securities on loan
    (Note 9)......................            --      20,554,240                --              --             --              --
  Payable for open forward foreign
    currency contracts (Note 7)...            --          11,587             1,172              --             --              --
  Payable to bank.................            --              --                --              24             --              --
  Accrued expenses................        11,769          78,132            76,679          34,782         23,808          28,532
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............    22,454,173      23,805,582         4,853,252         157,927        104,042         160,548
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $184,809,610    $122,770,475     $ 183,653,184    $ 41,147,384    $32,717,547    $123,915,669
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................  $182,673,887    $160,440,440     $ 377,902,540    $ 53,252,976    $32,896,534    $129,465,817
  Undistributed net investment
    income........................     9,416,602       2,064,657                --       5,897,662        645,119         524,583
  Accumulated net investment
    loss..........................            --              --          (441,903)             --             --              --
  Accumulated net realized gain
    (loss) from security
    transactions and futures
    contracts.....................       153,548     (33,324,102)     (172,346,150)    (10,329,024)       292,274      (3,940,850)
  Net unrealized depreciation of
    investments, futures contracts
    and foreign currencies........    (7,434,427)     (6,410,520)      (21,461,303)     (7,674,230)    (1,116,380)     (2,133,881)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $184,809,610    $122,770,475     $ 183,653,184    $ 41,147,384    $32,717,547    $123,915,669
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................    16,337,212      13,235,608        21,921,033       4,835,224      2,315,274       8,359,575
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........        $11.31           $9.28             $8.38           $8.51         $14.13          $14.82
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                         TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED       MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................  $ 4,081,211     $   123,625     $    101,798    $ 1,972,526    $     4,930    $    51,462
  Dividends...........................           --       1,891,526          463,517         37,524        372,370        577,018
  Less: Foreign withholding tax.......           --        (229,775)          (5,530)            --         (1,860)            --
        Interest expense..............           --              --             (639)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............    4,081,211       1,785,376          559,146      2,010,050        375,440        628,480
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)...      265,806         499,938          845,700        132,557        129,018        424,595
  Administration fees (Note 2)........       49,330          36,359           67,656         12,236         12,386         36,394
  Audit and legal.....................       10,911          10,924            8,776         10,911         10,911         11,381
  Shareholder communications..........        8,431          10,444           18,573          3,471          3,173          9,915
  Shareholder and system servicing
    fees..............................        7,687           8,481            8,137          7,687          7,687          8,708
  Custody.............................        2,777          57,202           45,183          3,342          1,785          5,448
  Trustees' fees......................        1,984           2,568            3,230          1,984          1,984          2,821
  Pricing service fees................        1,191           2,967              500          9,521             --             --
  Registration fees...................           --              68            2,510             --             --             --
  Other...............................          496             460              670            990            495            356
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................      348,613         629,411        1,000,935        182,699        167,439        499,618
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)........    3,732,598       1,155,965         (441,789)     1,827,351        208,001        128,862
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES
(NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)..........      (39,204)     (7,208,780)     (36,800,744)    (2,878,641)     1,085,128     (1,691,086)
    Futures contracts.................           --              --               --             --             --       (691,163)
    Foreign currency transactions.....           --         (87,476)            (114)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............      (39,204)     (7,296,256)     (36,800,858)    (2,878,641)     1,085,128     (2,382,249)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized
  Appreciation (Depreciation) From:
    Security transactions.............   (4,812,849)      7,622,902      (22,730,369)       789,444     (4,254,847)    (3,537,748)
    Foreign currency transactions.....           --          47,059             (943)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED
    APPRECIATION (DEPRECIATION).......   (4,812,849)      7,669,961      (22,731,312)       789,444     (4,254,847)    (3,537,748)
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN
  CURRENCIES..........................   (4,852,053)        373,705      (59,532,170)    (2,089,197)    (3,169,719)    (5,919,997)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..........................  $(1,119,455)    $ 1,529,670     $(59,973,959)   $  (261,846)   $(2,961,718)   $(5,791,135)
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2002

                                      TRAVELERS         LAZARD            MFS          FEDERATED                     DISCIPLINED
                                       QUALITY       INTERNATIONAL      EMERGING         HIGH         FEDERATED        MID CAP
                                         BOND            STOCK           GROWTH          YIELD          STOCK           STOCK
                                      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).....  $  3,732,598    $   1,155,965    $   (441,789)   $ 1,827,351    $    208,001    $    128,862
  Net realized gain (loss).........       (39,204)      (7,296,256)    (36,800,858)    (2,878,641)      1,085,128      (2,382,249)
  Change in net unrealized
    appreciation (depreciation)....    (4,812,849)       7,669,961     (22,731,312)       789,444      (4,254,847)     (3,537,748)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS................    (1,119,455)       1,529,670     (59,973,959)      (261,846)     (2,961,718)     (5,791,135)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of
    shares.........................    58,078,514      390,695,403       5,782,544      5,706,180       3,645,646      23,119,716
  Cost of shares reacquired........   (24,064,713)    (389,695,859)    (19,769,261)    (3,818,602)    (12,210,420)     (6,761,007)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS...    34,013,801          999,544     (13,986,717)     1,887,578      (8,564,774)     16,358,709
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS...........................    32,894,346        2,529,214     (73,960,676)     1,625,732     (11,526,492)     10,567,574
NET ASSETS:
  Beginning of period..............   151,915,264      120,241,261     257,613,860     39,521,652      44,244,039     113,348,095
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................  $184,809,610    $ 122,770,475    $183,653,184    $41,147,384    $ 32,717,547    $123,915,669
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:............    $9,416,602       $2,064,657              --     $5,897,662        $645,119        $524,583
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net
  investment loss of:..............            --               --       $(441,903)            --              --              --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2001

                                      TRAVELERS         LAZARD             MFS          FEDERATED                    DISCIPLINED
                                       QUALITY       INTERNATIONAL      EMERGING          HIGH         FEDERATED       MID CAP
                                         BOND            STOCK           GROWTH           YIELD          STOCK          STOCK
                                      PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).....  $  5,507,717    $   1,332,075    $    (339,730)   $ 4,150,445    $   437,268    $    396,704
  Net realized gain (loss).........     2,965,007      (25,696,804)    (111,222,837)    (6,060,660)      (788,781)     (1,389,571)
  Change in net unrealized
    appreciation (depreciation)....    (3,013,524)     (12,151,740)     (41,738,989)     2,632,176      1,023,561      (3,543,355)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS................     5,459,200      (36,516,469)    (153,301,556)       721,961        672,048      (4,536,222)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............    (4,150,121)        (213,020)              --     (4,736,749)      (549,351)       (316,453)
  Net realized gains...............            --       (5,128,777)     (61,687,677)            --     (1,820,227)     (7,779,046)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
    SHAREHOLDERS...................    (4,150,121)      (5,341,797)     (61,687,677)    (4,736,749)    (2,369,578)     (8,095,499)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of
    shares.........................    94,838,079      767,343,055       33,038,813      7,278,754      8,537,371      41,361,726
  Net asset value of shares issued
    for reinvestment of
    dividends......................     4,150,121        5,341,797       61,687,677      4,736,749      2,369,578       8,095,499
  Cost of shares reacquired........   (21,748,092)    (751,416,626)     (42,604,763)    (7,215,508)    (9,778,252)    (18,693,793)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS.............    77,240,108       21,268,226       52,121,727      4,799,995      1,128,697      30,763,432
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS...........................    78,549,187      (20,590,040)    (162,867,506)       785,207       (568,833)     18,131,711
NET ASSETS:
  Beginning of year................    73,366,077      140,831,301      420,481,366     38,736,445     44,812,872      95,216,384
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................  $151,915,264    $ 120,241,261    $ 257,613,860    $39,521,652    $44,244,039    $113,348,095
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:............    $5,684,004         $966,168               --     $4,070,311       $437,118       $395, 721
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and capital gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of MFS Emerging Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss and a portion of accumulated net realized loss amounting to $407,345 and $1,381, respectively were reclassified to paid-in capital for the MFS Emerging Growth Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Travelers Quality Bond and Federated High Yield Portfolios ("Portfolios") to amortize premium and all discounts on all fixed-income securities. The Portfolios adopted this requirement January 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, the Travelers Quality
 52

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Bond and Federated High Yield Portfolios had interest income decreased by $353,271 and $22,328, net realized loss decreased by $60,799 and $31,096 and the change in net unrealized depreciation of investments increased (decreased) by $(292,472) and $8,768, respectively. In addition, the Travelers Quality Bond and Federated High Yield Portfolios recorded adjustments to decrease the cost of securities and decrease to accumulated undistributed net investment income by $49,502 and $79,764, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of their average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives accounts fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, Salomon Smith Barney Inc., another subsidiary of Citigroup, did not receive any brokerage commissions from the Portfolios.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $160,315,353   $107,568,212
Lazard International Stock..................................    38,429,073     41,836,134
MFS Emerging Growth.........................................   120,297,840    129,318,558
Federated High Yield........................................    15,761,754     12,196,531
Federated Stock.............................................     2,642,929     10,948,793
Disciplined Mid Cap Stock...................................    62,683,731     46,239,425
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $ 1,383,181    $(8,817,608)    $ (7,434,427)
Lazard International Stock..................................    5,992,155    (12,412,636)      (6,420,481)
MFS Emerging Growth.........................................    8,313,076    (29,773,436)     (21,460,360)
Federated High Yield........................................    1,239,904     (8,914,134)      (7,674,230)
Federated Stock.............................................    4,670,959     (5,787,339)      (1,116,380)
Disciplined Mid Cap Stock...................................   12,941,255    (15,081,504)      (2,140,249)
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, DMCS had the following open futures contracts.

                                                EXPIRATION     # OF       BASIS      MARKET    UNREALIZED
                                                MONTH/YEAR   CONTRACTS    VALUE      VALUE        GAIN
---------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P MidCap 400 Index..........................     9/02          4       $974,232   $980,600     $6,368
---------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     LIS, MEG, FHY and DMCS may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2002, the Portfolios did not enter into any written covered call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MEG may enter into forward foreign currency contracts. The Portfolio may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At June 30, 2002, LIS and MEG had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                                LOCAL       MARKET     SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY      VALUE         DATE         LOSS
--------------------------------------------------------------------------------------------------------------
TO BUY:
Euro........................................................   163,847    $  161,512     7/1/02      $   (664)
Euro........................................................    64,200        63,285     7/1/02          (260)
Euro........................................................   170,394       167,966     7/2/02        (2,172)
Euro........................................................   139,789       137,797     7/2/02        (1,782)
Euro........................................................    26,097        25,725     7/2/02          (333)
Euro........................................................   354,040       348,995     7/2/02        (4,514)
--------------------------------------------------------------------------------------------------------------
                                                                                                       (9,725)
--------------------------------------------------------------------------------------------------------------
TO SELL:
Hong Kong Dollar............................................   915,175       117,334     7/2/02            (4)
Swiss Franc.................................................  1,655,850    1,110,191     7/2/02        (1,858)
--------------------------------------------------------------------------------------------------------------
                                                                                                       (1,862)
--------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts................................                                         $(11,587)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

MFS EMERGING GROWTH PORTFOLIO

                                                               LOCAL     MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY    VALUE       DATE         LOSS
----------------------------------------------------------------------------------------------------------
TO BUY:
Euro........................................................   44,391    $43,758     7/2/02      $(1,172)
----------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 2002, LIS had loaned common stocks having a value of $19,541,751 and received cash collateral amounting to $18,678,595 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, LIS received securities collateral amounting to $1,875,645.

   Interest income earned by LIS from securities loaned for the six months ended June 30, 2002 was $44,400.

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 2001, LIS, MEG, FHY and FSP had, for Federal income tax purposes, approximately $16,611,000, $125,630,000, $5,751,000 and $128,000,
respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                         PORTFOLIO                              2007       2008         2009
------------------------------------------------------------------------------------------------
LIS.........................................................        --         --   $ 16,611,000
MEG.........................................................        --         --    125,630,000
FHY.........................................................  $182,000   $803,000      4,766,000
FSP.........................................................        --         --        128,000
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2002      DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................        5,116,567            8,198,262
Shares issued on reinvestment...............................               --              359,941
Shares reacquired...........................................       (2,114,421)          (1,890,865)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        3,002,146            6,667,338
-----------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................       42,385,283           70,194,052
Shares issued on reinvestment...............................               --              511,176
Shares reacquired...........................................      (42,077,988)         (68,488,174)
-----------------------------------------------------------------------------------------------------
Net Increase................................................          307,295            2,217,054
-----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................          562,130            2,194,959
Shares issued on reinvestment...............................               --            5,659,420
Shares reacquired...........................................       (2,050,371)          (3,053,389)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (1,488,241)           4,800,990
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................          648,279              778,521
Shares issued on reinvestment...............................               --              545,081
Shares reacquired...........................................         (435,069)            (780,111)
-----------------------------------------------------------------------------------------------------
Net Increase................................................          213,210              543,491
-----------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................          240,965              552,508
Shares issued on reinvestment...............................               --              153,869
Shares reacquired...........................................         (797,940)            (637,539)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (556,975)              68,838
-----------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................        1,442,896            2,550,543
Shares issued on reinvestment...............................               --              533,300
Shares reacquired...........................................         (438,242)          (1,244,554)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        1,004,654            1,839,289
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      TRAVELERS QUALITY BOND PORTFOLIO        2002(1)(2)      2001(2)     2000(2)     1999(2)      1998      1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $11.39         $11.00      $10.82      $10.76     $10.36    $10.10
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)...............      0.26           0.59        0.73        0.64       0.37      0.43
  Net realized and unrealized gain
     (loss)(4)..............................     (0.34)          0.20        0.00*      (0.51)      0.51      0.29
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     (0.08)          0.79        0.73        0.13       0.88      0.72
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................        --          (0.40)      (0.55)      (0.00)*    (0.37)    (0.43)
  Net realized gains........................        --             --          --       (0.07)     (0.11)    (0.03)
------------------------------------------------------------------------------------------------------------------
Total Distributions.........................        --          (0.40)      (0.55)      (0.07)     (0.48)    (0.46)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............    $11.31         $11.39      $11.00      $10.82     $10.76    $10.36
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................     (0.70)%++       7.13%       6.97%       1.09%      8.49%     7.14%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)........      $185           $152         $73         $59        $36        $9
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)............................      0.42%+         0.45%       0.49%       0.54%      0.63%     0.75%
  Net investment income(4)..................      4.53+          5.14        6.81        5.86       5.51      5.80
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................        77%           225%        157%        357%       364%      295%
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.13%, respectively.

(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.28, $0.36 and 4.96% for the net investment income, net realized and unrealized loss and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    LAZARD INTERNATIONAL STOCK PORTFOLIO      2002(1)(2)      2001(2)     2000(2)     1999(2)     1998(2)      1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........     $9.30         $13.15      $15.65      $12.88      $11.57     $10.78
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................      0.09           0.11        0.13        0.17        0.10       0.05
  Net realized and unrealized gain (loss)...     (0.11)         (3.50)      (1.88)       2.63        1.37       0.87
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     (0.02)         (3.39)      (1.75)       2.80        1.47       0.92
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................        --          (0.02)      (0.32)      (0.03)      (0.04)     (0.09)
  Net realized gains........................        --          (0.44)      (0.43)      (0.00)*     (0.12)     (0.04)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.........................        --          (0.46)      (0.75)      (0.03)      (0.16)     (0.13)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............     $9.28         $ 9.30      $13.15      $15.65      $12.88     $11.57
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................     (0.22)%++     (26.19)%    (11.50)%     21.78%      12.59%      8.50%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)........      $123           $120        $141        $119         $53        $14
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................      1.04%+         1.01%       1.02%       1.06%       1.25%      1.25%
  Net investment income.....................      1.91+          1.01        0.92        1.25        0.78       0.66
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................        34%            81%         39%         35%         44%        22%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.03 and 1.76%, respectively.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      MFS EMERGING GROWTH PORTFOLIO         2002(1)(2)      2001(2)     2000(2)     1999(2)     1998(2)      1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $11.00         $22.60      $29.82      $16.87      $12.56     $10.55
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)..................     (0.02)         (0.02)      (0.05)      (0.06)      (0.07)     (0.03)
  Net realized and unrealized gain
     (loss)...............................     (2.60)         (8.20)      (5.70)      13.01        4.38       2.26
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     (2.62)         (8.22)      (5.75)      12.95        4.31       2.23
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains......................        --          (3.38)      (1.47)         --          --      (0.21)
  Capital.................................        --             --          --          --          --      (0.01)
------------------------------------------------------------------------------------------------------------------
Total Distributions.......................        --          (3.38)      (1.47)         --          --      (0.22)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $ 8.38         $11.00      $22.60      $29.82      $16.87     $12.56
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................    (23.82)%++     (36.18)%    (20.13)%     76.76%      34.32%     21.15%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)......      $184           $258        $420        $413        $170        $70
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense........................      0.00%*         0.00%*      0.04%         --          --         --
  Operating expenses(3)(4)................      0.89+          0.89        0.86        0.87%       0.89%      0.95%
  Total expenses..........................      0.89+          0.89        0.90        0.87        0.89       0.95
  Net investment loss.....................     (0.39)+        (0.12)      (0.18)      (0.29)      (0.47)     (0.40)
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................        56%           266%        203%        168%         77%        94%
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios (including interest expense) would have been $0.01 and 1.05%, respectively.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

 *  Percentage represents less than 0.01%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

   FEDERATED HIGH YIELD PORTFOLIO      2002(1)(2)     2001(2)      2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $8.55        $9.50      $11.44     $11.11     $11.34     $10.42
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)........       0.39         0.97        1.25       1.01       0.71       0.60
  Net realized and unrealized gain
     (loss)(4).......................      (0.43)       (0.77)      (2.11)     (0.67)     (0.18)      1.01
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................      (0.04)        0.20       (0.86)      0.34       0.53       1.61
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............         --        (1.15)      (1.08)     (0.00)*    (0.71)     (0.60)
  Net realized gains.................         --           --          --      (0.01)     (0.05)     (0.09)
----------------------------------------------------------------------------------------------------------
Total Distributions..................         --        (1.15)      (1.08)     (0.01)     (0.76)     (0.69)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......      $8.51        $8.55      $ 9.50     $11.44     $11.11     $11.34
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................      (0.47)%++     1.94%      (8.15)%     3.10%      4.71%     15.45%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....    $41,147      $39,522     $38,736    $49,816    $40,989    $14,049
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5).....................       0.90%+       0.89%       0.88%      0.84%      0.90%      0.95%
  Net investment income(4)...........       8.96+       10.45       10.61       9.15       8.60       8.82
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............         32%          44%         19%        23%        31%        43%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.01 and 1.14%, respectively.

(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002 the annualized ratio of net investment income to average net assets would have been 9.07%. Per share, ratios and supplemental data for the period prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      FEDERATED STOCK PORTFOLIO        2002(1)(2)     2001(2)       2000        1999       1998       1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $15.40       $15.99       $16.34      $15.66     $13.83    $11.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)...........       0.08         0.16         0.21        0.16       0.13      0.10
  Net realized and unrealized gain
     (loss)..........................      (1.35)        0.11         0.33        0.68       2.33      3.60
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................      (1.27)        0.27         0.54        0.84       2.46      3.70
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............         --        (0.20)       (0.18)         --      (0.13)    (0.10)
  Net realized gains.................         --        (0.66)       (0.71)      (0.16)     (0.50)    (0.87)
-----------------------------------------------------------------------------------------------------------
Total Distributions..................         --        (0.86)       (0.89)      (0.16)     (0.63)    (0.97)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......     $14.13       $15.40       $15.99      $16.34     $15.66    $13.83
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................      (8.25)%++     1.67%        3.77%       5.34%     17.84%    33.41%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....    $32,718      $44,244      $44,813     $49,612    $35,420    $12,100
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).....................       0.81%+       0.81%        0.82%       0.82%      0.91%     0.95%
  Net investment income..............       1.01+        0.99         1.23        1.14       1.14      1.11
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............          7%          14%          24%         23%        31%       74%
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been $0.02 and 1.16%, respectively.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

DISCIPLINED MID CAP STOCK PORTFOLIO   2002(1)     2001(2)     2000(2)     1999(2)      1998       1997(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $15.41      $17.26     $15.61      $14.34      $12.47      $10.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........      0.01        0.06       0.08        0.02        0.04        0.06
  Net realized and unrealized gain
     (loss).........................     (0.60)      (0.78)      2.46        1.84        2.05        3.37
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (0.59)      (0.72)      2.54        1.86        2.09        3.43
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............        --       (0.04)     (0.03)      (0.02)         --       (0.06)
  Net realized gains................        --       (1.09)     (0.86)      (0.57)      (0.22)      (0.90)
----------------------------------------------------------------------------------------------------------
Total Distributions.................        --       (1.13)     (0.89)      (0.59)      (0.22)      (0.96)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......    $14.82      $15.41     $17.26      $15.61      $14.34      $12.47
----------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (3.83)%++    (4.02)%   16.61%      13.47%      16.91%      34.38%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...  $123,916    $113,348    $95,216     $45,068     $19,460      $6,169
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................      0.83%+      0.83%      0.88%       0.95%       0.95%       0.95%+
  Net investment income.............      0.21+       0.37       0.49        0.28        0.48        0.85+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        39%         40%        67%         71%        109%         74%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(4) Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                          PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                        IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                        ------------------------         ------------------------------
    1999                         $0.01                                0.99%
    1998                          0.02                                1.22
    1997                          0.08                                1.82+

(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                     (This page intentionally left blank.)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                             [UMBRELLA GRAHPHIC]

                 THE TRAVELERS SERIES TRUST:

                   CONVERTIBLE SECURITIES PORTFOLIO
                   MFS MID CAP GROWTH PORTFOLIO
                   MFS RESEARCH PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for The Travelers Series
Trust -- Convertible Securities (formerly known as Convertible Bond Portfolio), MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report to be useful and informative.

               The Performance of The Travelers Series Trust for the Six Months Ended June 30, 2002(2)

Convertible Securities Portfolio............................   (4.24)%
MFS Mid Cap Growth Portfolio................................  (41.18)%
MFS Research Portfolio......................................  (14.94)%

MARKET AND ECONOMIC REVIEW

It appears that tax and interest rate reductions during 2001, coupled with the effects of significant cuts in corporate inventories, contributed to economic growth, resulting in a robust rate of growth for the first quarter of 2002. For example, recent data from the Commerce Department indicates that Gross Domestic Product ("GDP")(3) grew at a rate of 5.0% for the first quarter of 2002 (revised figure).

Encouraged by evidence supporting the view that the U.S. economy was in a recovery mode, the U.S. Federal Reserve Board maintained its target for the key short-term federal funds rate ("fed funds rate")(4) at 1.75% throughout the reporting period -- a 40-year low. Just as investors embraced the idea of an economic turnaround, a new bout of investor skepticism surfaced, however, triggered by reports of questionable corporate accounting practices, Middle East tensions and other market-related concerns that led to market volatility.

Looking ahead, our view is that the U.S. economy and corporate business activity will gradually recover, although at a more modest rate than that registered during the first quarter of this year. Forthcoming releases of corporate earnings will likely provide us with a better reading on the U.S. economy and prospects for the securities markets over coming periods. Based upon our current observations, however, we believe that investing in a diversified portfolio of prudently selected securities should continue to offer investors long-term investment potential.

CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, Convertible Securities Portfolio ("Portfolio") generated a total return of negative 4.24% for the period. In comparison, the benchmark Merrill Lynch Investment Grade Convertible Bond Index ("Merrill Investment Grade Index")(5) generated a total return of negative 6.33%(6) for the reporting period. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

---------------
1 The Portfolios are underlying investment options of various variable annuity and life products.
2 The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of each Portfolio. The investment return and principal value on an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.
3 Source for data: Commerce Department. Note that this figure is the most recent, revised figure as of this writing. GDP is the market value of the goods and services produced by labor and property in a given country.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 The Merrill Investment Grade Index comprises approximately 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.
6 Source: Frank Russell Co. (Bloomberg Ticker: VXA1).

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investors with current income and capital appreciation by investing primarily in convertible securities and also in combinations of non-convertible bonds and warrants(7) (or call options) that together resemble convertible securities.(8) The Portfolio normally invests at least 80%(9) of its assets in convertible securities, which are corporate securities (usually preferred stocks or bonds) that are exchangeable for a set number of another form of security, usually common stock, at a pre-set price. The Portfolio invests in companies of any size or industry. Some of these securities may have a lower rating or may be unrated.

MARKET AND PORTFOLIO REVIEW

A malaise of investor concerns ranging from fraudulent corporate accounting activities amid other concerns compounded an already weak backdrop for equity markets during the period. The good news is that we believe the U.S. economy will continue to grow with relatively low inflation through the second quarter and the remainder of the year, albeit at a more tempered pace than the first quarter of this year.

The Merrill Investment Grade Index returned negative 1.46% and negative 4.94% for the first and second quarters, respectively.(10) As market-related concerns continued to surface throughout the period, major stock indices regressed, with the S&P 500 Index(11) falling 13.39% for the second calendar quarter, the Dow Jones Industrial Average ("DJIA")(12) retreating 10.74% and the NASDAQ Composite Index ("NASDAQ"),(13) which includes numerous technology-related components, dropping 20.71% for the second calendar quarter. These performance figures illustrate to us that in today's turbulent market environment, convertible securities generally have continued to exhibit less volatility than many common stocks.

Convertible securities classified as "yield alternatives," which are convertibles that trade more like bonds, experienced less of a negative impact during the period relative to "equity-sensitive" convertible securities, which are convertibles that trade more like stocks. Convertible securities considered "total return alternatives," which are classic-style convertibles, generally fell between both classes in terms of general performance. During the period, the convertible security market was driven by the transportation sector, followed by consumer staples and basic materials sectors. Convertible securities within economically sensitive industries continued to be perform very well relative to convertibles in other sectors as investors, in our view, seemed to recognize the improving economic picture. Convertibles in the financials sector also performed well for the reporting period, while technology issues came under pressure for the second quarter of the period. Newell Rubbermaid Inc. contributed significantly to the Portfolio's performance during the second quarter, while Mirant Inc. significantly detracted from performance relative to other securities in the Portfolio.

In terms of our investment approach, we seek to manage the Portfolio to have the characteristics of a traditional convertible security, where the convertible price sensitivity may average 50% to 70% of the underlying stock's movement while staying reasonably close to the bond's value, in an effort to help protect against large declines in the stock price. In many cases, we may begin by selling issues when they are 50% above their initial offering price (provided they reach that level).

---------------
 7 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year to perpetuity. Call options are rights to buy 100 shares, of a particular stock index at a predetermined price before a preset deadline, in exchange for a premium.
 8 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
 9 Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of security suggested by its name.
10 Source: Frank Russell Co.
11 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
12 DJIA is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.
13 The NASDAQ is a market value weighted index, which measures all securities listed on the Nasdaq stock market. Please note that an investor cannot invest directly in an index.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio's performance during the six months was driven by our affinity toward investment-grade companies.(14) We believe that securities in this credit category currently offer a more favorable risk/reward profile -- a strategy that we feel may be particularly practical in down markets. Credit spreads(15) widened by 44 basis points(16) for securities with credit ratings in the "B" credit range and tightened by 56 basis points for those in the (single-) "A" credit range in the second half of the period. From our perspective, this scenario may be a reflection of the recent "flight-to-quality" (when investors reallocate assets to issues with higher credit ratings); we perceive these results to be a sign that investors still are not convinced that the recent risk premium is sufficient to warrant investment in lower-quality credits, given the recent uncertainty in the financial markets. This view may also be reflected in the more significant drops in prices of speculative-grade convertible securities according to our research.

MARKET OUTLOOK

As the reporting period advanced, the market conversion premiums (which is a measure of how closely a convertible trades to its parity) approached near-record highs in the second quarter, which we attribute primarily to the dismal stock market returns during the period. Our findings state that the discount-to- theoretical value (a measure of how "cheap" the convertible market is) slid to a multi-year low. Going forward, we believe that convertible securities continue to offer potential long-term values to investors and relatively less volatility than underlying common equities. We will continue to maintain a close focus on credit quality.

MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, MFS Mid Cap Growth Portfolio ("Portfolio") generated a total return of negative 41.18%. In comparison, the Russell 2000 Index(17) returned negative 4.70% and the Russell Midcap Growth Index(18) returned negative 19.70% for the period. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital primarily through investing in equity securities of companies with medium market capitalizations.(19) The Portfolio normally invests 80%(20) of its assets in medium-sized common stock and related securities, such as preferred stock and convertible securities, and depository receipts of companies with above-average growth potential. Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap Growth Index at the time of investment.

MARKET AND PORTFOLIO REVIEW

Weak fundamentals (i.e., business factors such as earnings and cash-flow growth) at a majority of companies contributed toward the stock market's volatility and retreat throughout the reporting period. In addition, investor confidence sharply eroded in reaction to accounting scandals at firms that formerly had been viewed by many as "poster children" for the boom during the 1990s.

---------------
14 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
15 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security. In this case, the benchmark security to which we refer is a U.S. Treasury.
16 A basis point is 0.01% or one one-hundredth of a percent.
17 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
18 Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
19 Investments in medium-capitalization companies are subject to higher volatility than larger-capitalization companies.
20 Pursuant to a recently adopted SEC rule, an investment company with a name suggesting that the company focuses on a particular type of investment must invest at least 80% of its net assets in the type of security suggested by its name.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In our view, the strong 5.0% rate of growth in domestic GDP in the first quarter of 2002 was largely driven by consumer spending and, from our perspective, investors are skeptical that the pace of consumer spending can hold up. Initial estimates for the second quarter registered 1.1% on an annualized basis, according to data released by the Commerce Department. We have not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits, and our findings suggest that corporations appear reluctant to commit to significant spending until they see more conclusive evidence that their businesses are improving.

As of the end of the reporting period, our view was that the stock market environment would likely remain uncertain and challenging for some time. The main reason for the Portfolio's weak performance for the period was attributable to its concentration of holdings. The Portfolio held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks that the portfolio-management team confidently felt had long-term potential worked well in many cases. During the past six months, however, that strategy negatively impacted the Portfolio.

In view of the challenges facing the markets and investors' lack of confidence in the markets, corporate problems that may otherwise once have been considered insignificant or short term led to sharply falling stock prices during the period. One example of an equity in the portfolio that was negatively impacted included Cytyc Corp. Based upon our findings, the stock's decline was attributable in part to inventory concerns. (The company makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as a medical standard of care.) Some of the Portfolio's other large positions, however, were negatively impacted by fundamental business problems that we do not believe will reverse course in the near future. These stocks include VeriSign Corp. (business of domain registrations) and Genzyme Corp. (biotechnology firm). By the end of the period, the Portfolio had significantly reduced its holdings in both Genzyme and VeriSign.

Our investment approach is to seek mid-cap companies trading at a reasonable price that we believe have strong market shares in their industries and potential for growth. However, by the end of the period, we had made a strong shift in portfolio construction that we expect to further refine over the coming quarter and thereafter; the approach entails a transition to a more diversified and less-concentrated strategy of investing in more companies, and taking smaller positions in stocks of individual companies. According to our research, we believe that we have uncovered opportunities in a number of areas outside of the industries in which the Portfolio has historically invested with any significance.

MARKET OUTLOOK

By the end of the period, the Portfolio had begun investing in stocks within some of these new sectors, including the stocks of banks and non-bank financial services companies. We increased the Portfolio's holdings in the leisure sector, particularly in restaurants, and in the retail sector. We will likely trim the Portfolio's position in the energy sector in the future because we do not view it as a growth-oriented industry. Healthcare, on the other hand, is another sector that we believe offers growth opportunity in diverse areas, including product companies, service companies and medical-device companies. Going forward, we believe that this increased variety of smaller positions may help us navigate through a market that may continue to be volatile and uncertain for some time while pursuing long-term potential opportunities.

MFS RESEARCH PORTFOLIO

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, MFS Research Portfolio ("Portfolio") generated a total return of negative 14.94%, including the reinvestment of any dividends and capital gains distributions. By comparison, the S&P 500 Index returned negative 13.15% for the same period. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital and future income by investing at least 80% of its total assets in common stock and related securities of companies of any size.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

MARKET AND PORTFOLIO REVIEW

Investment research is the cornerstone to the Portfolio's investment approach. Our focus on research has become increasingly important and more challenging during this difficult market environment. Following the collapse of Enron Corp. and the subsequent investigations by the Securities and Exchange Commission ("SEC") into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While we feel that all the skepticism is not warranted, the psychological impact on the stock market has been and remains huge, which we believe has caused investors to be more risk-averse.

Our research efforts continue to focus on seeking out companies that have superior management and favorable prospects for long-term growth and a growing market share.

As of the period's close, the Portfolio remained overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas may continue to contribute toward the Portfolio's performance throughout the remainder of the year. Bank of America, which continued to report strong earnings, contributed to performance during the period. The Portfolio's retailing stocks have also produced favorable results on a relative basis.

We have shifted the Portfolio toward investment in stocks of companies that we believe will exhibit more stable revenues and lower valuations.(21) We have recently focused on stocks in the consumer products and retailing sectors, which have been one of the few areas with consistent earnings growth. Stocks that we have focused on include Gillette, Walmart and Target.

Some pharmaceutical and technology holdings negatively impacted performance over recent months, namely Genzyme Corp. and Amdocs Corp. Although we maintain a positive view on Genzyme over the long term, we remain underweighted in pharmaceuticals due to what we perceive as a lack of blockbuster drugs in development and the seemingly growing number of popular drugs whose patents are expiring, according to our findings. Opportunities in the technology sector have been sparser, in our view, and the Portfolio was underweighted in this area (although several technology stocks in the Portfolio performed poorly, such as Amdocs Corp., a manufacturer of telecom customer service billing software).

It continues to be difficult to navigate through today's market. We expect the flight-to-quality and safety to continue. Investors appear unwilling to assume too many risks. Therefore, we remain mostly interested in "safe-haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations, which have plagued the market. Given this environment, we are positioning the Portfolio toward equities in what we consider more stable companies, which include stocks in the consumer staples and financial services sectors.

We appreciate your investment in The Travelers Series Trust -- Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios and look forward to serving your investment needs in the future.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 31, 2002

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 8 through 22 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is of June 30, 2002 and is subject to change.

---------------
21 Valuation is a stock's price compared to earnings and the market value of the assets on the balance sheet.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE SECURITIES PORTFOLIO AS OF 6/30/02 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/02+            (4.24)%
    Year Ended 6/30/02                   (6.50)
    5/1/98* through 6/30/02               6.12

              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/02              28.09%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2002. The Merrill Lynch Investment Grade
Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

                 [CONVERTIBLE SECURITIES PORTFOLIO LINE GRAPH]

                                                           MERRILL LYNCH INVESTMENT GRADE
                       CONVERTIBLE SECURITIES PORTFOLIO        CONVERTIBLE BOND INDEX
                       --------------------------------    ------------------------------
5/1/98                           $ 10,000                           $ 10,000
12/98                              10,098                             10,387
12/99                              11,987                             11,594
12/00                              13,486                             13,392
12/01                              13,376                             13,375
6/30/02                            12,809                             13,045

================================================================================

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 6/30/02
 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Six Months Ended 6/30/02+           (41.18)%
    Year Ended 6/30/02                  (52.85)
    3/23/98* through 6/30/02             (4.81)

              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/02           (18.99)%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2002. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                   [MFS MID CAP GROWTH PORTFOLIO LINE GRAPH]

                           MFS MID CAP GROWTH         RUSSELL MIDCAP GROWTH
                                PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                           ------------------         ---------------------        ------------------
3/23/98                      $ 10,000.00                 $ 10,000.00                 $ 10,000.00
12/98                          10,050.00                    9,935.00                    8,981.00
12/99                          16,499.00                   11,747.00                   10,891.00
12/00                          18,031.00                   12,716.00                   10,562.00
12/01                          13,772.00                   10,154.00                   10,824.00
6/30/02                         8,101.00                    8,154.00                   10,315.00

================================================================================

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 6/30/02
 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Six Months Ended 6/30/02+           (14.94)%
    Year Ended 6/30/02                  (23.08)
    3/23/98* through 6/30/02             (4.68)

              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/02           (18.53)%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

                      [MFS RESEARCH PORTFOLIO LINE GRAPH]

                           MFS RESEARCH PORTFOLIO                 S&P 500 INDEX
                           ----------------------                 -------------
3/23/98                         $ 10,000                           $ 10,000
12/98                             10,577                             11,285
12/99                             13,080                             13,658
12/00                             12,351                             12,415
12/01                              9,578                             10,940
6/30/02                            8,147                              9,502

================================================================================

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

  SHARES                                        SECURITY                               VALUE
===============================================================================================
CONVERTIBLE PREFERRED STOCK -- 35.5%
===============================================================================================
AUTOMOTIVE -- 6.4%
    30,000            Ford Motor Co. Capital Trust, Exchange 6.500%...............  $ 1,687,500
    60,000            General Motors Corp., Exchange 5.250%.......................    1,576,200
-----------------------------------------------------------------------------------------------
                                                                                      3,263,700
-----------------------------------------------------------------------------------------------
ELECTRIC -- 4.8%
                      Calenergy Capital Trust:
     3,150              Exchange 6.250%...........................................      130,253
     3,070              Exchange 6.500%...........................................      114,204
    39,000            Calpine Capital Trust, Exchange 5.000%......................    1,160,250
    35,000            Mirant Trust I, Exchange 6.250%.............................    1,037,400
-----------------------------------------------------------------------------------------------
                                                                                      2,442,107
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 5.1%
    56,000            Newell Financial Trust I, Exchange 5.250%...................    2,604,000
-----------------------------------------------------------------------------------------------
MEDIA -- 4.2%
    33,250            Tribune Co., Exchange 2.000%................................    2,169,562
-----------------------------------------------------------------------------------------------
PIPELINES -- 3.1%
    43,200            El Paso Energy Corp. Capital Trust, Exchange 4.750%.........    1,589,760
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 8.7%
    47,515            Equity Office Properties Trust, Exchange 5.250%.............    2,166,684
    72,841            Equity Residential Properties, Exchange 7.250%..............    1,824,667
     4,000            General Growth Properties, Inc., Exchange 7.250%............      127,600
    13,900            Reckson Associates Realty Corp., Exchange 7.625%............      332,905
-----------------------------------------------------------------------------------------------
                                                                                      4,451,856
-----------------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 3.1%
    25,000            Washington Mutual Capital Trust I, Exchange 5.375%..........    1,315,625
     5,000            Washington Mutual Inc., Exchange 5.375%.....................      263,750
-----------------------------------------------------------------------------------------------
                                                                                      1,579,375
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
                      Global Crossing Ltd. (a):
     1,200              Exchange 6.750%...........................................           60
     1,200              Exchange 7.000% (b).......................................           12
     6,000            Loral Space & Communications Ltd., Exchange 6.000% (b)......       66,000
     8,000            Williams Communications Group Inc., Exchange 6.750% (b).....        3,000
-----------------------------------------------------------------------------------------------
                                                                                         69,072
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $20,233,478).....   18,169,432
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(c)                            SECURITY                               VALUE
===============================================================================================
CONVERTIBLE BONDS AND NOTES -- 50.4%
===============================================================================================
ADVERTISING -- 0.9%
$  600,000   BBB+       The Interpublic Group of Cos. Inc., zero coupon due 12/14/21
                          (b).......................................................  $   486,000
-------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.3%
 1,500,000   BB+        Lear Corp., zero coupon due 2/20/22 (b).....................      671,250
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
   200,000   NR         Aviron, 5.250% due 2/1/08...................................      180,500
                        Inhale Therapeutic Systems, Inc.:
   250,000   NR           3.500% due 10/17/07.......................................      131,250
   300,000   NR           3.500% due 10/17/07 (b)...................................      157,500
   400,000   NR         Invitrogen Inc., 2.250% due 12/15/06 (b)....................      313,500
-------------------------------------------------------------------------------------------------
                                                                                          782,750
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.3%
   100,000   Ba3*       Interim Services Inc., 4.500% due 6/1/05....................       88,000
   100,000   NR         Quanta Services Inc., 4.000% due 7/1/07.....................       64,875
-------------------------------------------------------------------------------------------------
                                                                                          152,875
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.5%
   500,000   AAA        IBK Cayman Finance Co., 1.500% due 8/17/03 (b)..............      533,125
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07 (b).....................       97,625
 3,370,000   AA-        Merrill Lynch & Co., Inc., zero coupon due 5/23/31..........    1,668,150
-------------------------------------------------------------------------------------------------
                                                                                        2,298,900
-------------------------------------------------------------------------------------------------
ELECTRIC -- 1.2%
   800,000   B+         Calpine Corp., 4.000% due 12/26/06 (b)......................      599,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 7.7%
   800,000   Baa2*      Agilent Technologies Inc., 3.000% due 12/1/21...............      821,000
 2,400,000   Baa1*      Arrow Electronics Inc., zero coupon due 2/21/21.............    1,077,000
 3,487,000   BB         Solectron Corp., zero coupon due 5/8/20.....................    2,057,330
-------------------------------------------------------------------------------------------------
                                                                                        3,955,330
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.3%
                        Universal Health Services:
   600,000   BBB-         0.426% due 6/23/20........................................      372,750
   450,000   BBB-         0.426% due 6/23/20 (b)....................................      279,563
-------------------------------------------------------------------------------------------------
                                                                                          652,313
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 1.4%
 1,950,000   BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........      709,313
-------------------------------------------------------------------------------------------------
MEDIA -- 4.9%
 1,000,000   Ca*        Adelphia Communications Corp., 6.000% due 2/15/06...........       90,000
 1,330,000   B+         Charter Communications Inc., 4.750% due 6/1/06..............      606,812
                        Liberty Media Corp.:
 1,800,000   BBB-         4.000% due 11/15/29.......................................      897,750
   950,000   BBB-         3.500% due 1/15/31........................................      705,375
   250,000   BBB-         3.500% due 1/15/31 (b)....................................      185,625
-------------------------------------------------------------------------------------------------
                                                                                        2,485,562
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT     RATING(c)                            SECURITY                               VALUE
=================================================================================================
OIL AND GAS -- 5.8%
                        Diamond Offshore Drilling Inc.:
$  245,000   A            1.500% due 4/15/31........................................  $   223,256
   400,000   A            1.500% due 4/15/31 (b)....................................      364,500
   760,000   A            Zero coupon due 6/6/20....................................      400,900
   789,000   A            Zero coupon due 6/6/20 (b)................................      416,197
                        Global Marine Inc.:
 2,000,000   A-           Zero coupon due 6/23/20...................................    1,035,000
   600,000   A-           Zero coupon due 6/23/20 (b)...............................      310,500
   300,000   BB-        Hanover Compressor Co., 4.750% due 3/15/08..................      242,250
-------------------------------------------------------------------------------------------------
                                                                                        2,992,603
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.9%
   600,000   NR         Cephalon Inc., 2.500% due 12/15/06 (b)......................      499,500
 2,850,000   NR         Roche Holdings Inc., zero coupon due 1/19/15 (b)............    2,005,688
-------------------------------------------------------------------------------------------------
                                                                                        2,505,188
-------------------------------------------------------------------------------------------------
PIPELINES -- 1.1%
 1,327,000   BBB        El Paso Corp., zero coupon due 2/28/21......................      547,387
-------------------------------------------------------------------------------------------------
RETAIL -- 3.6%
   300,000   BB+        Best Buy Co., Inc., 2.250% due 1/15/22 (b)..................      266,250
                        J.C. Penney Co. Inc.:
   800,000   BB+          5.000% due 10/15/08.......................................      801,000
   750,000   BB+          5.000% due 10/15/08 (b)...................................      750,938
-------------------------------------------------------------------------------------------------
                                                                                        1,818,188
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.7%
   100,000   AA-        Dupont Photomasks Inc., zero coupon due 7/24/04.............       93,750
   100,000   NR         Emulex Corp., 1.750% due 2/1/07 (b).........................       78,375
   200,000   B          Photronics Inc., 4.750% due 12/15/06 (b)....................      177,500
-------------------------------------------------------------------------------------------------
                                                                                          349,625
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.3%
                        Anixter International Inc.:
 2,295,000   BB+          Zero coupon due 6/28/20...................................      654,075
   400,000   BB+          Zero coupon due 6/28/20 (b)...............................      114,000
 4,100,000   BBB-       Corning Inc., zero coupon due 11/8/15.......................    2,070,500
 2,700,000   BBB-       Cox Communications Inc., 0.426% due 4/19/20.................    1,100,250
                        Nortel Networks Corp.:
   600,000   BB-          4.250% due 9/1/08.........................................      275,250
 1,200,000   BB-          4.250% due 9/1/08 (b).....................................      550,500
-------------------------------------------------------------------------------------------------
                                                                                        4,764,575
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $29,602,385).....   25,770,859
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT                                   SECURITY                                    VALUE
===============================================================================================
FOREIGN CONVERTIBLE BONDS AND NOTES -- 3.3%
===============================================================================================
FRANCE -- 3.3%
$1,140,000            Axa SA, 2.500% due 1/1/14 (Cost -- $1,648,265)..............  $ 1,694,622
===============================================================================================
                      SUB-TOTAL INVESTMENTS (Cost -- $51,484,128).................   45,634,913
===============================================================================================
REPURCHASE AGREEMENT -- 10.8%
 5,500,000            State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds
                        at maturity -- $5,500,862; (Fully collateralized by U.S.
                        Treasury Notes, 5.750% due 11/15/05; Market
                        value -- $5,614,076) (Cost -- $5,500,000).................    5,500,000
===============================================================================================
                      TOTAL INVESTMENTS -- 100% (Cost -- $56,984,128*)............  $51,134,913
===============================================================================================

(a) On January 28, 2002, the company filed for bankruptcy.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 23 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
COMMON STOCK -- 94.9%
========================================================================================
AEROSPACE AND DEFENSE -- 0.1%
      1,000   Northrop Grumman Corp. .....................................  $    125,000
----------------------------------------------------------------------------------------
BANKS -- 1.2%
     15,700   Comerica Inc. ..............................................       963,980
        600   First Tennessee National Corp. .............................        22,980
      4,000   National Commerce Financial Corp. ..........................       105,200
        500   New York Community Bancorp, Inc. ...........................        13,550
     37,600   SouthTrust Corp. ...........................................       982,112
----------------------------------------------------------------------------------------
                                                                               2,087,822
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.5%
      4,000   Digene Corp. (a)............................................        47,047
     89,000   Genzyme Corp. -- General Division (a).......................     1,712,360
     92,600   Shire Pharmaceutical Group PLC ADR (a)......................     2,390,006
----------------------------------------------------------------------------------------
                                                                               4,149,413
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 18.4%
      1,100   ARAMARK Corp., Class B Shares (a)...........................        27,500
     65,400   Baker Hughes Inc. ..........................................     2,177,166
     49,600   The Bisys Group Inc. (a)....................................     1,651,680
      1,400   Catalina Marketing Corp. (a)................................        39,508
    368,604   CheckFree Corp. (a).........................................     5,764,967
     43,300   Concord EFS, Inc. (a).......................................     1,305,062
    360,120   CSG Systems International, Inc. (a).........................     6,892,697
     51,600   DST Systems International, Inc. (a).........................     2,358,636
        600   Expeditors International of Washington, Inc. ...............        19,896
     18,800   Fiserv, Inc. (a)............................................       690,148
     20,760   Global Payments Inc. .......................................       617,610
    247,000   IMS Health Inc. ............................................     4,433,650
      4,900   Investment Technology Group, Inc. ..........................       160,230
    393,255   S1 Corp. (a)................................................     2,906,154
     48,100   Sabre Holdings Corp., Class A Shares (a)....................     1,721,980
        500   USA Interactive (a).........................................        11,725
----------------------------------------------------------------------------------------
                                                                              30,778,609
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.3%
    144,860   Advanced Fibre Communications, Inc. (a).....................     2,395,984
     18,800   Aware, Inc. (a).............................................        71,440
     56,255   Cable Design Technologies Corp. (a).........................       576,614
    178,168   CIENA Corp. (a).............................................       746,526
    212,600   JDS Uniphase Corp. (a)......................................       567,642
    112,000   Juniper Networks, Inc. (a)..................................       632,800
      2,000   L-3 Communications Holdings, Inc. (a).......................       108,000
     54,000   Tekelec (a).................................................       433,620
----------------------------------------------------------------------------------------
                                                                               5,532,626
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
COMPUTER EQUIPMENT AND SERVICES -- 5.2%
    116,400   Brocade Communications System, Inc. (a).....................  $  2,034,672
        600   CDW Computer Centers, Inc. (a)..............................        28,086
     37,750   Computer Network Technology Corp. (a).......................       231,407
     66,300   Jack Henry & Associates, Inc. ..............................     1,106,547
    193,700   McDATA Corp., Class A Shares (a)............................     1,706,497
     10,400   McDATA Corp., Class B Shares (a)............................        92,560
     84,700   Network Appliance, Inc. (a).................................     1,053,668
     93,500   SunGard Data Systems Inc. (a)...............................     2,475,880
----------------------------------------------------------------------------------------
                                                                               8,729,317
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.0%
        570   Reliant Resources, Inc. (a).................................         4,988
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.4%
    120,400   Applera Corp. ..............................................     2,346,596
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.1%
      3,600   Cooper Cameron Corp. (a)....................................       174,312
----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 0.0%
      2,600   Federal Agricultural Mortgage Corp., Class C Shares (a).....        69,420
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 3.5%
     86,600   CVS Corp. ..................................................     2,649,960
    159,100   Kroger Co. (a)..............................................     3,166,090
----------------------------------------------------------------------------------------
                                                                               5,816,050
----------------------------------------------------------------------------------------
HEALTHCARE AND EQUIPMENT -- 4.0%
    561,200   Cytyc Corp. (a).............................................     4,276,344
      1,100   DENTSPLY International Inc. ................................        40,601
     14,500   Stryker Corp. ..............................................       775,895
    141,700   VISX, Inc. (a)..............................................     1,544,530
----------------------------------------------------------------------------------------
                                                                               6,637,370
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 4.7%
    127,800   Caremark Rx, Inc. (a).......................................     2,108,700
    261,900   HEATHSOUTH Corp. (a)........................................     3,349,701
     80,600   IMPATH Inc. (a).............................................     1,446,770
     31,100   Lincare Holdings Inc. (a)...................................     1,004,530
----------------------------------------------------------------------------------------
                                                                               7,909,701
----------------------------------------------------------------------------------------
HOTEL RESTAURANTS AND LEISURE -- 1.2%
     35,900   Brinker International, Inc. (a).............................     1,139,825
        900   CEC Entertainment Inc. (a)..................................        37,170
      1,400   Jack In The Box Inc. (a)....................................        44,520
     18,900   Outback Steakhouse, Inc. (a)................................       663,390
      1,200   Sonic Corp. (a).............................................        37,692
      6,800   Starbucks Corp. (a).........................................       168,980
----------------------------------------------------------------------------------------
                                                                               2,091,577
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
HUMAN RESOURCES -- 0.0%
        500   Manpower Inc. ..............................................  $     18,375
----------------------------------------------------------------------------------------
INSURANCE -- 8.9%
     88,000   ACE Ltd. ...................................................     2,780,800
     68,080   Arthur J. Gallagher & Co. ..................................     2,358,972
     17,800   The Principal Financial Group Inc. (a)......................       551,800
      3,500   SAFECO Corp. ...............................................       108,115
    149,800   Willis Group Holdings Ltd. (a)..............................     4,929,918
     48,900   XL Capital Ltd., Class A Shares.............................     4,141,830
----------------------------------------------------------------------------------------
                                                                              14,871,435
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 3.0%
      4,200   Check Point Software Technologies Ltd. (a)..................        56,952
      2,600   Digex, Inc., Class A Shares (a).............................           572
    121,400   Switchboard Inc. (a)........................................       410,332
    639,812   VeriSign, Inc. (a)..........................................     4,600,248
----------------------------------------------------------------------------------------
                                                                               5,068,104
----------------------------------------------------------------------------------------
MACHINERY -- 0.1%
      3,300   Danaher Corp. ..............................................       218,955
----------------------------------------------------------------------------------------
MEDIA -- 11.6%
      7,100   The E.W. Scripps Co., Class A Shares........................       546,700
    225,530   EchoStar Communications Corp., Class A Shares (a)...........     4,185,837
      3,000   Emmis Communications Corp., Class A Shares (a)..............        63,570
     12,900   Entercom Communications Corp. (a)...........................       592,110
    187,500   General Motors Corp., Class H Shares........................     1,950,000
     16,500   Hearst-Argyle Television, Inc. (a)..........................       372,075
      5,700   Hispanic Broadcasting Corp. (a).............................       148,770
        700   Lee Enterprises, Inc. ......................................        24,500
     13,100   Lin TV Corp., Class A Shares (a)............................       354,224
    160,710   Macrovision Corp. (a).......................................     2,106,908
      1,500   McClatchy Co., Class A Shares...............................        96,375
     52,100   McGraw-Hill Cos., Inc. .....................................     3,110,370
      3,600   Meredith Corp. .............................................       138,060
      3,800   The New York Times Co., Class A Shares......................       195,700
     64,640   Scholastic Corp. (a)........................................     2,449,856
     13,900   Tribune Co. ................................................       604,650
     68,400   Univision Communications Inc., Class A Shares (a)...........     2,147,760
     12,500   Westwood One, Inc. (a)......................................       417,750
----------------------------------------------------------------------------------------
                                                                              19,505,215
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.1%
     29,000   BJ's Wholesale Club, Inc. (a)...............................     1,116,500
      1,500   Cost Plus, Inc. (a).........................................        45,689
     40,600   Dollar Tree Stores, Inc. (a)................................     1,600,046
      7,600   Family Dollar Stores, Inc. .................................       267,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
MULTI-LINE RETAIL -- 3.1% (CONTINUED)
     59,900   The Talbots, Inc. ..........................................  $  2,096,500
      4,000   Williams-Sonoma, Inc. (a)...................................       122,640
----------------------------------------------------------------------------------------
                                                                               5,249,275
----------------------------------------------------------------------------------------
OIL AND GAS -- 3.3%
     10,900   BJ Services Co. (a).........................................       379,240
     63,820   Devon Energy Corp. .........................................     3,145,050
     29,600   Diamond Offshore Drilling, Inc. ............................       843,600
        800   GlobalSanteFe Corp. ........................................        21,880
      1,800   Newfield Exploration Co. (a)................................        66,906
     25,500   Noble Corp. (a).............................................       984,300
      1,000   Transocean Inc. ............................................        31,150
----------------------------------------------------------------------------------------
                                                                               5,472,126
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.0%
        500   AdvancePCS (a)..............................................        11,970
      3,300   Allergan, Inc. .............................................       220,275
      1,200   Barr Laboratories, Inc. (a).................................        76,236
     27,300   Biovail Corp. (a)...........................................       790,608
      5,500   IVAX Corp. (a)..............................................        59,400
      1,300   King Pharmaceutical, Inc. (a)...............................        28,925
      2,800   MedImmune, Inc. (a).........................................        73,920
     11,400   Mylan Laboratories Inc. ....................................       357,390
----------------------------------------------------------------------------------------
                                                                               1,618,724
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.8%
     24,800   Harley-Davidson, Inc. ......................................     1,271,496
----------------------------------------------------------------------------------------
SEMICONDUCTORS EQUIPMENT AND PRODUCTS -- 3.6%
     36,000   Advanced Micro Devices, Inc. (a)............................       340,808
      2,700   Analog Devices, Inc. (a)....................................        80,190
      4,600   ASM International N.V. (a)..................................        79,396
     51,500   Broadcom Corp., Class A Shares (a)..........................       903,310
    101,100   Emulex Corp. (a)............................................     2,275,761
    102,900   GlobespanVirata, Inc. (a)...................................       398,223
      6,448   Intersil Corp., Class A Shares (a)..........................       137,858
      1,000   Linear Technology Corp. ....................................        31,430
      3,900   LTX Corp. (a)...............................................        55,692
      3,300   Micrel Inc. (a).............................................        47,454
     20,400   Novellus Systems, Inc. (a)..................................       693,600
     22,200   Qlogic Corp. (a)............................................       845,820
      2,600   Skyworks Solutions, Inc. ...................................        14,430
      2,600   Teradyne, Inc. (a)..........................................        61,100
     12,000   Zarlink Semiconductor Inc. (a)..............................        61,080
----------------------------------------------------------------------------------------
                                                                               6,026,152
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
SOFTWARE -- 8.7%
      2,500   Adobe Systems Inc. .........................................  $     71,250
    157,700   BEA Systems Inc. (a)........................................     1,499,727
    673,510   Citrix Systems, Inc. (a)....................................     4,068,000
     61,200   ePresence, Inc. (a).........................................       229,500
        500   Gartner Group Inc., Class A Shares (a)......................         5,050
     70,509   Internet Security Systems, Inc. (a).........................       925,078
      2,100   Intuit Inc. (a).............................................       104,412
      5,000   Legato Systems Inc. (a).....................................        18,000
     57,100   PeopleSoft, Inc. (a)........................................       849,648
    194,780   Rational Software Corp. (a).................................     1,599,144
      3,700   Retek Inc. (a)..............................................        89,910
      6,750   RSA Security Inc. (a).......................................        32,468
     39,900   Siebel Systems, Inc. (a)....................................       567,378
    192,900   SmartForce PLC, Sponsored ADR (a)...........................       655,860
    191,300   VERITAS Software Corp. (a)..................................     3,785,827
----------------------------------------------------------------------------------------
                                                                              14,501,252
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
     29,800   Best Buy Co., Inc. (a)......................................     1,081,740
     15,000   Circuit City Stores.........................................       278,100
     13,700   Pier 1 Imports, Inc. .......................................       284,904
     57,200   Tiffany & Co. ..............................................     2,013,440
----------------------------------------------------------------------------------------
                                                                               3,658,184
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.5%
    703,910   American Tower Corp., Class A Shares (a)....................     2,428,489
     49,900   SBA Communications Corp. (a)................................        70,359
----------------------------------------------------------------------------------------
                                                                               2,498,848
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 1.5%
     45,000   Nike, Inc., Class B Shares..................................     2,462,535
----------------------------------------------------------------------------------------
TOBACCO -- 0.0%
      1,200   R.J. Reynolds Tobacco Holdings, Inc. .......................        64,500
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $272,163,644)...................   158,957,977
========================================================================================
FOREIGN STOCK -- 0.1%
========================================================================================
GERMANY -- 0.0%
      2,100   Fresenius Medical Care AG...................................        70,776
----------------------------------------------------------------------------------------
NORWAY -- 0.0%
      4,800   Tandberg ASA (a)............................................        56,468
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
========================================================================================
UNITED KINGDOM -- 0.1%
     11,300   Reed International PLC......................................  $    107,420
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $228,002)......................       234,664
========================================================================================
              SUB-TOTAL INVESTMENTS (Cost -- $272,391,646)................   159,192,641
========================================================================================
 FACE
AMOUNT                                  SECURITY                               VALUE
========================================================================================
SHORT-TERM INVESTMENTS -- 5.0%
$ 8,431,000   Federal Home Loan Bank Discount Notes, 1.900% due 7/2/02
              (Cost -- $8,431,000)........................................     8,431,000
========================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $280,822,646*)...........  $167,623,641
========================================================================================

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
=========================================================================================
COMMON STOCK -- 93.5%
=========================================================================================
AEROSPACE AND DEFENSE -- 1.4%
    14,400   Northrop Grumman Corp. .....................................    $  1,800,000
-----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 1.2%
    25,100   United Parcel Service Inc., Class B Shares..................       1,549,925
-----------------------------------------------------------------------------------------
BANKS -- 7.5%
    55,450   Bank of America Corp. ......................................       3,901,462
    16,600   Comerica Inc. ..............................................       1,019,240
    89,240   FleetBoston Financial Corp. ................................       2,886,914
    25,820   SouthTrust Corp. ...........................................         674,418
    21,900   SunTrust Banks, Inc. .......................................       1,483,068
-----------------------------------------------------------------------------------------
                                                                                9,965,102
-----------------------------------------------------------------------------------------
BEVERAGES -- 1.1%
    30,100   Anheuser-Busch Cos., Inc. ..................................       1,505,000
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
    59,700   Genzyme Corp. - General Division (a)........................       1,148,628
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.5%
     4,300   Air Products & Chemicals, Inc. .............................         217,021
     8,550   Praxair Inc. ...............................................         487,093
-----------------------------------------------------------------------------------------
                                                                                  704,114
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.6%
    28,500   Accenture Ltd., Class A Shares (a)..........................         541,500
    22,000   Automatic Data Processing, Inc. ............................         958,100
    21,600   First Data Corp. ...........................................         803,520
     8,200   Lennar Corp. ...............................................         501,840
    20,000   Sabre Holdings Corp. (a)....................................         716,000
-----------------------------------------------------------------------------------------
                                                                                3,520,960
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
    34,200   Motorola, Inc. .............................................         493,164
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.2%
    58,400   Dell Computer Corp. (a).....................................       1,526,576
-----------------------------------------------------------------------------------------
CONSUMER GOODS -- 1.5%
    10,100   Kellogg Co. ................................................         362,186
    35,800   Philip Morris Cos., Inc. ...................................       1,563,744
-----------------------------------------------------------------------------------------
                                                                                1,925,930
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
    40,780   GlobalSantaFe Corp. ........................................       1,115,333
-----------------------------------------------------------------------------------------
FINANCIALS - DIVERSIFIED -- 8.5%
    48,050   Capital One Financial Corp. ................................       2,933,452
    28,320   Fannie Mae..................................................       2,088,600
    37,160   Freddie Mac.................................................       2,274,192
    22,600   The Goldman Sachs Group Inc. ...............................       1,657,710

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
=========================================================================================
FINANCIALS - DIVERSIFIED -- 8.5% (CONTINUED)
    34,900   Mellon Financial Corp. .....................................    $  1,096,907
    29,200   Merrill Lynch & Co., Inc. ..................................       1,182,600
-----------------------------------------------------------------------------------------
                                                                               11,233,461
-----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING - DIVERSIFIED -- 1.0%
    47,780   Safeway Inc. (a)............................................       1,394,698
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 1.6%
    43,640   Applied Biosystems Group -- Applera Corp. ..................         850,544
    28,200   Baxter International Inc. ..................................       1,253,490
-----------------------------------------------------------------------------------------
                                                                                2,104,034
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 2.0%
     3,990   CIGNA Corp..................................................         388,706
    61,100   HEALTHSOUTH Corp. (a).......................................         781,469
    14,800   Laboratory Corp. of America Holdings (a)....................         675,620
    12,400   Lincare Holdings Inc. (a)...................................         400,520
     6,600   Tenet Healthcare Corp. (a)..................................         472,230
-----------------------------------------------------------------------------------------
                                                                                2,718,545
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.3%
    13,400   Starwood Hotels & Resorts Worldwide Inc., Class B Shares....         440,726
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
     8,000   Kimberly-Clark Corp.........................................         496,000
    20,500   Procter & Gamble Co. .......................................       1,830,650
-----------------------------------------------------------------------------------------
                                                                                2,326,650
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.4%
    15,260   3M Co. .....................................................       1,876,980
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING SERVICES -- 0.6%
    29,500   SunGard Data Systems Inc. (a)...............................         781,160
-----------------------------------------------------------------------------------------
INSURANCE -- 10.1%
    72,200   ACE Ltd. ...................................................       2,281,520
    46,400   AFLAC Inc. .................................................       1,484,800
    25,100   Allstate Corp. .............................................         928,198
    13,530   American International Group, Inc. .........................         923,152
    27,100   Chubb Corp. ................................................       1,918,680
    13,200   The Hartford Financial Services Group, Inc. ................         785,004
    79,650   MetLife, Inc. ..............................................       2,293,920
    21,410   St. Paul Cos., Inc. ........................................         833,277
    23,100   XL Capital Ltd., Class A Shares.............................       1,956,570
-----------------------------------------------------------------------------------------
                                                                               13,405,121
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.3%
    28,200   Check Point Software Technologies Ltd. (a)..................         382,392
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
=========================================================================================
MACHINERY -- 3.3%
    23,800   Danaher Corp. ..............................................    $  1,579,130
    22,400   Illinois Tool Works Inc.....................................       1,529,920
    11,200   SPX Corp. (a)...............................................       1,316,000
-----------------------------------------------------------------------------------------
                                                                                4,425,050
-----------------------------------------------------------------------------------------
MEDIA -- 5.4%
    37,900   AOL Time Warner, Inc. (a)...................................         557,509
     9,090   Clear Channel Communications, Inc. (a)......................         291,062
    14,500   Comcast Corp., Class A Shares (a)...........................         345,680
    53,390   EchoStar Communications Corp., Class A Shares (a)...........         990,918
     5,200   Fox Entertainment Group, Inc., Class A Shares (a)...........         113,100
     4,300   Gannett Co., Inc. ..........................................         326,370
     7,300   Tribune Co. ................................................         317,550
     4,300   USA Networks, Inc. (a)......................................         100,835
    94,378   Viacom Inc., Class B Shares (a).............................       4,187,552
-----------------------------------------------------------------------------------------
                                                                                7,230,576
-----------------------------------------------------------------------------------------
METALS AND MINING -- 0.8%
    30,740   Alcoa, Inc. ................................................       1,019,031
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 6.3%
    30,000   Sears, Roebuck & Co. .......................................       1,629,000
    48,200   Target Corp. ...............................................       1,836,420
    89,480   Wal-Mart Stores Inc. .......................................       4,922,295
-----------------------------------------------------------------------------------------
                                                                                8,387,715
-----------------------------------------------------------------------------------------
OIL AND GAS -- 5.7%
     6,300   Anadarko Petroleum Corp. ...................................         310,590
    14,698   Apache Corp. ...............................................         844,841
    11,200   Baker Hughes Inc. ..........................................         372,848
    18,000   Devon Energy Corp. .........................................         887,040
     8,220   Equitable Resources, Inc. ..................................         281,946
   118,442   Exxon Mobil Corp. ..........................................       4,846,647
-----------------------------------------------------------------------------------------
                                                                                7,543,912
-----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.2%
    26,100   International Paper Co. ....................................       1,137,438
    30,500   Smurfit-Stone Container Corp. (a)...........................         470,310
-----------------------------------------------------------------------------------------
                                                                                1,607,748
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     2,300   Avon Products, Inc. ........................................         120,152
       900   The Estee Lauder Cos., Inc. ................................          31,680
    19,900   Gillette Co. ...............................................         674,013
-----------------------------------------------------------------------------------------
                                                                                  825,845
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
=========================================================================================
PHARMACEUTICALS -- 7.6%
    42,800   Eli Lilly & Co. ............................................    $  2,413,920
   139,125   Pfizer Inc. ................................................       4,869,375
    55,520   Wyeth.......................................................       2,842,624
-----------------------------------------------------------------------------------------
                                                                               10,125,919
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.2%
    32,200   Harley-Davidson, Inc. ......................................       1,650,894
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.2%
    52,920   Analog Devices, Inc. (a)....................................       1,571,724
    51,260   Atmel Corp. (a).............................................         320,888
    31,100   Emulex Corp. (a)............................................         700,061
    35,900   Linear Technology Corp......................................       1,128,337
    13,200   Maxim Integrated Products, Inc. (a).........................         505,956
    14,091   QLogic Corp. (a)............................................         536,867
    31,800   Teradyne, Inc. (a)..........................................         747,300
-----------------------------------------------------------------------------------------
                                                                                5,511,133
-----------------------------------------------------------------------------------------
SOFTWARE -- 2.3%
   162,830   Oracle Corp. (a)............................................       1,542,000
    31,900   PeopleSoft, Inc. (a)........................................         474,672
    27,660   Rational Software Corp. (a).................................         227,089
    40,762   VERITAS Software Corp. (a)..................................         806,680
-----------------------------------------------------------------------------------------
                                                                                3,050,441
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.2%
    63,600   The Home Depot, Inc. .......................................       2,336,028
    12,400   Lowe's Cos., Inc. ..........................................         562,960
-----------------------------------------------------------------------------------------
                                                                                2,898,988
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 2.0%
   153,700   Cisco Systems, Inc. (a).....................................       2,144,115
    75,500   Citrix Systems, Inc. (a)....................................         456,020
-----------------------------------------------------------------------------------------
                                                                                2,600,135
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.9%
    62,700   AT&T Corp. .................................................         670,890
    61,100   AT&T Corp., Ex-Distribution (b).............................         235,235
    49,700   BellSouth Corp. ............................................       1,565,550
-----------------------------------------------------------------------------------------
                                                                                2,471,675
-----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.6%
    14,200   Nike Inc., Class B Shares...................................         761,830
-----------------------------------------------------------------------------------------
UTILITIES - ELECTRIC AND GAS -- 1.5%
    69,900   General Electric Co. .......................................       2,030,595
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $139,426,282)...................     124,059,986
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
=========================================================================================
FOREIGN STOCK -- 3.4%
=========================================================================================
CANADA -- 0.4%
    17,500   Encana Corp. ...............................................    $    538,125
-----------------------------------------------------------------------------------------
FRANCE -- 0.9%
     7,300   TotalFinaElf S.A. ..........................................       1,183,018
-----------------------------------------------------------------------------------------
JAPAN -- 0.3%
    60,000   Nissan Motor Co., Ltd. .....................................         415,467
-----------------------------------------------------------------------------------------
NETHERLANDS -- 0.6%
    11,400   Unilever NV.................................................         745,050
-----------------------------------------------------------------------------------------
SWITZERLAND -- 0.9%
    20,480   Syngenta AG (a).............................................       1,228,251
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.3%
    35,774   Diageo PLC..................................................         464,705
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $4,217,475)....................       4,574,616
=========================================================================================
             SUB-TOTAL INVESTMENTS (Cost -- $143,643,757)................     128,634,602
=========================================================================================

   FACE
  AMOUNT                               SECURITY                                 VALUE
=========================================================================================
SHORT-TERM INVESTMENTS -- 3.1%
$4,071,000   Federal National Mortgage Association Discount Notes,
               1.900% due 7/1/02 (Cost -- $4,071,000)....................       4,071,000
=========================================================================================
             TOTAL INVESTMENTS -- 100% (Cost -- $147,714,757*)...........    $132,705,602
=========================================================================================

(a) Non-income producing security.
(b) Security issued on a "when-issued" basis (See Note 10).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
Ca and C       --   Bonds rated "Ca" and "C" represent obligations which are
                    speculative in a high degree. Such issues are often in
                    default or have other marked shortcomings.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                              SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
=======================================================================================================
ASSETS:
  Investments, at cost......................................  $51,484,128   $280,822,646   $147,714,757
  Repurchase agreements, at cost............................    5,500,000             --             --
=======================================================================================================
  Investments, at value.....................................  $45,634,913   $167,623,641   $132,705,602
  Repurchase agreements, at value...........................    5,500,000             --             --
  Cash......................................................          674          4,523         64,248
  Dividends and interest receivable.........................      236,776         35,117        162,475
  Receivable for securities sold............................      166,607     11,399,148      1,586,578
  Receivable for Fund shares sold...........................           --         24,241             --
-------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   51,538,970    179,086,670    134,518,903
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      893,715     13,499,862        660,950
  Payable for Fund shares redeemed..........................       42,275        175,207        369,710
  Investment advisory fee payable...........................       24,695        122,278         84,009
  Administration fee payable................................        2,491          9,171         14,670
  Accrued expenses..........................................       17,919         50,921         46,459
-------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      981,095     13,857,439      1,175,798
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $50,557,875   $165,229,231   $133,343,105
=======================================================================================================
NET ASSETS:
  Paid-in capital...........................................  $54,663,020   $412,641,594   $211,391,780
  Undistributed net investment income.......................    2,635,310             --        417,991
  Accumulated net investment loss...........................           --       (774,988)            --
  Accumulated net realized loss from security
    transactions............................................     (892,673)  (133,438,377)   (63,457,998)
  Net unrealized depreciation of investments and foreign
    currencies..............................................   (5,847,782)  (113,198,998)   (15,008,668)
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $50,557,875   $165,229,231   $133,343,105
=======================================================================================================
SHARES OUTSTANDING..........................................    4,665,807     28,633,273     17,874,583
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $10.84          $5.77          $7.46
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                                                 MFS
                                                              CONVERTIBLE      MID CAP          MFS
                                                              SECURITIES       GROWTH         RESEARCH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
========================================================================================================
INVESTMENT INCOME:
  Interest..................................................  $   723,103   $      99,419   $     48,414
  Dividends.................................................      503,030         200,857        912,883
  Less: Foreign withholding tax.............................           --            (398)        (7,966)
--------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    1,226,133         299,878        953,331
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................      150,021         937,036        615,732
  Administration fee (Note 2)...............................       15,002          70,278         46,180
  Audit and legal...........................................        8,233          10,953         10,163
  Shareholder and system servicing fees.....................        7,781           7,681          7,913
  Pricing service fees......................................        3,465              --             --
  Shareholder communications................................        3,309          19,318         12,971
  Custody...................................................        2,364          26,802         21,526
  Trustees' fees............................................        2,026           2,230          2,214
  Other.....................................................          484             536            869
--------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      192,685       1,074,834        717,568
  Less: Expense reimbursement (Note 2)......................         (220)             --             --
--------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................      192,465       1,074,834        717,568
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................    1,033,668        (774,956)       235,763
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities)...........................................   (1,113,987)    (78,007,896)   (16,766,813)
    Foreign currency transactions...........................       14,627             (32)        (2,102)
--------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.........................................   (1,099,360)    (78,007,928)   (16,768,915)
--------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Security transactions...................................   (2,237,645)    (37,777,572)    (7,520,088)
    Foreign currency transactions...........................          972               7            295
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................   (2,236,673)    (37,777,565)    (7,519,793)
--------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............   (3,336,033)   (115,785,493)   (24,288,708)
--------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $(2,302,365)  $(116,560,449)  $(24,052,945)
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2002

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                              SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
=======================================================================================================
OPERATIONS:
  Net investment income (loss)..............................  $ 1,033,668   $   (774,956)  $    235,763
  Net realized loss.........................................   (1,099,360)   (78,007,928)   (16,768,915)
  Increase in net unrealized depreciation...................   (2,236,673)   (37,777,565)    (7,519,793)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM OPERATIONS....................   (2,302,365)  (116,560,449)   (24,052,945)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................   10,420,570     15,817,468      2,164,548
  Cost of shares reacquired.................................   (7,916,364)   (12,531,679)   (10,696,018)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................    2,504,206      3,285,789     (8,531,470)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      201,841   (113,274,660)   (32,584,415)
NET ASSETS:
  Beginning of period.......................................   50,356,034    278,503,891    165,927,520
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $50,557,875   $165,229,231   $133,343,105
=======================================================================================================
* Includes undistributed net investment income of:..........   $2,635,310             --       $417,991
=======================================================================================================
* Includes accumulated net investment loss of:..............           --      $(774,988)            --
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2001

                                                                                MFS
                                                              CONVERTIBLE     MID CAP          MFS
                                                              SECURITIES       GROWTH        RESEARCH
                                                               PORTFOLIO     PORTFOLIO      PROTFOLIO
=======================================================================================================
OPERATIONS:
  Net investment income (loss)..............................  $ 1,638,690   $ (1,434,974)  $    190,039
  Net realized gain (loss)..................................      182,315    (51,625,079)   (46,123,828)
  Change in net unrealized depreciation.....................   (2,679,875)   (29,891,445)    (4,995,928)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM OPERATIONS....................     (858,870)   (82,951,498)   (50,929,717)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (823,930)            --        (75,594)
  Net realized gains........................................   (1,767,449)   (64,105,163)   (11,729,985)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,591,379)   (64,105,163)   (11,805,579)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................   32,729,636     67,631,596     14,477,750
  Net asset value of shares issued for reinvestment of
    dividends...............................................    2,591,379     64,105,163     11,805,579
  Cost of shares reacquired.................................   (7,809,070)   (20,326,135)   (20,573,850)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   27,511,945    111,410,624      5,709,479
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   24,061,696    (35,646,037)   (57,025,817)
NET ASSETS:
  Beginning of year.........................................   26,294,338    314,149,928    222,953,337
-------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $50,356,034   $278,503,891   $165,927,520
=======================================================================================================
* Includes undistributed net investment income of:..........   $1,587,015             --       $184,330
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Securities, formerly known as Convertible Bond, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio (Series 2005), and MFS Value Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. For the MFS Mid Cap Growth Portfolio, accumulated net investment loss of $1,434,974 and accumulated net realized loss of $2,756 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Convertible Securities Portfolio to amortize premium and all discounts on all fixed-income securities. The Convertible Securities Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Convertible Securities Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income decreased by $14,810, net realized loss decreased by $58,080 and the change in net unrealized depreciation of investments increased by $43,270.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Securities ("CS"), MFS Mid Cap Growth ("MMCG"), and MFS Research ("MRP") Portfolios. CS, MMCG, and MRP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, and 0.80%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP. As a result, TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets on an annual basis. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 2002, Travelers Insurance reimbursed expenses in the amount of $220 for CS.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Trust's transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, Salomon Smith Barney Inc., another subsidiary of Citigroup did not receive any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 2002 were as follows:

PORTFOLIO                                                                      PURCHASES         SALES
==========================================================================================================
Convertible Securities......................................................  $ 15,649,487    $ 14,704,231
MFS Mid Cap Growth..........................................................   171,854,372     155,804,618
MFS Research................................................................    74,884,267      82,461,750
==========================================================================================================

     At June 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                  NET
                                                                                              UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    DEPRECIATION
==========================================================================================================
Convertible Securities......................................  $ 1,386,956    $  (7,236,171)  $  (5,849,215)
MFS Mid Cap Growth..........................................    4,139,218     (117,338,223)   (113,199,005)
MFS Research................................................    5,591,107      (20,600,262)    (15,009,155)
==========================================================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2002, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolios did not hold any futures contracts.

     7.  OPTION CONTRACTS

     The Portfolios may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2002, the Portfolios did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At June 30, 2002, the Portfolios did not hold any open forward foreign currency contracts.

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, MRP had when-issued securities with a total cost of $213,395.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 2002, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2002, there were no open short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2002, the Portfolios did not have any securities on loan.

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2001, MFS Mid Cap Growth and MFS Research Portfolios had, for Federal income tax purposes, approximately $33,135,000 and $41,492,000, respectively, of capital loss carryforward available to offset future capital gains expiring on December 31, 2009. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

     15.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                  JUNE 30, 2002      DECEMBER 31, 2001
======================================================================================================
CONVERTIBLE SECURITIES PORTFOLIO
Shares sold.................................................          939,860            2,720,510
Shares issued on reinvestment...............................               --              226,519
Shares reacquired...........................................         (722,896)            (678,569)
------------------------------------------------------------------------------------------------------
Net Increase................................................          216,964            2,268,460
======================================================================================================
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        1,873,445            4,886,424
Shares issued on reinvestment...............................               --            6,534,675
Shares reacquired...........................................       (1,620,654)          (1,793,050)
------------------------------------------------------------------------------------------------------
Net Increase................................................          252,791            9,628,049
======================================================================================================
MFS RESEARCH PORTFOLIO
Shares sold.................................................          258,984            1,384,008
Shares issued on reinvestment...............................               --            1,350,753
Shares reacquired...........................................       (1,299,169)          (2,167,358)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (1,040,185)             567,403
======================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

   CONVERTIBLE SECURITIES PORTFOLIO     2002(1)(2)       2001(2)        2000(2)      1999(2)      1998(3)
=========================================================================================================
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $11.32          $12.06         $11.69       $ 9.86      $10.00
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5).........      0.23            0.47           0.58         0.46        0.22
  Net realized and unrealized gain
     (loss)(5)........................     (0.71)          (0.56)          0.85         1.38       (0.12)
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (0.48)          (0.09)          1.43         1.84        0.10
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............        --           (0.21)         (0.25)          --       (0.22)
  Net realized gains..................        --           (0.44)         (0.81)       (0.01)      (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions...................        --           (0.65)         (1.06)       (0.01)      (0.24)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $10.84          $11.32         $12.06       $11.69      $ 9.86
---------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (4.24)%++       (0.82)%        12.51%       18.70%       0.98%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....   $50,558         $50,356        $26,294      $11,238      $4,617
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)......................      0.77%+          0.79%          0.80%        0.80%       0.80%+
  Net investment income(5)............      4.12+           3.95           4.76         4.33        4.31+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        31%             56%            48%          79%          7%
=========================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $220, $18,530, $32,000 and $24,996 for the six months ended June 30, 2002, years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                DECREASES IN NET                                      EXPENSE RATIOS WITHOUT
          INVESTMENT INCOME PER SHARE                                  EXPENSE REIMBURSEMENT
------------------------------------------------         -------------------------------------------------
 2002          2000          1999          1998           2002          2000          1999           1998
------         -----         -----         -----         ------         -----         -----         ------
$0.00*         $0.01         $0.05         $0.05         0.77%+         0.90%         1.23%         1.86%+

(5) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.18%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MFS MID CAP GROWTH PORTFOLIO         2002(1)(2)      2001(2)       2000(2)       1999(2)       1998(2)(3)
=========================================================================================================
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $ 9.81         $16.75        $16.43        $10.05        $10.00
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(4)...........      (0.03)         (0.06)        (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain
     (loss)........................      (4.01)         (3.90)         1.69          6.46          0.07
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................      (4.04)         (3.96)         1.64          6.42          0.05
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains...............         --          (2.98)        (1.32)        (0.04)           --
---------------------------------------------------------------------------------------------------------
Total Distributions................         --          (2.98)        (1.32)        (0.04)           --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $ 5.77         $ 9.81        $16.75        $16.43        $10.05
---------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     (41.18)%++     (23.62)%        9.29%        64.17%         0.50%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................   $165,229       $278,504      $314,150       $94,124       $13,234
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)...................       0.93%+         0.92%         0.90%         1.00%         1.00%+
  Net investment loss..............      (0.67)+        (0.49)        (0.30)        (0.33)        (0.25)+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............         70%            96%          143%          162%          100%
=========================================================================================================
MFS RESEARCH PORTFOLIO              2002(1)(2)      2001(2)       2000(2)       1999(2)        1998(3)
=========================================================================================================
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $ 8.77         $12.15        $13.06        $10.56        $10.00
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income
     (loss)(4).....................       0.01           0.01         (0.01)         0.00*         0.01
  Net realized and unrealized gain
     (loss)........................      (1.32)         (2.74)        (0.70)         2.50          0.57
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................      (1.31)         (2.73)        (0.71)         2.50          0.58
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income............         --          (0.00)*          --            --         (0.02)
  Net realized gains...............         --          (0.65)        (0.20)           --            --
  Capital..........................         --             --            --            --         (0.00)*
---------------------------------------------------------------------------------------------------------
Total Distributions................         --          (0.65)        (0.20)           --         (0.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $ 7.46         $ 8.77        $12.15        $13.06        $10.56
---------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     (14.94)%++     (22.45)%       (5.58)%       23.67%         5.77%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................   $133,343       $165,928      $222,953      $152,073       $37,870
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense.................         --           0.00%#        0.02%           --            --
  Operating expenses(5)............       0.94%+         0.92          0.92          0.99%         1.00%+
  Total expenses(4)................       0.94+          0.92          0.94          0.99          1.00+
  Net investment income (loss).....       0.31+          0.10         (0.07)         0.02          0.42+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............         51%            98%           86%           85%           54%
=========================================================================================================

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the average shares method.

(3) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                                                                         EXPENSE RATIOS (INCLUDING
                                              DECREASES IN NET                           INTEREST EXPENSE) WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                    N/A                    0.01                    N/A                 1.37+

(5) As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 #  Amount represents less than 0.01% per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

                               Investment Adviser
                               ------------------

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut



                              Independent Auditors
                              --------------------

                                    KPMG LLP

                               New York, New York



                                   Custodian
                                   ---------

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Securities, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-02) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2002

                                                                [UMBRELLA ART]


                 THE TRAVELERS SERIES TRUST:

                 MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for The Travelers Series Trust -- MFS Value Portfolio ("Portfolio")(1), for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MARKET OVERVIEW

The first six months of the year have been challenging, with most major equity market indices declining over the period. While multiple issues have weighed on the market, including a decline in the value of the U.S. dollar, national-security concerns and international conflicts, the level and quality of corporate earnings appears to have been the most important factor affecting the market overall and differentiating the performance of individual stocks.

PORTFOLIO OVERVIEW

In the market environment described above, our consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals helped our performance relative to the Russell 1000 Index(2) and the S&P 500 Index(3). For the six months ended June 30, 2002, the Portfolio provided a total return of negative 2.59%(4) versus negative 12.82% for the Russell 1000 Index and negative 13.15% for the S&P 500 Index.

The strongest contributors to the Portfolio's performance versus the Russell 1000 Index were our positions in utilities & communications and technology, the two hardest hit sectors of the market. In utilities & communications, our overweight position in traditional gas and electric distribution companies with low-volatility earnings, modest valuations(5) and attractive yields (including Dominion Resources, Inc., FPL Group, Inc., National Fuel Gas Co., Nicor Inc. and NSTAR) helped performance. In addition, our underweighting in telecommunication services, our emphasis on BellSouth Corp. within the group, and our aversion to WorldCom, Inc. helped our performance. Our underweighted position in technology -- and our conservative stock selection within that group -- also benefited the Portfolio. Motorola Inc., Oracle Corp. and Texas Instruments Inc. were positive contributors over the period.

In the retail sector, Sears, Roebuck and Co. performed well as management continued to cut costs and focused on improving margins. Our consumer staples holdings were among the strongest performers in the Portfolio, benefiting from higher-quality earnings growth, a weaker U.S. dollar and reasonable valuations. In energy, our focus on companies with significant natural-gas operations also aided performance.

Disappointments during the period included the performance of our pharmaceutical stocks, all of which suffered from concerns about patent expirations, regulatory setbacks and generally weak near-term new-product pipelines. We have used volatility within the group to upgrade our holdings, eliminating Bristol-Myers Squibb Co. while adding to Pfizer Inc. However, valuations in the pharmaceutical sector appear reasonable relative to the overall market and on a historical basis. As a result of this sector's attractive valuations, we continue to look for opportunities to add to industry leaders.

We added to our position in bank stocks. Commercial credit trends appeared to be improving, with non-performing loans stabilizing and early signs of commercial loan growth appearing over the quarter. With interest rates relatively stable, we were encouraged by the fundamentals of the higher-quality regional/super-regional banks, including Bank of America Corp., Comerica Inc., National City Corp., SunTrust Banks, Inc. and Wachovia Corp.

---------------

1 The Portfolio is an underlying investment option of various variable annuity and life products.

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

3 The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

4 The performance return for this Portfolio does not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

5 A stock's valuation is its price compared to earnings, sales and other fundamental factors.

THE TRAVELERS SERIES TRUST: MFS VALUE PORTFOLIO
--------------------------------------------------------------------------------

The environment this year has been challenging, to say the least. With the market trending lower for most of the period with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been critical.

PORTFOLIO AND MARKET OUTLOOK

Our primary objective in managing the Portfolio is to provide capital appreciation and reasonable income with lower volatility over the long term. To achieve this, we focus on inexpensive and overlooked stocks and through our research we identify a number of catalysts that should improve the fundamental outlook for each company. We manage risk in the Portfolio by adhering consistently to our valuation disciplines, trying to maintain an above-market yield in the Portfolio, and focusing on companies with higher-quality fundamentals and lower risk.

We expect to continue to focus our stock selection on lower risk opportunities in cyclical stocks, i.e., stocks whose earnings are more sensitive to changes in economic growth, but which also have the opportunity to expand margins through restructuring and cost-cutting. In our view, these stocks should benefit as the economy recovers, but also have opportunities to grow earnings in the interim. We also continue to look for opportunities to add opportunistically to our pharmaceutical holdings, but are cautious about near-term fundamentals.

Overall, the macroeconomic fundamentals have improved somewhat from weakness late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative, value-oriented investors.

Thank you for investing in The Travelers Series Trust -- MFS Value Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATHER B. McLENDON

Heath B. McLendon
Chairman

July 23, 2002

The information provided in this commentary represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 4 through 7 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 6/30/02


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/02+            (2.59)%
    Year Ended 6/30/02                   (5.35)
    7/20/98* through 6/30/02              2.34
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 6/30/02              9.56%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through June 30, 2002. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                                                   MFS VALUE PORTFOLIO           S&P 500 INDEX++          RUSSELL 1000 INDEX++
                                                   -------------------           ---------------          --------------------
7/20/98                                                $ 10,000                    $ 10,000                     $ 10,000
12/98                                                     9,506                      10,454                       11,064
12/99                                                     9,979                      12,653                       13,377
12/00                                                    11,135                      11,501                       12,336
12/01                                                    11,247                      10,135                       10,800
6/30/02                                                  10,956                       8,802                        9,415

++ It is the opinion of management that the Russell 1000 Index more accurately reflects the current composition of the MFS Value Portfolio rather than the S&P 500 Index. In future reporting, the Russell 1000 Index will be used as a basis of comparison of total return performance rather than the S&P 500 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2002

                              MFS VALUE PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 88.7%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
   2,600    Northrop Grumman Corp. .....................................    $   325,000
---------------------------------------------------------------------------------------
APPAREL -- 0.3%
   1,600    NIKE, Inc., Class A Shares..................................         85,840
---------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 0.9%
  22,480    Delphi Automotive Systems Corp. ............................        296,736
---------------------------------------------------------------------------------------
BANKS -- 11.5%
  16,490    Bank of America Corp. ......................................      1,160,236
   2,700    Comerica Inc. ..............................................        165,780
  19,150    FleetBoston Financial Corp. ................................        619,503
  12,750    Mellon Financial Corp. .....................................        400,733
  10,800    National City Corp. ........................................        359,100
   1,830    PNC Financial Services Group................................         95,672
   8,890    SouthTrust Corp. ...........................................        232,207
   5,300    SunTrust Banks, Inc. .......................................        358,916
  10,340    Wachovia Corp. .............................................        394,781
---------------------------------------------------------------------------------------
                                                                              3,786,928
---------------------------------------------------------------------------------------
BEVERAGES -- 1.3%
   8,870    PepsiCo, Inc................................................        427,534
---------------------------------------------------------------------------------------
CHEMICALS -- 3.0%
   7,040    Air Products and Chemicals, Inc. ...........................        355,309
   4,900    PPG Industries, Inc. .......................................        303,310
   5,620    Praxair, Inc. ..............................................        320,171
---------------------------------------------------------------------------------------
                                                                                978,790
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.4%
   7,400    Accenture Ltd., Class A Shares (a)..........................        140,600
---------------------------------------------------------------------------------------
COMPUTERS -- 0.5%
   2,290    International Business Machines Corp. ......................        164,880
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.2%
  18,880    American Express Co. .......................................        685,722
   4,690    Fannie Mae..................................................        345,888
   5,680    Freddie Mac.................................................        347,616
   9,400    The Goldman Sachs Group, Inc. ..............................        689,490
   7,360    Merrill Lynch & Co., Inc. ..................................        298,080
---------------------------------------------------------------------------------------
                                                                              2,366,796
---------------------------------------------------------------------------------------
ELECTRIC -- 3.8%
   3,600    Dominion Resources, Inc. ...................................        238,320
   6,800    Energy East Corp. ..........................................        153,680
   3,700    FPL Group, Inc. ............................................        221,963
   7,380    NSTAR.......................................................        330,476
   5,830    Pinnacle West Capital Corp. ................................        230,285
   1,700    TXU Corp. ..................................................         87,635
---------------------------------------------------------------------------------------
                                                                              1,262,359
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MFS VALUE PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.9%
   6,090    Schlumberger Ltd. ..........................................    $   283,185
---------------------------------------------------------------------------------------
FOOD -- 3.3%
  24,646    Archer-Daniels-Midland Co. .................................        315,222
   3,851    The J.M. Smucker Co. .......................................        131,435
  18,210    Kellogg Co. ................................................        653,011
---------------------------------------------------------------------------------------
                                                                              1,099,668
---------------------------------------------------------------------------------------
GAS -- 3.5%
   4,800    KeySpan Corp. ..............................................        180,720
  14,000    National Fuel Gas Co. ......................................        315,140
   6,310    Nicor Inc. .................................................        288,683
   7,740    NiSource Inc. ..............................................        168,964
   7,540    WGL Holdings Inc. ..........................................        195,286
---------------------------------------------------------------------------------------
                                                                              1,148,793
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 3.2%
   7,030    Kimberly-Clark Corp. .......................................        435,860
   6,850    The Procter & Gamble Co. ...................................        611,705
---------------------------------------------------------------------------------------
                                                                              1,047,565
---------------------------------------------------------------------------------------
INSURANCE -- 5.3%
  13,790    The Allstate Corp. .........................................        509,954
   3,210    The Chubb Corp. ............................................        227,268
   5,500    The Hartford Financial Services Group, Inc. ................        327,085
  11,820    MetLife, Inc. ..............................................        340,416
   5,930    SAFECO Corp. ...............................................        183,178
   4,190    The St. Paul Cos., Inc. ....................................        163,075
---------------------------------------------------------------------------------------
                                                                              1,750,976
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 5.9%
   2,950    3M Co.......................................................        362,850
   1,420    Caterpillar Inc. ...........................................         69,509
   3,720    Danaher Corp. ..............................................        246,822
  13,820    Deere & Co. ................................................        661,978
   8,300    Eastman Kodak Co. ..........................................        242,111
   1,200    Illinois Tool Works Inc. ...................................         81,960
     200    ITT Industries, Inc. .......................................         14,120
  12,980    Pall Corp. .................................................        269,335
---------------------------------------------------------------------------------------
                                                                              1,948,685
---------------------------------------------------------------------------------------
MEDIA -- 4.9%
   6,870    Gannett Co., Inc. ..........................................        521,433
   7,570    Tribune Co. ................................................        329,295
  12,440    Viacom Inc., Class B Shares (a).............................        551,963
  11,290    The Walt Disney Co. ........................................        213,381
---------------------------------------------------------------------------------------
                                                                              1,616,072
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MFS VALUE PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
MINING -- 2.6%
   4,080    Alcan Inc. .................................................    $   153,082
  18,310    Alcoa Inc. .................................................        606,976
   2,210    Phelps Dodge Corp. (a)......................................         91,052
---------------------------------------------------------------------------------------
                                                                                851,110
---------------------------------------------------------------------------------------
OIL AND GAS -- 9.8%
   6,290    Anadarko Petroleum Corp. ...................................        310,097
   7,416    Apache Corp. ...............................................        426,272
   9,190    BP PLC ADR..................................................        464,003
   5,590    Devon Energy Corp. .........................................        275,475
  23,480    Exxon Mobil Corp. ..........................................        960,802
   3,100    Noble Corp. (a).............................................        119,660
   2,350    TotalFinaElf S.A. ADR.......................................        190,115
  13,710    Unocal Corp. ...............................................        506,447
---------------------------------------------------------------------------------------
                                                                              3,252,871
---------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.6%
  12,370    International Paper Co. ....................................        539,085
---------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.9%
   9,290    The Gillette Co. ...........................................        314,652
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.4%
  11,070    Abbott Laboratories.........................................        416,785
   7,520    Merck & Co. Inc. ...........................................        380,813
  16,290    Pfizer Inc. ................................................        570,150
   8,270    Wyeth.......................................................        423,424
---------------------------------------------------------------------------------------
                                                                              1,791,172
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
   5,910    Equity Office Properties Trust..............................        177,891
---------------------------------------------------------------------------------------
RETAIL -- 2.9%
  17,530    Sears, Roebuck and Co. .....................................        951,879
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.0%
   3,690    Analog Devices, Inc. (a)....................................        109,593
   8,700    Intel Corp. ................................................        158,949
   3,000    Texas Instruments Inc. .....................................         71,100
---------------------------------------------------------------------------------------
                                                                                339,642
---------------------------------------------------------------------------------------
SOFTWARE -- 0.6%
  20,500    Oracle Corp. (a)............................................        194,135
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.3%
   2,300    ALLTEL Corp. ...............................................        111,642
  24,215    AT&T Corp. .................................................        259,100
   9,863    AT&T Wireless Services Inc. (a).............................         57,698
  15,000    BellSouth Corp. ............................................        472,500
   4,970    Verizon Communications Inc. ................................        199,546
---------------------------------------------------------------------------------------
                                                                              1,100,486
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                              MFS VALUE PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TOBACCO -- 2.0%
  14,980    Philip Morris Cos. Inc......................................    $   654,326
---------------------------------------------------------------------------------------
TRANSPORTATION -- 1.2%
   7,658    Canadian National Railway Co. ..............................        396,684
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $29,353,839)....................     29,294,340
---------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.8%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.6%
   1,350    Northrop Grumman Corp., 7.250%..............................        178,889
---------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 0.5%
   6,200    General Motors, Series B, 5.250%............................        162,874
---------------------------------------------------------------------------------------
ELECTRIC -- 0.5%
   3,170    TXU Corp., 8.750%...........................................        171,846
---------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.2%
   8,760    Motorola Inc., 7.000%.......................................        401,821
---------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCK (Cost -- $907,129)....................        915,430
---------------------------------------------------------------------------------------
FOREIGN STOCK -- 5.6%
---------------------------------------------------------------------------------------
NETHERLANDS -- 1.0%
   7,650    Akzo Nobel N.V. ............................................        332,482
---------------------------------------------------------------------------------------
SWITZERLAND -- 2.0%
  10,870    Syngenta AG (a).............................................        651,908
---------------------------------------------------------------------------------------
UNITED KINGDOM -- 2.6%
  30,600    BT Group PLC................................................        117,569
  14,700    Diageo PLC..................................................        190,953
   7,500    GlaxoSmithKline PLC.........................................        162,147
  13,000    National Grid Group PLC.....................................         92,363
  32,400    Reed Elsevier PLC...........................................        308,001
---------------------------------------------------------------------------------------
                                                                                871,033
---------------------------------------------------------------------------------------
            TOTAL FOREIGN STOCK (Cost -- $1,753,684)....................      1,855,423
---------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.9%
$947,000    Federal National Mortgage Association, Discount Notes,
              1.900% due 7/1/02 (Cost -- $947,000)......................        947,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $32,961,652*)............    $33,012,193
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   JUNE 30, 2002

ASSETS:
  Investments, at value (Cost -- $32,961,652)...............  $33,012,193
  Cash......................................................       13,313
  Receivable for securities sold............................       96,783
  Dividends and interest receivable.........................       65,640
  Receivable due from manager...............................        9,946
  Receivable for open forward foreign currency contracts
     (Note 9)...............................................           10
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   33,197,885
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................       18,121
  Payable for Fund shares purchased.........................       12,622
  Administration fee payable................................        5,091
  Payable from open forward foreign currency contracts (Note
     9).....................................................          256
  Accrued expenses..........................................       40,443
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       76,533
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $33,121,352
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $32,061,609
  Undistributed net investment income.......................      474,109
  Accumulated net realized gain on security transactions....      534,922
  Net unrealized appreciation of investments and foreign
     currencies.............................................       50,712
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $33,121,352
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    3,138,434
-------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $10.55
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME:
  Dividends.................................................  $   359,731
  Interest..................................................       10,248
  Less: Foreign withholding tax.............................       (4,628)
-------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      365,351
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................      124,569
  Shareholder communications................................       19,685
  Custody...................................................       16,152
  Administration fee (Note 2)...............................        9,966
  Shareholder and system servicing fees.....................        7,898
  Audit and legal...........................................        7,600
  Trustee's fees............................................        3,384
  Pricing fees..............................................          345
  Other.....................................................        1,104
-------------------------------------------------------------------------
  TOTAL EXPENSES............................................      190,703
  Less: Expense reimbursement (Note 2)......................      (24,611)
-------------------------------------------------------------------------
  NET EXPENSES..............................................      166,092
-------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      199,259
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Loss From:
     Security transactions (excluding short-term
      securities)...........................................     (537,057)
     Foreign currency transactions..........................         (255)
-------------------------------------------------------------------------
  NET REALIZED LOSS.........................................     (537,312)
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
     Security transactions..................................     (581,174)
     Foreign currency transactions..........................          201
-------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................     (580,973)
-------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES..............   (1,118,285)
-------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $  (919,026)
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                 2002          2001
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   199,259   $   274,054
  Net realized gain (loss)..................................     (537,312)    1,157,267
  Decrease in net unrealized appreciation...................     (580,973)   (1,269,940)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (919,026)      161,381
---------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income.....................................           --      (222,642)
  Net realized gains........................................           --      (229,348)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................           --      (451,990)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..........................    3,507,603    12,660,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................           --       451,990
  Cost of shares reacquired.................................   (1,762,382)   (3,851,826)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,745,221     9,260,236
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................      826,195     8,969,627
NET ASSETS:
  Beginning of period.......................................   32,295,157    23,325,530
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $33,121,352   $32,295,157
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $474,109      $275,105
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Securities, formerly known as Convertible Bond, MFS Research, MFS Mid Cap Growth and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with MFS Investment Management ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Portfolio. TAMIC pays MFS 0.375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), a

                                                                              11
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 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, Travelers Insurance reimbursed expenses in the amount of $24,611 for the Portfolio.

     For the six months ended June 30, 2002, the Portfolio did not pay Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, any brokerage commissions.

     At June 30, 2002, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------
Purchases...................................................  $10,847,961
Sales.......................................................    8,760,900
-------------------------------------------------------------------------

     At June 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 2,098,226
Gross unrealized depreciation...............................   (2,047,685)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $    50,541
-------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The Portfolio may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolio did not have any open futures contracts.

 12
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 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     The Portfolio may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

     When the Portfolio writes a covered call or put option, an amount equals to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchases upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2002, the Portfolio did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio is collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 2002, the Portfolio did not have any securities on loan.

                                                                              13
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 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio from time to time may enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     At June 30, 2002, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE        DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound......................................      3,135     $ 4,779      7/1/02         $  (5)
-------------------------------------------------------------------------------------------------------
TO SELL:
Euro...............................................     66,413      65,467      7/1/02          (251)
Euro...............................................      4,226       4,165      7/2/02            10
-------------------------------------------------------------------------------------------------------
                                                                                                (241)
-------------------------------------------------------------------------------------------------------
Total Unrealized Loss on Open Forward Foreign
  Currency Contracts...............................                                            $(246)
-------------------------------------------------------------------------------------------------------

     10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2002      DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------
Shares sold.................................................         320,630            1,151,357
Shares issued on reinvestment...............................              --               41,929
Shares reacquired...........................................        (163,302)            (354,224)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         157,328              839,062
-----------------------------------------------------------------------------------------------------

 14
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--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                  2002(1)    2001(2)    2000(2)    1999(2)    1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $10.83     $10.89      $9.93      $9.46    $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)....................       0.06       0.11       0.11       0.13      0.05
  Net realized and unrealized gain (loss).....      (0.34)     (0.00)*     1.02       0.34     (0.54)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      (0.28)      0.11       1.13       0.47     (0.49)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................         --      (0.08)     (0.08)        --     (0.05)
  Net realized gains..........................         --      (0.09)     (0.09)        --     (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions...........................         --      (0.17)     (0.17)        --     (0.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................     $10.55     $10.83     $10.89      $9.93     $9.46
-------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      (2.59)%++    1.00%    11.59%      4.97%    (4.94)%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).............    $33,121    $32,295    $23,326    $19,908    $8,463
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)..............................       1.00%+     1.00%      1.00%      0.99%     0.99%+
  Net investment income.......................       1.20+      1.01       1.05       1.26      1.47+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         27%       123%        54%        41%        2%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $24,611, $28,095, $15,528, $24,087 and $17,700 for the six
    months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

       PER SHARE DECREASE                EXPENSE RATIO WITHOUT
    IN NET INVESTMENT INCOME             EXPENSE REIMBURSEMENT
---------------------------------  ---------------------------------
2002   2001   2000   1999   1998   2002   2001  2000   1999    1998
-----  -----  -----  -----  -----  -----  ----  -----  -----  ------
$0.01  $0.01  $0.01  $0.02  $0.02  1.15%+ 1.11% 1.07%  1.15%  1.64%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

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

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-02) Printed in U.S.A.